                                                              File Nos. 33-20318
                                                                        811-5485

As filed with the Securities and Exchange Commission on April 29, 2005

                   ------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 42           [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 45                   [X]


                                   ATLAS FUNDS
               (Exact Name of Registrant as Specified in Charter)


                                794 Davis Street
                          San Leandro, California 94577
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, including Area Code: (510) 297-7444


                                 W. LAWRENCE KEY
                                   ATLAS FUNDS
                                794 DAVIS STREET
                          SAN LEANDRO, CALIFORNIA 94577
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                 With copies to:

GREGORY T. PUSCH, ESQ.                             LEZLIE IANNONE
PAUL, HASTINGS, JANOFSKY & WALKER LLP              ATLAS FUNDS
55 SECOND, TWENTY-FOURTH FLOOR                     794 DAVIS STREET
SAN FRANCISCO, CALIFORNIA 94105                    SAN LEANDRO, CALIFORNIA 94577

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/X/ on April 30, 2005 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (DATE) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on _________________________ pursuant to paragraph (a)(2)
                 www.atlasfunds.com

                    Atlas Funds
                    Prospectus

                  April 30, 2005


                                        [ATLAS LOGO]

                           NOT PART OF THE PROSPECTUS

                    SAFEGUARDING THE PRIVACY OF OUR CUSTOMERS


We greatly appreciate the privilege of providing you with financial services and take seriously the accompanying responsibilities. One of our foremost obligations is protecting your privacy.

The following information outlines the measures we take to keep your personal records secure. We trust you will find this information enlightening and reassuring.


When you ask any member of our family of companies to provide you with financial services, you entrust us with the protection of your personal information. We consider the trust you place in us our most important responsibility and are taking this opportunity to explain our privacy policy.

IMPORTANT WAYS WE PROTECT YOUR INFORMATION


- We do not share personal information about you with any third parties, except as necessary to process and maintain our records.

- We limit access to the personal information of our customers, shareholders, employees and applicants for employment to only those employees and agents who require this data in order to process and maintain our records. All of our employees work under strict standards and procedures to protect the confidentiality of your personal information.

- We maintain physical, electronic, and procedural safeguards to help protect your personal information.


HOW WE RECEIVE INFORMATION ABOUT YOU

We may receive information about you in several ways. If you open an account or submit a loan or other type of application, we must collect certain information about you in order to process your request and meet legal and regulatory requirements. This information will come from you, from people and establishments you identify in the application process (for example, references you provide) and from established credit bureaus or similar information agencies. We also collect data from your transactions with us and others, as well as from our experience with you as a customer.


You may also provide us with information voluntarily -- for example, if you write, telephone, e-mail, or visit our web site. Any information obtained about you through the internet or e-mail is protected with the same care and safeguards as the information obtained in other ways.


HOW WE USE THE INFORMATION WE HAVE ABOUT YOU


World Savings Bank, World Mortgage Company, World Savings Insurance Agency, Atlas Securities, Inc., and Atlas Funds, are affiliated with one another. As permitted by law, our affiliated companies may share information about how to contact you and about our transactions and experiences with you. We do this for administrative purposes, as well as for marketing and product development, allowing us to provide you with special offers we believe would be of interest.


We do not provide information specifically about you and your account or other data which identifies you personally to people or companies that are not affiliated with us, except:

-  To accommodate your request or authorization

-  To facilitate the completion of a transaction which you initiate or authorize

-  To follow federal requirements for working with established credit bureaus


- To support data-processing, document handling and other service companies under contract with us to help us process and maintain our records


-  To comply with a federal or state law

REST ASSURED


Protecting your privacy is a top priority for us. Our physical, electronic, and procedural safeguards are designed to keep your records confidential and protect your peace of mind. As one of our valued customers you can rest assured that your personal information is both safe and secure.

                             ATLAS FUNDS PROSPECTUS
                                 APRIL 30, 2005

                                                               TABLE OF CONTENTS

RISK/RETURN SUMMARY AND FUND EXPENSES                                 PAGE

   STOCK FUNDS
     Balanced Fund                                                      2
     Emerging Growth Fund                                               3
     Fund of Funds                                                      4
     Global Growth Fund                                                 6
     Growth Opportunities Fund                                          7
     S&P 500 Index Fund                                                 8
     Strategic Growth Fund                                              9
     Value Fund                                                        10

   BOND FUNDS
     American Enterprise Bond Fund                                     11
     California Municipal Bond Fund                                    12
     National Municipal Bond Fund                                      13
     Strategic Income Fund                                             14
     U.S. Government and Mortgage Securities Fund                      15

   MONEY FUNDS
     California Municipal Money Fund                                   16
     Money Market Fund                                                 17
     U.S. Treasury Money Fund                                          18

MORE ABOUT STRATEGIES AND RISKS                                        19

FUND MANAGEMENT                                                        21

ACCOUNT INFORMATION
     Doing Business with Atlas                                         25
     Buying Shares                                                     26
     Selling Shares                                                    27
     Other Account Information                                         29

FINANCIAL HIGHLIGHTS                                                   34

APPENDIX
     Description of Ratings                                            42

HOW TO OBTAIN MORE INFORMATION ABOUT ATLAS FUNDS               Inside Back Cover

Atlas Funds, like all mutual funds, are registered with the Securities and Exchange Commission (SEC). However, the SEC does not guarantee that the information in this prospectus is accurate or complete, nor has it endorsed the funds. It is against the law for anyone to state otherwise.

[SIDENOTE]

                               WE WANT YOU TO KNOW
Atlas Funds are not FDIC insured and are not deposits or obligations of, or guaranteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain or loss when you sell.

BALANCED FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth and current income. Capital preservation is an additional goal.

STRATEGY

The fund invests approximately 60% of its assets in stocks and 40% of its assets in U.S. government securities and investment grade bonds. While these ratios may vary, at least 25% of the fund's assets will be invested in stocks and at least 25% of the fund's assets will be invested in bonds at all times.

For the equity portion of the portfolio, the fund invests primarily in mid-capitalization stocks which the fund manager determines are value stocks. Mid-capitalization companies are those with market capitalizations similar to those of companies in the Russell Midcap Index(R). The fund manager applies quantitative and statistical methods to analyze the relative quality and value of stocks and select those it believes to be relatively underpriced compared to the rest of the market. The fund does not invest in companies that manufacture tobacco products.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries, and individual companies.

From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

Because the fund also invests in bonds, the value of your shares may fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Bond investments in the portfolio will behave largely the same way. Bonds held by the fund could default or have their credit ratings lowered, potentially reducing the fund's share price and income.

The fund also invests in U.S. Government Securities including direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, which are supported by its full faith and credit and indirect obligations issued by federal agencies and government-sponsored entities which generally are not backed by the full faith and credit of the U.S. Government. Indirect obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest only in stocks.

The fund's income varies, as does the dividend paid to investors.

EXPENSES


     These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 1.27% through April 29, 2006.



   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                    NONE
     Maximum deferred sales charge                        NONE
     Redemption fee                                       NONE
     Exchange fee                                         NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                       0.70%
     Distribution (12b-1) fee                             0.25%
     Other expenses                                       0.36%
                                                          -----
   TOTAL ANNUAL OPERATING EXPENSES                        1.31%
     Expense reduction                                    0.04%
                                                          -----
   NET OPERATING EXPENSES                                 1.27%


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


      1 YEAR        3 YEARS          5 YEARS         10 YEARS
      $ 129          $ 411            $ 714          $  1,575


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

1995    26.8
1996    15.8
1997    22.7
1998     8.6
1999    -5.2
2000    -8.7
2001    -1.7
2002   -19.1
2003    14.7
2004     9.2


BEST QUARTER:                 Q4 '01              10.07%
WORST QUARTER:                Q3 '01             -11.99%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04


                                 1 YEAR      5 YEARS   10 YEARS
   RETURN BEFORE TAXES            9.24%      -1.87%      5.38%
   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS               9.10%      -2.32%      4.12%
   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS AND
   SALE OF FUND SHARES            6.13%      -1.84%      3.96%
   LEHMAN BROTHERS
   AGGREGATE BOND INDEX(2)        4.34%       7.70%      7.72%
   S&P 500 INDEX(2)              10.87%      -2.29%     12.07%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

     FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

EMERGING GROWTH FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth exclusively, with no intent to provide current income.

STRATEGY

The fund invests primarily in the stocks of small, growth-oriented U.S. companies with total market capitalizations of less than $2.5 billion. It focuses on "emerging growth" companies which are considered to be beyond their start-up periods, but are not yet established or mature.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund looks for companies with superior, sustainable revenue and earnings growth. It emphasizes companies that generate growth internally, rather than by acquisition. The fund manager seeks businesses with favorable prospects for increasing demand and leadership potential in their market sectors. Often these firms are developing new products or entering new markets.

The fund invests in companies that generally retain their earnings for research, development and investment in capital assets, rather than paying out dividends.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries, and individual companies.

Since the fund's price will vary, you could lose money on your investment. Smaller companies usually have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, the fund's share price may fluctuate more than funds that invest in larger companies.

EXPENSES


     These are the fees and expenses you may pay as a fund investor.



   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                    NONE
     Maximum deferred sales charge                        NONE
     Redemption fee                                       NONE
     Exchange fee                                         NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                       0.80%
     Distribution (12b-1) fee                             0.25%
     Other expenses                                       0.48%
                                                          -----
   TOTAL ANNUAL OPERATING EXPENSES                        1.53%


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.


     1 YEAR        3 YEARS          5 YEARS         10 YEARS
     $  156        $   483          $   834         $  1,824


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

1998     5.8
1999    42.7
2000   -22.8
2001    -2.9
2002   -36.6
2003    49.9
2004    15.5


BEST QUARTER:                 Q4 '99              52.43%
WORST QUARTER:                Q3 '01             -28.70%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04


                                                   SINCE
                                                 INCEPTION
                           1 YEAR      5 YEARS   (4/30/97)
RETURN BEFORE TAXES         15.45%       -3.81%       6.45%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS            15.45%       -3.81%       6.33%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES         10.04%       -3.20%       5.62%
RUSSELL 2000
TOTAL RETURN INDEX(2)       18.33%        6.60%      10.11%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

     FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

FUND OF FUNDS

INVESTMENT OBJECTIVE

The Atlas Fund of Funds seeks long-term growth of capital and moderate current income.

STRATEGY

The fund is designed to provide broad diversification among equity, fixed income, and money market securities. It invests in other Atlas Funds which are included in this prospectus as follows:

   INVESTMENT RANGE FOR THE PORTFOLIO

     Stock or Equity Funds             40-80%
     Bond or Fixed Income Funds        10-40%
     Cash and Money Market Funds        0-20%

Under normal conditions, the fund will target a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. However, the allocation may be adjusted within the investment range above according to the fund manager's outlook for the economy, financial markets, and the market values of the underlying Atlas Funds.

Investments in the underlying Atlas Funds do not necessarily correspond entirely with investment in a particular type of security. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities. Therefore, a 50% allocation of assets to the stock funds, for example, would probably result in less than a 50% exposure to the stock market.

RISKS

The investment objective, strategy and risks for each of the underlying Atlas Funds are also described in this prospectus. Please read this information carefully before investing in the fund. The fund is suitable for investors who are seeking a reasonable level of stock market exposure, but are not comfortable with the risk of more aggressive investments. Investors are subject to the risks associated with each of the underlying Atlas Funds in proportion to their respective weighting within the portfolio. Also the fund's share price will fluctuate with changing market conditions, as will the share prices of the underlying Atlas Funds. The fund's income will vary as will the dividends paid to investors. Since the fund's price will vary, you could lose money on your investment.

EXPENSES

     These are the fees and expenses you may pay as a fund investor.


   TRANSACTION FEES
     Maximum sales charge on purchases                    NONE
     Maximum deferred sales charge                        NONE
     Redemption fee                                       NONE
     Exchange fee                                         NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                       0.25%
     Distribution (12b-1) fee                             0.00%
     Other expenses                                       0.27%
                                                          -----
   TOTAL ANNUAL OPERATING EXPENSES*                       0.52%



   * IN ADDITION, THIS FUND PAYS A PORTION OF THE EXPENSES OF THE UNDERLYING ATLAS FUNDS WHICH MAKE UP ITS PORTFOLIO. THE AMOUNT OF THESE EXPENSES CHANGES DEPENDING ON THE MAKE UP OF THE PORTFOLIO AT ANY PARTICULAR TIME. AS OF DECEMBER 31, 2004, THE AMOUNT OF THESE IMPUTED EXPENSES WAS 1.16% OF AVERAGE NET ASSETS (RANGING FROM A LOW OF 0.01% FOR THE MONEY MARKET FUND TO A HIGH OF 0.22% FOR THE VALUE FUND).


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


1 YEAR        3 YEARS          5 YEARS         10 YEARS
 $ 53          $ 167            $ 291            $ 653


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

2003    21.0
2004     9.9


BEST QUARTER:                 Q2 '03              10.66%
WORST QUARTER:                Q1 '03              -3.10%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04


                                                      SINCE
                                                    INCEPTION
                                    1 YEAR           (5/1/02)
   RETURN BEFORE TAXES               9.92%            5.94%
   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS                  9.71%            5.71%
   RETURN AFTER TAXES(1)
   ON DISTRIBUTIONS AND
   SALE OF FUND SHARES               6.48%            4.94%
   LEHMAN BROTHERS
   AGGREGATE BOND INDEX(2)           4.34%            6.17%
   S&P 500 INDEX(2)                 10.87%            6.38%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

     FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

The risks are generally the same as for other mutual funds:

- Market Risk: The market value of stocks will fluctuate with changing market and economic conditions and developments related to specific companies.


- Interest Rate Risk: The market value of fixed income securities can generally be expected to vary inversely with changes in interest rates.

- Credit Risk: Debt securities held by the underlying funds could default or have their credit ratings lowered, potentially reducing a fund's share price and income. The risk is greater for high-yield ("junk") bonds, whose issuers are more vulnerable to business and economic changes, such as a recession, that might impair their ability to make timely interest and principal payments.

- Prepayment Risk: For mortgage-backed securities, there is the risk that homeowners will accelerate principal payments on mortgages when interest rates are falling. Funds investing in mortgage-backed securities may be forced to reinvest prepayments in lower yielding securities. Also prepayments may result in reducing the value of mortgage securities that were originally purchased at a price above par.

- U.S. Government Security Risk: Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

- Currency Risk: Stocks issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar. The share price of funds that hold these securities will also vary.

The fund will normally have the greatest exposure to market risk because of the expected higher allocations to those underlying Atlas Funds that invest primarily in stocks. It will have lower exposure to interest rate, credit and prepayment risk because of the smaller allocation to bonds and cash.

A portion of the assets may also be exposed to the risks of foreign investing, including currency risk. Some of the underlying funds can invest in emerging market countries, which are less stable than the U.S. and other mature economies. Investments in these countries are subject to more risk and price volatility than investments in more developed markets.

MORE ABOUT DIVERSIFICATION

The fund offers a professionally managed allocation of assets among a broad range of underlying Atlas Funds. By investing in a variety of underlying funds, the fund's performance could benefit from the diversified returns of many types of securities.

The fund invests in Atlas Funds holding domestic and foreign stocks, small-, mid- and large-cap stocks, and growth and value stocks. To a lesser extent, the fund invests in funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds (sometimes called "junk bonds") and convertible securities.

The theory of diversification is that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by other investments that are stable or rising. Therefore, a major benefit of the fund is the potential for attractive long-term returns with reduced volatility.

On the other hand, the fund's strategy of investing in other mutual funds results in greater expenses than you would incur if you invested in the underlying funds directly.

GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth exclusively, with no intent to provide current income.

STRATEGY

The fund invests primarily in the stocks of growth-oriented companies throughout the world. These companies may be of any size, and often they are developing new products or expanding into new markets.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund manager usually invests a substantial portion of the fund's portfolio in the United States and developed markets in western Europe, such as the United Kingdom, France, and Germany.

The fund uses a "global theme" approach to selecting investments. Currently, the fund manager believes the following key trends offer the most promise for long-term growth:

-    mass affluence
-    new technologies
-    corporate restructuring
-    aging of the population

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries and individual companies.

Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Stocks issued abroad are usually denominated in foreign currencies which may fluctuate against the U.S. dollar, causing the value of your shares to fluctuate.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest only in foreign securities.

EXPENSES

     These are the fees and expenses you may pay as a fund investor.


   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                          NONE
     Maximum deferred sales charge                              NONE
     Redemption fee*                                            2.00%
     Exchange fee                                               NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                             0.78%
     Distribution (12b-1) fee                                   0.25%
     Other expenses                                             0.32%
                                                                -----
   TOTAL ANNUAL OPERATING EXPENSES                              1.35%



   * A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF THEIR PURCHASE. THE FUND'S MANAGEMENT HAS INSTITUTED THIS FEE TO DISCOURAGE THE SHORT-TERM TRADING OF THE FUND'S SHARES (SEE REDEMPTION FEE FOR GLOBAL GROWTH FUND).


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


     1 YEAR        3 YEARS          5 YEARS         10 YEARS
     $  137        $   428          $   739         $  1,624


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

1997                                  24.4
1998                                  16.2
1999                                  55.9
2000                                   3.2
2001                                 -11.6
2002                                 -22.8
2003                                  40.3
2004                                  17.8


BEST QUARTER:                 Q4 '99              37.86%
WORST QUARTER:                Q3 '02             -18.55%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04


                                                  SINCE
                                                INCEPTION
                             1 YEAR   5 YEARS    (4/30/96)
RETURN BEFORE TAXES           17.79%     3.08%       13.09%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS              17.84%     2.81%       11.93%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES           11.72%     2.55%       11.05%
MORGAN STANLEY
CAPITAL INTERNATIONAL
WORLD INDEX(2)                15.25%    -2.05%        6.67%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

     FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation without any consideration for current income.

STRATEGY

The fund invests primarily in stocks of large, well-known U.S. companies. The fund manager selects a combination of growth stocks, believed to have superior earnings potential, and value stocks that trade at attractive prices.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund also invests in convertible securities for some protection against fluctuating stock prices. In addition, it may purchase government and investment grade corporate bonds.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries and individual companies.

The fund also invests in securities that fluctuate along with interest rates. When interest rates rise, bond prices usually decline. Convertible bond prices are likely to decline as well, but to a lesser degree. When rates fall, prices generally increase. Interest-sensitive securities in the portfolio will behave largely the same way.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

EXPENSES

     These are the fees and expenses you may pay as a fund investor.


   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                        NONE
     Maximum deferred sales charge                            NONE
     Redemption fee                                           NONE
     Exchange fee                                             NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                           0.63%
     Distribution (12b-1) fee                                 0.25%
     Other expenses                                           0.26%
                                                              -----
   TOTAL ANNUAL OPERATING EXPENSES                            1.14%


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


     1 YEAR        3 YEARS          5 YEARS         10 YEARS
     $  116        $   362          $   628         $  1,386


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

1995                                  33.1
1996                                  20.2
1997                                  26.3
1998                                  25.8
1999                                  31.7
2000                                  -4.9
2001                                 -13.8
2002                                 -18.1
2003                                  24.9
2004                                   9.9


BEST QUARTER:                 Q4 '99              20.98%
WORST QUARTER:                Q3 '01             -13.81%



AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04



                             1 YEAR   5 YEARS    10 YEARS
RETURN BEFORE TAXES            9.89%    -1.63%       11.92%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS               9.85%    -1.99%       10.03%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES            6.49%    -1.49%        9.55%
S&P 500 INDEX(2)              10.87%    -2.29%       12.07%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

     FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth by investing in the stocks that comprise the S&P 500 Composite Stock Price Index (S&P 500 Index).

STRATEGY

The fund attempts to match as closely as possible, before fees and expenses, the risk and return of the S&P 500 Index, which emphasizes stocks of large U.S. companies. There is no attempt to "beat the market" and the fund does not seek temporary defensive positions when markets appear overvalued.

The fund invests all of its assets in a separate mutual fund (Master Portfolio), which has the same investment objective as the fund. The Master Portfolio holds stocks of each of the companies that comprise the S&P 500 Index, and seeks to match its holdings to the relative value represented by each company in the index. The Master Portfolio may also use stock index futures and options to manage its cash flow and remain fully invested.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

EXPENSES


     These are the fees and expenses you may pay as a fund investor. Total annual operating expenses include the fund's and the Master Portfolio's expenses. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.61% through April 29, 2006.



   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                        NONE
     Maximum deferred sales charge                            NONE
     Redemption fee                                           NONE
     Exchange fee                                             NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                           0.30%
     Distribution (12b-1) fee                                 0.25%
     Other expenses                                           0.34%
                                                              -----
   TOTAL ANNUAL OPERATING EXPENSES                            0.89%
     Expense reduction                                        0.28%
                                                              -----
   NET OPERATING EXPENSES*                                    0.61%



   * RESTATED TO REFLECT FEE WAIVER AGREEMENT IN EFFECT THROUGH APRIL 29, 2006. FOR THE PERIOD FROM JANUARY 1, 2004 THROUGH APRIL 29, 2005, ATLAS ADVISERS AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S NET OPERATING EXPENSES AT OR BELOW 0.50%.


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.


     1 YEAR        3 YEARS          5 YEARS         10 YEARS
     $   62        $   256          $   466         $  1,070


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

2001                                 -12.4
2002                                -22.37
2003                                  27.7
2004                                  10.4


BEST QUARTER:                 Q2 '03              15.28%
WORST QUARTER:                Q3 '02             -17.39%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04


                                                   SINCE
                                                 INCEPTION
                             1 YEAR   5 YEARS    (8/16/00)
RETURN BEFORE TAXES           10.37%      N/A        -3.46%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS              10.15%      N/A        -3.70%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES            7.05%      N/A        -3.03%
S&P 500 INDEX(2)              10.87%      N/A        -3.01%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

     FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth exclusively, with no intent to provide current income.

STRATEGY

The fund invests primarily in stocks of medium to large, growth-oriented, U.S. companies. The fund manager seeks companies it believes have above-average appreciation potential.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund's stock selection strategy focuses on businesses that appear to have a combination of superior revenue and earnings prospects. The fund manager looks for companies with favorable earnings momentum believed to be sustainable over time. It conducts a rigorous analysis and selects only those businesses that exhibit strong fundamentals.

The fund is moderately aggressive and does not normally use income-oriented investments for protection against market volatility.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries and individual companies.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

EXPENSES

     These are the fees and expenses you may pay as a fund investor.


   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                        NONE
     Maximum deferred sales charge                            NONE
     Redemption fee                                           NONE
     Exchange fee                                             NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                           0.70%
     Distribution (12b-1) fee                                 0.25%
     Other expenses                                           0.40%
                                                              -----
   TOTAL ANNUAL OPERATING EXPENSES                            1.35%


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.



     1 YEAR        3 YEARS          5 YEARS         10 YEARS
     $  137        $   428          $   739         $  1,624


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

1995                                  29.1
1996                                  23.7
1997                                  26.9
1998                                  11.2
1999                                  40.1
2000                                  -9.7
2001                                 -28.6
2002                                 -27.2
2003                                  22.5
2004                                   9.9


BEST QUARTER:                 Q4 '99              26.18%
WORST QUARTER:                Q4 '00             -25.50%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04


                             1 YEAR   5 YEARS     10 YEARS
RETURN BEFORE TAXES            9.86%    -8.77%        7.16%
RETURN AFTER TAXES
ON DISTRIBUTIONS(1)            9.86%    -8.82%        5.85%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES            6.41%    -7.23%        5.76%
S&P 500 INDEX(2)              10.87%    -2.29%       12.07%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT IN THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

     FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

VALUE FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth and some income.

STRATEGY

The fund invests primarily in value stocks issued by large U.S. companies with market capitalizations similar to companies in the S&P 500 Index.

The fund manager uses fundamental research, computer models and proprietary valuation methods to select investments and manage the fund. It considers stocks undervalued when their intrinsic worth, based on measures such as the price-to-earnings ratio, dividend income, and earnings power, is not reflected in their market price. The fund manager may sell stocks when they no longer appear to be undervalued or exhibit deteriorating fundamentals. The fund does not invest in companies that manufacture tobacco products.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities. Value stocks may fluctuate less than growth stocks that trade at premium prices.

The fund's income varies, as does the dividend paid to investors.

EXPENSES


     These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 1.41% through April 29, 2006.



   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                        NONE
     Maximum deferred sales charge                            NONE
     Redemption fee                                           NONE
     Exchange fee                                             NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                           0.80%
     Distribution (12b-1) fee                                 0.25%
     Other expenses                                           0.44%
                                                              -----
   TOTAL ANNUAL OPERATING EXPENSES                            1.49%
     Expense reduction                                        0.08%
                                                              -----
   NET OPERATING EXPENSES*                                    1.41%



   * RESTATED TO REFLECT FEE WAIVER AGREEMENT IN EFFECT THROUGH APRIL 29, 2006. FOR THE PERIOD FROM JANUARY 1, 2004 THROUGH APRIL 29, 2005, ATLAS ADVISERS AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S NET OPERATING EXPENSES AT OR BELOW 1.40%.


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.


     1 YEAR        3 YEARS          5 YEARS         10 YEARS
     $  144        $   463          $   806         $  1,773


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

2003                                  21.3
2004                                  16.5


BEST QUARTER:                 Q2 '03              13.39%
WORST QUARTER:                Q1 '03              -5.58%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04


                                                      SINCE
                                                    INCEPTION
                                    1 YEAR          (5/1/02)
RETURN BEFORE TAXES                  16.47%              5.36%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS                     16.41%              5.16%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                  10.78%              4.49%
S&P 500 INDEX(2)                     10.87%              6.38%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT IN THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

     FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

AMERICAN ENTERPRISE BOND FUND

INVESTMENT OBJECTIVE

The fund seeks to provide current income. Capital preservation is an additional goal.

STRATEGY

Under normal market conditions, the fund invests at least 80% of its assets in a broad range of long, intermediate or short term bonds issued by U.S. corporations, federal, state, and local governments and their agencies which, in the opinion of the fund manager, offer the best opportunity to produce current income. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change. The fund may invest up to 15% of its assets in securities rated below investment grade which sometimes are referred to as "junk bonds."

Portfolio securities may be sold by the fund when the price target set by the fund manager is reached, or when, in their opinion, market fundamentals warrant a rebalancing of interest rate or sector risk or if the fundamentals of the issuer or specific issue deteriorate.

RISKS

The fund's income varies, as does the dividend paid to investors. The portfolio may have a high turnover rate, which can increase costs.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues.

Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

Since the fund's price will vary, you could lose money on your investment.

Securities rated below investment grade have a greater chance of default on interest and principal payments. Their prices fluctuate more than those of higher-rated securities. Investment grade securities are those rated at least BBB, or the equivalent, at the time of purchase.

EXPENSES


     These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 1.01% through April 29, 2006.



   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                        NONE
     Maximum deferred sales charge                            NONE
     Redemption fee                                           NONE
     Exchange fee                                             NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                           0.55%
     Distribution (12b-1) fee                                 0.25%
     Other expenses                                           0.28%
                                                              -----
   TOTAL ANNUAL OPERATING EXPENSES                            1.08%
     Expense reduction                                        0.07%
                                                              -----
   NET OPERATING EXPENSES*                                    1.01%



   * RESTATED TO REFLECT FEE WAIVER AGREEMENT IN EFFECT THROUGH APRIL 29, 2006. FOR THE PERIOD FROM JANUARY 1, 2004 THROUGH APRIL 29, 2005, ATLAS ADVISERS AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S NET OPERATING EXPENSES AT OR BELOW 0.50%.


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.


     1 YEAR        3 YEARS          5 YEARS         10 YEARS
     $  103        $   337          $   589         $  1,311


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]


TOTAL RETURN - AS OF 12/31 (%)


2004                                   3.2


BEST QUARTER:                 Q3 '04               2.31%
WORST QUARTER:                Q2 '04              -1.81%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04


                                                      SINCE
                                                    INCEPTION
                                    1 YEAR          (5/1/03)
RETURN BEFORE TAXES                   3.21%              3.05%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS                      1.97%              1.82%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                   2.08%              1.89%
LEHMAN INTERM GOVERNMENT/
CREDIT INDEX(2)                       3.04%              3.01%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

     FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS.

CALIFORNIA MUNICIPAL BOND FUND (FOR RESIDENTS OF CALIFORNIA ONLY)

INVESTMENT OBJECTIVE

The fund seeks high current income which is exempt from federal and California income tax. Capital preservation is an additional goal.

STRATEGY

The fund invests primarily in intermediate and long-term California municipal bonds, with at least 80% of its assets in these instruments at all times. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change. It invests exclusively in investment grade securities rated AAA, AA, A, BBB, or the equivalent, at the time of purchase. In addition, an independent credit analysis is completed for each bond purchased.

The fund emphasizes securities of issuers providing essential services, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years.

RISKS

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. In addition, investments in BBB securities have speculative elements.

The fund is classified as non-diversified. This means that the fund may invest a greater percentage of its assets in a particular issuer, and the fund's performance will depend upon a smaller category of securities, than a diversified fund. Accordingly, the fund may experience greater fluctuations in net asset value and may have greater risk of loss.

Since the fund's price will vary, you could lose money on your investment. Changes in California's economy or legal and regulatory environment may affect the ability of bond issuers to pay interest and principal on their debt. As a result, share price may fluctuate more than funds that invest in municipal bonds from many different states.

The fund is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the fund's income.

Some income from the fund may be taxable or subject to the alternative minimum tax. The fund may also distribute taxable capital gains.

EXPENSES

     These are the fees and expenses you may pay as a fund investor.


   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                        NONE
     Maximum deferred sales charge                            NONE
     Redemption fee                                           NONE
     Exchange fee                                             NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                           0.55%
     Distribution (12b-1) fee                                 0.25%
     Other expenses                                           0.14%
                                                              -----
   TOTAL ANNUAL OPERATING EXPENSES                            0.94%


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


     1 YEAR        3 YEARS          5 YEARS         10 YEARS
     $   96        $   300          $   520         $  1,155


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

1995                                  14.8
1996                                   3.9
1997                                   8.0
1998                                   5.9
1999                                  -4.5
2000                                  12.8
2001                                   3.5
2002                                   7.6
2003                                   4.2
2004                                   4.5


BEST QUARTER:                 Q1 '95               5.91%
WORST QUARTER:                Q2 '04              -2.19%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04


                           1 YEAR      5 YEARS   10 YEARS
RETURN BEFORE TAXES          4.45%        6.43%      5.93%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS             4.42%        6.42%      5.90%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          4.20%        6.15%      5.76%
LEHMAN BROTHERS
MUNICIPAL BOND INDEX(2)      4.48%        7.19%      7.05%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT IN THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

     FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

NATIONAL MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The fund seeks high current income which is exempt from federal income tax. Capital preservation is an additional goal.

STRATEGY

The fund invests primarily in intermediate and long-term municipal bonds, with at least 80% of assets in these instruments at all times. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change. It invests exclusively in investment grade securities rated AAA, AA, A, BBB, or the equivalent, at the time of purchase. In addition, an independent credit analysis is completed for each bond purchased.

The fund emphasizes essential services securities, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years.

RISKS

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. In addition, investments in BBB securities have speculative elements.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest in municipal securities from a single state.

The fund is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the fund's income.

Some income from the fund may be taxable or subject to the alternative minimum tax. The fund may also distribute taxable capital gains.

EXPENSES

     These are the fees and expenses you may pay as a fund investor.


   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                        NONE
     Maximum deferred sales charge                            NONE
     Redemption fee                                           NONE
     Exchange fee                                             NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                           0.55%
     Distribution (12b-1) fee                                 0.25%
     Other expenses                                           0.19%
                                                              -----
   TOTAL ANNUAL OPERATING EXPENSES                            0.99%


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


     1 YEAR        3 YEARS          5 YEARS         10 YEARS
     $  101        $   315          $   547         $  1,213


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

1995                                  14.8
1996                                   3.6
1997                                   8.6
1998                                   5.7
1999                                  -4.9
2000                                  11.2
2001                                   4.8
2002                                   8.8
2003                                   4.7
2004                                   4.4


BEST QUARTER:                 Q1 '95               5.62%
WORST QUARTER:                Q2 '04              -2.54%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04


                           1 YEAR      5 YEARS   10 YEARS
RETURN BEFORE TAXES          4.36%        6.75%      6.05%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS             4.36%        6.75%      6.00%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          4.14%        6.42%      5.85%
LEHMAN BROTHERS
MUNICIPAL BOND INDEX(2)      4.48%        7.19%      7.05%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT IN THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

     FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks high current income consistent with capital preservation.

STRATEGY

The fund looks for income opportunities among three broad sectors of the bond market:

-    U.S. Government securities
-    Foreign fixed income debt
-    High-yield, high-risk, lower-rated debt of U.S. companies ("junk bonds")

The fund seeks to manage risk by investing in all three sectors and by varying the amount in each in order to take advantage of changing market conditions. Assets within each sector are also broadly diversified.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They may purchase issues of any maturity, based on the outlook for interest rates.

RISKS

The fund's income varies, as does the dividend paid to investors. The portfolio may have a high turnover rate, which can increase costs.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues.

Since the fund's price will vary, you could lose money on your investment. There are special risks associated with this fund, which may expose investors to greater risk of loss.

- Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

- Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market. Bonds issued abroad may be denominated in foreign currencies, which can fluctuate against the U.S. dollar.

- There is no restriction on investments in junk bonds(rated BB or lower, or the equivalent), which have a greater chance of default on interest and principal payments. Their prices fluctuate more than those of higher-rated securities.

- The fund is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the fund's income.

EXPENSES

     These are the fees and expenses you may pay as a fund investor.


   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                        NONE
     Maximum deferred sales charge                            NONE
     Redemption fee                                           NONE
     Exchange fee                                             NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                           0.72%
     Distribution (12b-1) fee                                 0.25%
     Other expenses                                           0.27%
                                                              -----
   TOTAL ANNUAL OPERATING EXPENSES                            1.24%


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


     1 YEAR        3 YEARS          5 YEARS         10 YEARS
     $  126        $   393          $   681         $  1,500


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

1997                                   9.6
1998                                   4.0
1999                                   1.9
2000                                   2.1
2001                                   4.5
2002                                   6.3
2003                                  16.1
2004                                   8.7


BEST QUARTER:                 Q4 '04               5.62%
WORST QUARTER:                Q2 '04              -2.00%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/03


                                                  SINCE
                                                 INCEPTION
                             1 YEAR   5 YEARS   (5/20/96)
RETURN BEFORE TAXES            8.73%     7.42%        7.12%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS               6.72%     4.84%        4.21%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES            5.61%     4.71%        4.22%
LEHMAN BROTHERS
AGGREGATE BOND INDEX(2)        4.34%     7.70%        7.12%
CITIGROUP WORLD
GOVERNMENT BOND INDEX(2)      10.35%     8.79%        6.97%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT IN THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

     FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

INVESTMENT OBJECTIVE

The fund seeks high current income. Capital preservation is an additional goal.

STRATEGY

The fund invests primarily in mortgage-backed securities with the highest quality rating (AAA), at the time of purchase, issued by:

-    Federal Home Loan Mortgage Corporation ("FHLMC")
-    Federal National Mortgage Association ("FNMA")
-    Government National Mortgage Association ("GNMA")

At least 80% of the fund's assets will be invested in these instruments at all times. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change. The fund may purchase bonds of any maturity, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years. In attempting to maintain a consistently high yield, fund managers select securities they believe are less likely than others to be paid off ahead of schedule.

RISKS

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. The fund invests in mortgage-backed securities, which can be less sensitive to interest rate changes than other bonds with the same maturity.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that invest in short-term bonds.

Payment of principal and interest on mortgage-backed obligations of the Government National Mortgage Association is backed by the full faith and credit of the United States. Mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

When interest rates decline, mortgage-backed securities are subject to prepayments of principal, because the underlying mortgages may be paid off earlier than expected. The yield may be adversely impacted if the fund has to reinvest at lower rates than the original investments.

EXPENSES

     These are the fees and expenses you may pay as a fund investor.


   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                        NONE
     Maximum deferred sales charge                            NONE
     Redemption fee                                           NONE
     Exchange fee                                             NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                           0.55%
     Distribution fee                                         0.25%
     Other expenses                                           0.24%
                                                              -----
   TOTAL ANNUAL OPERATING EXPENSES                            1.04%


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


     1 YEAR        3 YEARS          5 YEARS         10 YEARS
     $  106        $   331          $   574         $  1,271


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

1995                                  15.5
1996                                   4.5
1997                                   8.3
1998                                   6.1
1999                                   0.4
2000                                  10.2
2001                                   7.4
2002                                   8.7
2003                                   1.1
2004                                   1.7


BEST QUARTER:                 Q1 '95               5.00%
WORST QUARTER:                Q2 '99              -0.82%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04


                           1 YEAR      5 YEARS   10 YEARS
RETURN BEFORE TAXES          1.72%        5.75%      6.29%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS             0.77%        3.95%      4.04%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES          1.11%        3.81%      3.97%
LEHMAN BROTHERS
U.S. MORTGAGE-BACKED
SECURITIES INDEX(2)          4.70%        7.13%      7.55%



(1) AFTER TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, BUT DO NOT REFLECT IN THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR OWN TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUNDS IN A TAX-DEFERRED ACCOUNT, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(2)  REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

     FOR CURRENT PERFORMANCE CALL 1-800-933-ATLAS

CALIFORNIA MUNICIPAL MONEY FUND (FOR RESIDENTS OF CALIFORNIA ONLY)

INVESTMENT OBJECTIVE

The fund seeks current income which is exempt from federal and California income tax. Liquidity and stability of principal are additional goals.

STRATEGY

The fund invests in short-term California municipal securities, with at least 80% of its assets in these instruments at all times. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change. It invests exclusively in securities with the two highest quality ratings, at the time of purchase, with no less than 95% in the highest grade.

Fund managers select issues with varying maturities, based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days, and the fund will hold no securities with a remaining term greater than 13 months.

RISKS

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 per share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.

The fund is classified as non-diversified. This means that the fund may invest a greater percentage of its assets in a particular issuer, and the fund's performance will depend upon a smaller category of securities, than a diversified fund. Accordingly, the fund may experience greater fluctuations in net asset value and may have greater risk of loss.

Changes in California's economy may affect the ability of issuers to pay interest and principal on their debt. As a result, the concentration of investments in California may involve more risk than funds that invest in municipal securities from many different states.

Some income from the fund may be taxable or subject to the alternative minimum tax.

The fund is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the fund's income.

EXPENSES


     These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.58% through April 29, 2006.



   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                   NONE
     Maximum deferred sales charge                       NONE
     Redemption fee                                      NONE
     Exchange fee                                        NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                      0.50%
     Distribution (12b-1) fee                            0.25%
     Other expenses                                      0.20%
                                                         -----
   TOTAL ANNUAL OPERATING EXPENSES                       0.95%
     Expense reduction                                   0.37%
                                                         -----
   NET OPERATING EXPENSES*                               0.58%



   * RESTATED TO REFLECT FEE WAIVER AGREEMENT IN EFFECT THROUGH APRIL 29, 2006. FOR THE PERIOD FROM JANUARY 1, 2004 THROUGH APRIL 29, 2005, ATLAS ADVISERS AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S NET OPERATING EXPENSES AT OR BELOW 0.60%.


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.


       1 YEAR       3 YEARS          5 YEARS         10 YEARS
       $  59        $  266           $   489         $  1,133


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

1995      3.2
1996      2.8
1997      3.0
1998      2.7
1999      2.4
2000      3.0
2001      1.9
2002      0.9
2003      0.5
2004      0.6


BEST QUARTER:                 Q2 '95               0.84%
WORST QUARTER:                Q3 '03               0.07%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04


                              1 YEAR      5 YEARS   10 YEARS
RETURN                         0.59%       1.37%      2.09%


FOR 7 DAY YIELD CALL 1-800-933-ATLAS

MONEY MARKET FUND

INVESTMENT OBJECTIVE

The fund seeks current income. Liquidity and stability of principal are additional goals.

STRATEGY

The fund invests in high quality, U.S. denominated money market securities including commercial paper, certificates of deposit, bankers' acceptances and securities issued by government sponsored enterprises. It invests exclusively in securities with the two highest quality ratings, at the time of purchase, with no less than 95% in the highest grade.

Fund managers select issues with varying maturities (maximum 397 days), based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days and the fund will hold no securities with a remaining term greater than 397 days.

RISKS

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 per share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.

Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government.

EXPENSES


     These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.80% through April 29, 2006.



   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                   NONE
     Maximum deferred sales charge                       NONE
     Redemption fee                                      NONE
     Exchange fee                                        NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                      0.50%
     Distribution (12b-1) fee                            0.25%
     Other expenses                                      0.20%
                                                         -----
   TOTAL ANNUAL OPERATING EXPENSES                       0.95%
     Expense reduction                                   0.15%
                                                         -----
   NET OPERATING EXPENSES*                               0.80%



   * RESTATED TO REFLECT FEE WAIVER AGREEMENT IN EFFECT THROUGH APRIL 29, 2006. FOR THE PERIOD FROM JANUARY 1, 2004 THROUGH APRIL 29, 2005, ATLAS ADVISERS AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S NET OPERATING EXPENSES AT OR BELOW 0.50%.


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.


       1 YEAR       3 YEARS          5 YEARS         10 YEARS
       $   82       $   288          $   511         $  1,153


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

2003    1.2
2004    1.1


BEST QUARTER:                 Q4 '04               0.38%
WORST QUARTER:                Q2 '04               0.19%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04


                                                      SINCE
                                                    INCEPTION
                                          1 YEAR    (3/4/02)
RETURN                                     1.06%      1.31%


FOR 7 DAY YIELD CALL 1-800-933-ATLAS

U.S. TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks current income which is exempt from state income tax. Maximum safety, liquidity, and stability of principal are additional goals.

STRATEGY

The fund invests exclusively in short-term Treasury securities that are of the highest possible quality, since they are guaranteed by the full faith and credit of the U.S. Government for the timely payment of principal and interest.

Fund managers select issues with varying maturities, based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days, and the fund will hold no securities with a remaining term greater than 13 months.

RISKS

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.

EXPENSES


     These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.71% through April 29, 2006.



   TRANSACTION FEES (paid from your investment)
     Maximum sales charge on purchases                   NONE
     Maximum deferred sales charge                       NONE
     Redemption fee                                      NONE
     Exchange fee                                        NONE

   ANNUAL OPERATING EXPENSES (deducted from fund assets)
     Management fee                                      0.50%
     Distribution (12b-1) fee                            0.25%
     Other expenses                                      0.35%
                                                         -----
   TOTAL ANNUAL OPERATING EXPENSES                       1.10%
     Expense reduction                                   0.39%
                                                         -----
   NET OPERATING EXPENSES*                               0.71%



   * RESTATED TO REFLECT FEE WAIVER AGREEMENT IN EFFECT THROUGH APRIL 29, 2006. FOR THE PERIOD FROM JANUARY 1, 2004 THROUGH APRIL 29, 2005, ATLAS ADVISERS AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S NET OPERATING EXPENSES AT OR BELOW 0.76%.


   EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.


     1 YEAR       3 YEARS       5 YEARS      10 YEARS
     $   73       $   311       $   568      $  1,305


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

1995      5.1
1996      4.7
1997      4.7
1998      4.6
1999      4.0
2000      5.4
2001      3.3
2002      0.9
2003      0.3
2004      0.5


BEST QUARTER:                 Q4 '00               1.41%
WORST QUARTER:          Q4 '03 AND Q1 '04          0.04%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/04


                              1 YEAR      5 YEARS   10 YEARS
RETURN                         0.48%       2.05%      3.34%


FOR 7 DAY YIELD CALL 1-800-933-ATLAS

MORE ABOUT STRATEGIES AND RISKS


INVESTMENT OBJECTIVES


Each fund's investment objective is fundamental and may not be changed without the approval of a majority of that fund's shareholders.

PRINCIPAL STRATEGIES

Mortgage-Backed securities


The U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND invests at least 80% of its assets in mortgage-backed securities, which are secured by a pool of mortgage loans. To a lesser degree, the STRATEGIC INCOME FUND, BALANCED FUND, AMERICAN ENTERPRISE BOND FUND and MONEY MARKET FUND also invest in mortgage-backed securities.


Principal and interest on the underlying mortgages are passed through as monthly payments. In addition, there may be prepayment of principal if the property securing the mortgages is refinanced, sold, or foreclosed.

In seeking higher returns, the funds may also invest in privately issued mortgage-related bonds and mortgage-backed securities. Private issuers include commercial banks, thrift institutions, mortgage bankers, and securities broker-dealers.

Mortgage-related bonds are general obligation, fixed-income securities collateralized by mortgages. Mortgage-related bonds include collateralized mortgage obligations, which are secured by an underlying pool of mortgages or mortgage pass-through certificates, and are structured to direct payments of interest and principal to different series or classes of the obligations.

To reduce risk, the funds generally invest in collateralized mortgage obligations issued by U.S. Government agencies and backed by U.S. Government or government agency mortgage securities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

Junk Bonds

The AMERICAN ENTERPRISE BOND FUND and the STRATEGIC INCOME FUND may invest in junk bonds, which are below investment grade and may have higher yields than investment grade issues. These securities are rated Ba and below by Moody's Investors Services, Inc., or BB and below by S&P Corporation. They may be rated as low as C or D and may be in default at the time of purchase.

Junk bonds are riskier than investment grade bonds. There is a greater possibility that earnings may not be sufficient to make timely interest payments, and there is increased potential for insolvency. There may be less of a market for junk bonds, and they may be harder to sell at an acceptable price. A fund may not achieve the expected income from lower-rated securities, and its net asset value may be affected by declines in their value.

The S&P 500 Index

The S&P 500 Index is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations, comprising nearly three-quarters of the value of all U.S. publicly traded stock, selected according to: size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Funds on behalf of the fund. S&P does not sponsor, endorse, sell, or promote the funds, nor is it affiliated in any way with the fund. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the fund. Beginning in or around March 2005, Standard & Poor's will begin shifting the S&P 500 Index from market capitalization weights to float-adjusted market capitalization weights. This transition is expected to be completed in or around September 2005.


OTHER STRATEGIES

Options and Futures

Options and futures are types of derivative investments. All the stock and bond funds may buy and sell options, futures contracts, and options on futures contracts. Fund managers use these instruments to hedge investments against changes in value, to manage cash flow, to attempt to increase income, or as a temporary substitute for the purchase or sale of actual securities.

The funds will not engage in these transactions for speculation. Use of these strategies may be limited by market conditions, regulatory limits, and tax considerations, and there can be no assurance that they will succeed.

Options and futures strategies involve risks and transaction costs. Any fund using these strategies may be left in a worse position if the manager's prediction of price changes in the underlying instruments is inaccurate.

Other derivative investments

The STRATEGIC INCOME FUND and the EMERGING GROWTH FUND may invest in several other types of derivatives, including, in the case of the Strategic Income Fund, credit default swap contracts ("CDS contracts"). CDS contracts and other types of derivatives may be used for hedging purposes, or because they offer the potential for increased income and principal value. In general, the performance of a derivative is linked to the performance of another investment, such as an equity security, an index, or one or more currencies.

Use of derivatives may cause a fund to realize less income than expected and to lose money. In some cases, the use of derivatives by a fund could result in significant losses that might exceed the proportion of the fund's portfolio invested in such derivatives. One risk is that the company issuing the derivative may not pay the amount due upon maturity. A second is that the underlying investment may not perform as expected. The funds will limit investment in derivatives that trade in the over-the-counter markets and may be illiquid.

Defensive investments

At times, pursuing a fund's basic investment strategy may not be in the best interests of its shareholders because of market conditions. As a temporary defensive strategy, all of the funds may invest up to 100% of their assets in short-term debt securities or money market instruments. A fund may not meet long-term investment objectives in periods when defensive strategies are employed.

Portfolio turnover

All the funds will sell securities when the managers believe it is appropriate, regardless of how long the securities were owned. Buying and selling securities involves expenses, such as commissions paid to brokers and other transaction costs. By selling a security, a fund may realize taxable capital gains that will later be distributed to shareholders.

Generally speaking, the higher a fund's annual portfolio turnover, the greater its brokerage costs, and the greater the likelihood that it will realize taxable capital gains. Annual portfolio turnover of 100% or more is considered high. The STRATEGIC INCOME FUND usually has a higher annual turnover rate because of the fund manager's investment style. The portfolio turnover rate for each of the stock funds, except the S&P 500 INDEX FUND, varies widely from year to year, and may exceed 100% in some years. The S&P 500 INDEX Fund is expected to have little trading activity and a low portfolio turnover rate. (See "Financial Highlights" for each fund's historical portfolio turnover.)

Small companies

The EMERGING GROWTH FUND invests primarily in the stocks of smaller companies that usually have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, this fund's share price may fluctuate more than funds that invest in larger companies.

Foreign investing

The GLOBAL GROWTH FUND invests substantially in foreign stocks. The AMERICAN ENTERPRISE BOND and STRATEGIC INCOME FUNDS may invest in foreign fixed income securities. Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing the funds' share prices to fluctuate.


Portfolio holdings


A description of Atlas Funds' policies and procedures regarding the disclosure of each Fund's portfolio securities is available in Atlas Funds' Statement of Additional Information (SAI).

FUND MANAGEMENT

THE ADVISER

Atlas Advisers, 794 Davis Street, San Leandro, California 94577, is responsible for providing or overseeing all services needed for the Atlas Funds to operate, including portfolio management, transfer agent, and custodial and accounting services. It has retained investment professionals with substantial experience in managing investments.

The SAI contains additional information about each portfolio manager, including how each portfolio manager is compensated, other accounts each portfolio manager manages and each portfolio manager's ownership of securities in the Atlas Funds.

Atlas Advisers provides portfolio management services to the FUND OF FUNDS.


- An Investment Committee, which has been primarily responsible for the day-to-day management of the FUND OF FUNDS since May 2002, is comprised of Lawrence Key, Gene Johnson, Lezlie Iannone, Matthew Sadler, Bradley Mobley and Mary Jane Fross. This Committee determines allocation among the eligible Atlas Funds. Mr. Key is President and Chief Operating Officer of Atlas Funds and has been employed by Atlas for more than five years. Mr. Johnson is Vice President and Treasurer of Atlas Funds and has been employed by Atlas for more than five years. Ms. Iannone is Senior Vice President and Secretary of Atlas Funds and has been employed by Atlas for more than five years. Mr. Sadler is Senior Vice President of Atlas Advisers. Prior to joining Atlas in 2003, he was President and CEO of Quintara Capital Management from 2001 to 2003, President and CEO of uMogul Inc. from 2000 to 2001 and Senior Vice President of Fidelity Investments from 1997 to 2000. Mr. Mobley is a Business/Financial Analyst with Atlas Advisers and has been employed with Atlas Advisers for more than five years. Ms. Fross is Vice President and Treasurer/Controller of Atlas Advisers and has been employed by Atlas Advisers for the past five years.


SUB-ADVISERS

Atlas Funds and Atlas Advisers have obtained an exemptive order from the SEC that permits Atlas Funds and Atlas Advisers to retain sub-advisers and modify sub-advisory arrangements without shareholder approval. Under the exemptive order, Atlas Advisers may act as a "manager-of-managers" for all or some Atlas funds, and supervises the provision of portfolio management services to those funds by the sub-advisers. Atlas Advisers has ultimate responsibility (subject to oversight by Atlas Funds Board of Trustees) to oversee the sub-advisers and recommend their hiring, termination and replacement.


The sub-adviser to the CALIFORNIA MUNICIPAL BOND FUND, the NATIONAL MUNICIPAL BOND FUND, the CALIFORNIA MUNICIPAL MONEY FUND, the MONEY MARKET FUND and the U.S. TREASURY MONEY FUND is Boston Safe Advisors, Inc. (Boston Safe), located at 200 Park Avenue, New York, New York 10166.

- John F. Flahive is primarily responsible for the day-to-day management of the CALIFORNIA MUNICIPAL BOND FUND, the NATIONAL MUNICIPAL BOND FUND, the CALIFORNIA MUNICIPAL MONEY FUND (since November 1994) and the MONEY MARKET FUND and the U.S. TREASURY MONEY FUND (since December 2004). Mr. Flahive is Vice President with Boston Safe and has been employed by Boston Safe since 1994.

The sub-adviser to the GLOBAL GROWTH FUND, the GROWTH OPPORTUNITIES FUND, the STRATEGIC INCOME FUND and the U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND is OppenheimerFunds, Inc. (Oppenheimer), located at Two World Financial Center, 225 Liberty Street, New York, New York 10281.

- William L. Wilby and Rajeev Bhaman are primarily responsible for the day-to-day management of the GLOBAL GROWTH FUND (since April 1996 and August 2004, respectively). Mr. Wilby is a Senior Vice President (since July 1994) and Senior Investment Officer and Director of Equities of Oppenheimer (since July
2004). Mr. Bhaman is a Vice President of Oppenheimer (since January 1997). He is a Chartered Financial Analyst.

- Christopher Leavy and David Poiesz are primarily responsible for the day-to-day management of the GROWTH OPPORTUNITIES FUND (since October 2000 and June 2004, respectively). Mr. Leavy is a Senior Vice President of Oppenheimer (since September 2000). From 1997 until joining Oppenheimer in September 2000, Mr. Leavy was portfolio manager at Morgan Stanley Dean Witter Investment Management. Prior to joining Oppenheimer in June 2004, Mr. Poiesz was a senior portfolio manager at Merrill Lynch from October 2002 to May 2004. In addition, Mr. Poiesz was a founding partner of RiverRock, a tech-oriented hedge fund, from 1999 to 2001 and a portfolio manager at Jennison Associates from November 1992 to March 1999.

- Arthur P. Steinmetz is primarily responsible for the day-to-day management of the STRATEGIC INCOME FUND (since May 1996). Mr. Steinmetz is a Senior Vice President of Oppenheimer (since 1993) and has served as an officer and portfolio manager of various funds managed by Oppenheimer.

- Angelo Manioudakis, Benjamin Gord and Geoffrey Caan are primarily responsible for the day-to-day management of the U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND (since March 2005). Mr. Manioudakis is a Senior Vice President of Oppenheimer and head of Oppenheimer's fixed-income portfolio management team. Prior to joining Oppenheimer in April 2002, Mr. Manioudakis was an executive director and portfolio manager at Morgan Stanley Investment Management from August 1993 to April 2002. Mr. Gord is a Vice President of Oppenheimer and a portfolio manager specializing in mortgage-backed securities and also heads the group's quantitative research effort. From 1992 until joining Oppenheimer in April 2002, Mr. Gord was an executive director and a member of the fixed income portfolio management team at Morgan Stanley Investment Management from April 1992 to March 2002. Mr. Caan is a Vice President and a portfolio manager specializing in mortgage-backed securities and structured products. Prior to joining Oppenheimer in 2003, Mr. Caan was Vice President and portfolio manager at ABN Amro North America from June 2002 to August 2003. From January 1999 through June 2002, Mr. Caan worked as a Portfolio Manager at Zurich Scudder Investments.


The sub-adviser to the AMERICAN ENTERPRISE BOND FUND is Madison Investment Advisors, Inc. (Madison), located at 550 Science Drive, Madison, Wisconsin 53711.

- Christopher Berberet is primarily responsible for the day-to-day management of the AMERICAN ENTERPRISE BOND FUND (since May 2003). Mr. Berberet is the Managing Director of Madison and Vice President of Mosaic Funds. He has worked for Madison since 1992.

The sub-adviser to the BALANCED FUND is New York Life Investment Management LLC (NYLIM), located at 470 Park Avenue South, 16th Floor, New York, New York 10016.


- Joan Sabella is primarily responsible for the day-to-day management of the BALANCED FUND (since October 2004). Ms. Sabella is a director of NYLIM and currently manages the Equity Investor Group division's balanced and fixed income separate account strategies and coordinates fixed income research and trading for the division. She is a member of the CFA Institute, the Financial Planning Association and holds the designation of Certified Financial Planner (CFP). Ms. Sabella has been a Director of NYLIM since December 2000. Previously she worked at Towneley Capital Management, Inc. from 1978 - 2000.

The sub-adviser to the STRATEGIC GROWTH FUND is Renaissance Investment Management (Renaissance), located at 625 Eden Park Drive, Cincinnati, Ohio 45202.

- Michael E. Schroer is primarily responsible for the day-to-day management of the STRATEGIC GROWTH FUND (since October 2004). Mr. Schroer is a Managing Partner and the Chief Investment Officer of Renaissance Investment Management and has been with the firm since 1984. As Chief Investment Officer for Renaissance, he supervises the management and direction of the firm's investment research efforts as well as determining overall portfolio strategy. He was awarded the designation Chartered Financial Analyst (CFA) in 1985.

The sub-adviser to the VALUE FUND is Hotchkis and Wiley Capital Management LLC
(HWCM), located at 725 South Figueroa Street, 39th Floor Los Angeles, California 90017-5439.

- The VALUE FUND is managed by HWCM's investment team. Patty McKenna, Sheldon Lieberman, Joe Huber, George Davis and Stan Majcher are the five portfolio managers with the most significant responsibility for the management of the VALUE FUND (since May 2004). Ms. McKenna is a Principal and Portfolio Manager of HWCM and has authority to direct trading on the Fund. Ms. McKenna joined HWCM in 1995 as a portfolio manager and analyst. Sheldon Lieberman is a Principal and Portfolio Manager of HWCM. Mr. Lieberman joined HWCM in 1994 as a portfolio manager and analyst and has authority to direct trading on the Fund. Joe Huber is a Principal and Portfolio Manager and Director of Research of HWCM and is jointly responsible for the day-to-day management of the Fund's cash flows, which includes directing the Fund's purchases and sales to ensure that the Fund's holdings remain reflective of the "target portfolio." Mr. Huber joined HWCM in 2000 as portfolio manager and analyst and soon thereafter became Director of Research. George Davis is a Principal and Portfolio Manager and Chief Executive Officer of HWCM and has authority to direct trading on the Fund. Mr. Davis joined HWCM in 1988 as a portfolio manager and analyst. Stan Majcher is a Principal and Portfolio Manager of HWCM and is jointly responsible for the day-to-day management of the Fund's cash flows, which includes directing the Fund's purchases and sales to ensure that the Fund's holdings remain reflective of the "target portfolio." Mr. Majcher joined HWCM in 1996 and became a portfolio manager in 1999.


The sub-adviser to the EMERGING GROWTH FUND is Turner Investment Partners (Turner), located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.


- Thomas DiBella, CFA and Kenneth W. Gainey, CFA are primarily responsible for the management of the EMERGING GROWTH FUND (since March 2003). Mr. DiBella is a CFA and has been with Turner since March 2002. Prior to joining Turner, Mr. DiBella was employed with Aeltus Investment Management, Bethlehem Steel Pension Fund and Constitution Capital Management. Mr. Gainey is also a CFA and has been with Turner since March 2002. Prior to joining Turner, Mr. Gainey was employed with Aeltus Investment Management, Aetna International/Aetna Financial Services, and Kanne, Paris and Hoban.

The adviser to the S&P 500 Index Master Portfolio, the Portfolio into which the S&P 500 INDEX FUND invests all of its assets, is Barclays Global Fund Advisors
(BGFA), located at 45 Fremont Street, San Francisco, California 94105.

- Ed Corallo and Patrick O'Connor are primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio (since May 2002). Mr. Corallo and Mr. O'Connor are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes. Mr. Corallo is an employee of BGFA and Barclays Global Investors, N.A. (BGI) and has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio for six years. Mr. O'Connor is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio for over six years.


ANNUAL MANAGEMENT FEES


                             FISCAL YEAR
FUNDS                      ENDING 12/31/04     SUB-ADVISER
----------------------------------------------------------------------------------
STOCK FUNDS

  BALANCED                       0.70%           NEW YORK LIFE INVESTMENT
                                                   MANAGEMENT LLC

  EMERGING GROWTH                0.80%           TURNER INVESTMENT PARTNERS, INC.

  FUND OF FUNDS                  0.25%           NONE

  GLOBAL GROWTH                  0.78%           OPPENHEIMER FUNDS, INC.

  GROWTH OPPORTUNITIES           0.63%           OPPENHEIMER FUNDS, INC.

  S&P 500 INDEX                  0.30%           NONE

  STRATEGIC GROWTH               0.70%           RENAISSANCE INVESTMENT MANAGEMENT

  VALUE FUND                     0.80%           HOTCHKIS AND WILEY CAPITAL
                                                   MANAGEMENT LLC

BOND FUNDS

  AMERICAN ENTERPRISE BOND       0.55%           MADISON INVESTMENT ADVISORS, INC.

  CALIFORNIA MUNICIPAL BOND      0.55%           BOSTON SAFE ADVISORS, INC.

  NATIONAL MUNICIPAL BOND        0.55%           BOSTON SAFE ADVISORS, INC.

  STRATEGIC INCOME               0.72%           OPPENHEIMER FUNDS, INC.

  U.S. GOVERNMENT AND
    MORTGAGE SECURITIES          0.55%           OPPENHEIMER FUNDS, INC.

MONEY FUNDS

  CALIFORNIA MUNICIPAL MONEY     0.50%           BOSTON SAFE ADVISORS, INC.

  MONEY MARKET                   0.50%           BOSTON SAFE ADVISORS, INC.

  U.S. TREASURY MONEY            0.50%           BOSTON SAFE ADVISORS, INC.



ADVISORY AGREEMENTS

Each fund pays Atlas Advisers a fee for investment management services. Atlas Advisers, in turn, pays subadvisory fees when applicable. The management fee is an annual rate, equal to a percentage of each fund's average net assets and paid monthly as noted in the chart above.

A discussion of the basis for the Board of Trustees' approvals of the advisory and sub-advisory agreements for the funds will be available in the fund's semi-annual report to shareholders for the period ended June 30, 2005. That report will be available and will be mailed to shareholders at the end of August 2005.

THE DISTRIBUTOR AND THE DISTRIBUTION PLAN

Atlas Funds are distributed by Atlas Securities, Inc. (Atlas Securities) Shares are offered at net asset value with no front-end sales load. From time to time, Atlas Securities may offer merchandise, monetary bonuses, or other incentives in one or more of the funds. Incentives may be offered to selected groups of shareholders, such as first time buyers or existing account holders.

Each fund, except for the Fund of Funds, has adopted a distribution plan under Rule 12b-1 to reimburse Atlas Securities for costs for advertising, marketing, and shareholder servicing. Reimbursements are made on a monthly basis up to a maximum of .25% per year of a fund's average daily net assets. These fees increase the cost of your investment and, over time, may cost you more than paying other types of sales charges because they are taken out of fund assets on an ongoing basis. A fund will not reimburse expenses incurred by another fund.

Shares are currently offered only through Atlas Securities and certain so-called mutual fund "supermarkets." Atlas Securities may make payments up to a maximum of .25% per year to other companies for distribution and shareholder services.

DOING BUSINESS WITH ATLAS

IN PERSON

Atlas Investment Representatives offer person-to-person, professional financial services at no charge to you. You can meet with a Representative at most World Savings branches. To locate the one nearest you or to schedule an appointment, call 1-800-933-ATLAS (1-800-933-2852).

ONLINE

www.atlasfunds.com
24 hours a day, 7 days a week
-   Open a variety of mutual fund account types:
       -  Individual
       -  Joint
       -  Custodial
       -  Traditional or Roth IRA
-   Review your accounts
-   Purchase and exchange funds
-   Obtain fund information and performance
-   Order checkbooks and duplicate statements
-   Update your address and phone information

SHAREHOLDER INFORMATION

The USA PATRIOT Act requires all financial institutions to obtain, verify and record information that identifies each individual or entity that opens an account. When you open an account, you will be asked to provide your name, address, date of birth and social security number (or other information) to identify you. Failure to provide any required information may result in a delay in processing your transaction, or may even result in the closing of the account.

BY PHONE

                                 1-800-933-ATLAS
                                (1-800-933-2852)

Atlas Direct Access - offers 24-hour automated telephone services:
-   Review your accounts
-   Request transactions
-   Check prices and performance

Atlas Telephone Representatives are available Monday through Friday, 6:00 a.m. to 6:00 p.m., Pacific time.

RETIREMENT ACCOUNTS

Traditional and Roth Individual Retirement Accounts (IRAs), Simplified Employee Pension Plans (SEPs) are available. Call us at 1-800-933-2852 or visit the website at www.atlasfunds.com to obtain information about account agreements, applications and annual fees.

INVESTMENT MINIMUMS

                                                  INITIAL         ADDITIONAL
ACCOUNT TYPE                                     INVESTMENT      INVESTMENTS
Non-Retirement Accounts                          $   2,500        $     250

Wire Purchases                                   $   2,500        $   1,000

Exchanges                                        $   2,500        $     250

Traditional, SEP or Roth IRA Accounts            $     250        $     250

Coverdell Education Savings Accounts             $     250        $     250

Custodial Accounts for Minors                    $     250        $     250

Employee Accounts                                $     250        $      50

BUYING SHARES



              OPENING A NEW ACCOUNT                                  ADDING TO AN EXISTING ACCOUNT
BY MAIL

BY REGULAR MAIL               OVERNIGHT CARRIER              BY REGULAR MAIL                OVERNIGHT CARRIER
Atlas Funds                   Atlas Funds, c/o PFPC          Atlas Funds                    Atlas Funds, c/o PFPC
P.O. Box 9813                 101 Sabin Street               P.O. Box 9813                  101 Sabin Street
Providence, RI 02940-8013     Pawtucket, RI 02860            Providence, RI 02940-8013      Pawtucket, RI 02860

Complete and sign the application and send it to the         Send your investment check to the applicable address
address above. Make your check payable to "Atlas             above. Indicate your account number on the check.
Funds" for at least the minimum fund investment.             Include the "Account Investment" stub from the
                                                             bottom of your account statement.

BY TELEPHONE

              CALL 1-800-933-2852                                          CALL 1-800-933-2852

EXCHANGE: Use the redemption proceeds of one fund to         ELECTRONIC TRANSFER: If you have previously
invest in another fund with the same owner(s) and            established bank information for electronic funds
taxpayer identification number. To make an exchange,         transfer, you may purchase additional shares by
call us.                                                     calling the number above. To establish this option,
                                                             call us for an "On Request Purchase" form.
WIRE: Once you have submitted a completed
application, you may open an account using federal           EXCHANGE: Use the redemption proceeds of one fund to
funds wired from your bank. Call us to obtain an             invest in another fund with the same owner(s) and
account number. Direct your bank to wire your                taxpayer identification number. To make an exchange,
investment to:                                               call us.

            PNC Bank                                         WIRE: Invest via wire by directing your bank to send
            ABA # 031000053                                  federal funds to:
            Acct # 8606086896
            Fund Name: Atlas (fund name)
            Customer Name:                                               ABA # 031000053
            Fund Account #:                                              Acct # 8606086896
                                                                         Fund Name: Atlas (fund name)
                                                                         Customer Name:
                                                                         Fund Account #:

                                                             If you have elected the bank wire option on your
                                                             WORLD INSURED MONEY MARKET ACCOUNT, you can have
                                                             funds wired to your Atlas account by calling the
                                                             number above.


ONLINE

                               www.atlasfunds.com

Visit our secure website and complete an application online. You may submit your purchase request through our secure site or mail the application with a check.

EXCHANGE: Log on to Atlas Account Access and use the redemption proceeds of one fund to invest in another fund with the same owner(s) and taxpayer identification number. Submit your exchange request through our secure site.

IN PERSON

Contact your Atlas Investment Representative. Call 1-800-933-ATLAS (1-800-933-2852) to schedule an appointment with a Representative in a local World Savings branch.

SELLING SHARES


You may sell some or all of your fund shares on any day the New York Stock Exchange is open. All sell orders received by the fund's shareholder services agent or other authorized representative by the close of trading on the New York Stock Exchange (normally 4:00 PM Eastern time, or 1:00 PM, Pacific time) will be executed at that day's closing price. Redemptions of shares recently purchased by check or electronic transfer will not be processed until we are satisfied that the funds have cleared, usually not more than 15 days. You may also sell shares of each fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service. Please note that share redemptions are not available through our on line service.

REDEMPTION FEE FOR GLOBAL GROWTH FUND

A redemption fee of 2% will be applied to shares of the GLOBAL GROWTH FUND that are redeemed within 60 days of their purchase. The fund's management has instituted this fee to discourage the short-term trading of the fund's shares. This fee will be retained by the fund to help offset the expenses incurred due to short-term trading and to benefit the fund's long-term shareholders.

Shares you have held the longest will always be redeemed first. Although we have a goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Further, the redemption fee may be waived at management's discretion for certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the fund. The fee does not apply to shares purchased through reinvested dividends or capital gains.

BY TELEPHONE

All accounts are automatically eligible to sell shares by telephone unless you have declined the telephone redemption and exchange option on your account. Only one account owner needs to call in redemption requests. Minimum telephone redemption is $1,000. To request a redemption, call 1-800-933-ATLAS (1-800-933-2852). The following payment options are available for telephone requests:

     PAYMENT BY CHECK
          -    No fee - check mailed to the address of record on the account.
          - If you have had an address change within the last 30 days, your request must be submitted in writing with a signature guarantee.

     ELECTRONIC TRANSFER/AUTOMATED CLEARING HOUSE (ACH) NETWORK
          - You must have established the electronic transfer option on your account.
          -    There is no charge for processing this transaction.

     WIRE TRANSFER
          - You must have established the electronic transfer option on your account.
          - A $10 wire charge will be deducted. Your bank may also charge a wire transfer fee.

BY MAIL

Send us a letter including your name, account number, the fund you would like to sell, the dollar amount or number of shares you want to redeem. The letter should be signed by all account owners exactly as their names appear on the account. Mail to:

             BY REGULAR MAIL                   OVERNIGHT CARRIER
             Atlas Funds                       Atlas Funds, c/o PFPC
             P.O. Box 9813                     101 Sabin Street
             Providence, RI 02940-8013         Pawtucket, RI 02860

A SIGNATURE GUARANTEE is required if any of the following is applicable:
          -    You are redeeming $50,000 or more.
          - You would like a check mailed to an address other than the address of record.
          - You would like a check mailed to an address which has been changed within the past 30 days.
          - You would like a check made payable to anyone other than the account owner(s) of record.
          - You want the proceeds wired to a bank account that is not pre-designated on your account.

A signature guarantee assures that a signature is genuine and helps protect against fraud. You can obtain one from most banks, savings associations, or securities dealers with which you have an account relationship. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

BY CHECK

Checkwriting is available for all Atlas bond and money funds, except for bond fund shareholders whose accounts are subject to backup withholding for federal income taxes. If you have established the checkwriting option on your bond or money fund account(s), you need to know:
          - There is a $500 minimum per check. Checks presented for less than $500 will be returned unpaid.
          -    You may not write a check to close an account.
          - You should not attempt to write a check for the total value of a bond fund, since the value of these funds can vary each day, and the funds available may not be sufficient to clear the check.
          -    Only one account owner's signature is required on each check.

OTHER ACCOUNT INFORMATION

EXCHANGES

An exchange represents the sale of shares of one Atlas fund and the purchase of another Atlas fund, which may produce a taxable gain or loss in a non-retirement account. Exchanges between Atlas fund accounts will be accepted only if the registrations are identical (same name, address and taxpayer identification number). All accounts are eligible to exchange shares by telephone unless you have declined the telephone exchange and redemption option on your account. Only one account owner needs to call in an exchange request.

To protect performance and control costs, a fund may temporarily suspend or permanently terminate purchase or exchange privileges from an investor if it determines that such trading activity would be disruptive to a Fund.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules that affect all shareholders.

FREQUENT TRADING OF FUND SHARES


The funds are designed as long-term investments and, therefore, do not accommodate activities believed by the funds to constitute "market timing" or other trading strategies that entail rapid or frequent purchases, sales or exchanges which could disrupt orderly management of a fund's investment portfolio ("disruptive trading"). When large dollar amounts are involved, a fund's implementation of its investment strategies may be negatively affected or the fund might have to raise or retain more cash than the fund manager would normally retain, to meet unanticipated redemptions. Frequent exchange activity may also force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those exchange requests. These factors might hurt the fund's performance.

The funds have adopted, and the Board of Trustees has approved, policies and procedures reasonably designed to monitor fund trading activity and discourage disruptive trading and, in cases where disruptive trading activity is detected, to take action to stop such activity. The funds reserve the right to modify these policies at any time without shareholder notice but not with the intent to allow market timing.

When Atlas Advisers believes frequent trading activity by any person, group or account would have a disruptive effect on a fund's ability to manage its investments, the fund will reject purchase orders and/or exchanges into the fund. The history of exchange activity in all accounts under common ownership or control with the Atlas Fund complex may be considered with respect to the review of excessive exchange activity. Atlas Advisers considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order or terminate or restrict exchange privileges.

Funds that invest in foreign securities may be particularly susceptible to short-term trading strategies. This is because time zone difference among international stock markets can allow a shareholder engaging in a short-term strategy to exploit fund share prices that are based on closing prices of securities established some time before the fund calculates its own share price. To further discourage short-term trading, a redemption fee of 2% will be applied to shares of the GLOBAL GROWTH FUND that are redeemed within 60 days of their purchase. This fee will be retained by the fund to help offset the expenses incurred due to short-term trading and to benefit the fund's long-term shareholders (see Redemption Fee for Global Growth Fund).

Despite the efforts of the funds to prevent disruptive trading and the adverse impact of such activity, there is no guarantee that funds' policies and procedures will be effective. In addition, the funds receive orders through financial intermediaries (such as brokers and retirement plan recordkeepers) which utilize omnibus accounts that make it more difficult to detect and stop disruptive trading. If a financial intermediary establishes an omnibus account with the funds, the funds do not have access to underlying individual account transactions or shareholder information. Consequently, the funds may not be able to detect disruptive trading in fund shares and, even if it is detected, may be unable to stop such activity.


AUTOMATIC TRANSACTIONS

Investments

- After you have made your initial investment, you may set up an automatic investment plan by indicating on your application how much and how often you want to invest. The minimum investment is $250 per fund. There is no charge for this service.

Exchanges

- You can automatically exchange $250 or more from one Atlas fund to another. Just indicate on your application how much and how often you want to exchange. There is no charge for this service.

- Both accounts must be registered in the same name(s) and have the same taxpayer identification number.

- Exchanges will be made on the 15th of each month you choose. If the 15th falls on a weekend or holiday, exchanges will be made on the previous business day.

Redemptions

- If your account balance is $10,000 or more, you may set up an automatic redemption plan by indicating on your new account application how much and how often you want to redeem. You may sell fixed amounts of $100 or more at monthly, quarterly, or yearly intervals. There is no charge for this service.

- Redemptions will be made on the 20th of each month you choose. If the 20th falls on a weekend or holiday, redemptions will be made on the previous business day.

VERIFICATION OF ACCOUNT STATEMENTS

You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 60-day period.

HOW FUND SHARES ARE PRICED

A fund's net asset value (NAV) is the price at which you will buy or sell shares. The net asset value is calculated by dividing a fund's total asset value by the number of outstanding shares. The NAV is determined at the close of regular trading on the New York Stock Exchange each day the exchange is open.

The funds' investments are generally valued at market value. The funds have adopted fair valuation procedures for use in appropriate circumstances. The Board of Trustees has generally delegated to Atlas Advisers the authority to approve fair value determinations in certain circumstances. For example, if the market value of a security in a fund's portfolio cannot be established or if in the good faith opinion of Atlas Advisers, the last market value reported does not constitute a reliable market quotation, as a result of a security being subject to a significant event, such as a trading halt, corporate action or announcement, or natural disaster, the security shall be fair valued in good faith.

To the extent that a fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests.

For the purpose of calculating each money market fund's NAV per share, securities are valued at "amortized cost." Marketable fixed income securities generally are priced at market value and debt securities with remaining maturities of 60 days or less generally are valued at "amortized cost."

A fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the fund does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your paperwork (and if you are purchasing, your payment) is received in good order by the shareholder services agent or other authorized representative. All orders accepted by the close of trading on the NYSE (normally 4:00 p.m. Eastern time; 1:00 p.m. Pacific time) will be executed at that day's closing price.

You may also purchase shares of each fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the funds. Such financial institutions may charge you a fee for this service in addition to the fund's NAV.

TAXES

IRS rules require the funds to distribute net investment income and any capital gains to shareholders. Capital gains may be taxable at different rates depending upon the length of time the assets were held. Capital gains, if any, will be distributed at least once a year and may be distributed more often.

Dividends and distributions may be taxable, whether received in cash or reinvested. An exchange of shares for shares of another fund is considered a sale and may result in a gain or loss for tax purposes.

After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect in the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as an IRA.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions are paid to all shareholders who maintain accounts on a fund's "record date." If you would like to receive distributions in cash, indicate that choice on your account application. Otherwise, distributions will be reinvested in additional shares.

If you own more than one Atlas fund, your distributions from one fund may be used to purchase shares in another. You may not direct distributions between an IRA and a non-IRA account.

Bond fund and money fund dividends will begin on the next business day after your payment is received by the shareholder services agent and will continue through the day shares are redeemed.

If you buy shares just before a capital gain distribution, you will pay the full price and then receive back a portion of your investment in the form of a taxable distribution.

You will be notified in January each year about the tax status of distributions made by the funds. Because everyone's tax situation is unique, always consult your tax adviser about federal, state and local tax consequences.

ATLAS FUNDS                        INCOME DIVIDENDS                                   CAPITAL GAIN DISTRIBUTIONS
Balanced                           -  Declared quarterly                              -  Declared and paid at the end of the
                                                                                         fourth quarter

Emerging Growth                    -  Usually none
Fund of Funds                      -  If earned, paid after the end of the fourth     -  Declared and paid at the end of the
Global Growth                         quarter                                            fourth quarter
Growth Opportunities
Strategic Growth
Value

All Bond and Money Funds           -  Declared daily                                  -  Declared and paid at the end of the
                                   -  Paid after the end of each month                   fourth quarter

S&P 500 Index                      -  Usually minimal                                 -  Declared and paid at the end of the
                                   -  If earned, paid after the end of the fourth        fourth quarter
                                      quarter

OTHER POLICIES

- MINIMUM BALANCE: If your account balance falls below $1,250 due to redemptions or exchanges, we may close your account and mail the proceeds to you. We will give you 60 days written notice and the opportunity to make an additional investment to satisfy the $2,500 minimum balance requirement.

- REDEMPTIONS: Payment may be delayed up to seven days if making immediate payment could adversely affect a fund.

When regular trading on the New York Stock Exchange is closed or restricted by the SEC for any reason other than weekends or holidays, or there is an emergency as determined by the SEC, redemptions may be suspended or payment dates postponed.

- GENERAL INFORMATION ABOUT SERVICE FEATURES: A fund may modify, suspend or discontinue services, charges, or terms and conditions at any time. The use of any feature may be denied to any shareholder who uses it to the detriment of the fund or other shareholders. If we modify or discontinue a service affecting all shareholders, we will provide 60 days prior written notice.

You may add, change or discontinue any service by sending us your request in writing. If it has been more than 30 days since you established your account, we require a signature guarantee with your request.

- TELEPHONE AND ELECTRONIC TRANSACTIONS: Shareholders who elect telephone, automatic or electronic transactions or checkwriting bear the risk of loss for unauthorized transactions. Atlas Funds will not be liable for losses that may result from:

- Instructions communicated by telephone that we reasonably believe to be genuine,

- Transactions authorized by less than all registered owners,

- Transactions which do not require signature guarantees, or

- Transactions requested through Atlas Direct Access, our automated telephone service or the Account Access area of the website.

To safeguard your account, please keep your Direct Access and website Account Access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

For your protection and to review or clarify telephone requests, we reserve the right to record all calls. We may employ additional procedures prior to acting on telephone instructions, such as requiring you to provide a form of personal identification, in order to confirm that instructions are genuine. If we do not employ reasonable procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

Abnormal market conditions may cause heavy call volume and make it difficult for you to make a telephone transaction. If this happens, please consider mailing your transaction request, or sending it by overnight delivery.

Keeping you informed

During the year, Atlas will send you the following communications:

- CONFIRMATION STATEMENTS: Mailed after each purchase, exchange, redemption, or change in account information.

- QUARTERLY STATEMENTS: You will receive three consolidated quarterly statements and a year-end summary of your account activity.

- ANNUAL AND SEMI-ANNUAL REPORTS: Mailed approximately 60 days after June 30 and December 31.

- 1099 TAX FORM: If applicable, mailed by January 31 each year.

- ANNUAL PROSPECTUS: Mailed to shareholders in May of each year.

                     (This page is intentionally left blank)

FINANCIAL HIGHLIGHTS
                    selected data for a share outstanding throughout each period


This section provides further details about the funds' financial history. "Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The financial highlights below are derived from financial statements that were audited by the funds' independent registered public accounting firm, Deloitte & Touche LLP. Their full report is included in the funds' annual report. To receive a copy of the annual report, please see inside back cover.


                                   STOCK FUNDS

                                             BALANCED FUND
                                                    2004            2003            2002               2001               2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     10.17     $      8.93     $     11.20        $     11.58        $     12.96
                                             -----------     -----------     -----------        -----------        -----------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income (loss)                     0.08            0.07            0.14               0.18               0.26
   Net realized and unrealized gain (loss)
    on investments                                  0.86            1.24           (2.27)             (0.38)             (1.37)
                                             -----------     -----------     -----------        -----------        -----------
   Total from investment operations                 0.94            1.31           (2.13)             (0.20)             (1.11)
                                             -----------     -----------     -----------        -----------        -----------

LESS DISTRIBUTIONS:
   From net investment income                      (0.08)          (0.07)          (0.14)             (0.18)             (0.27)
   From net capital gains                           0.00            0.00            0.00               0.00               0.00
   In excess of realized gains                      0.00            0.00            0.00               0.00               0.00
                                             -----------     -----------     -----------        -----------        -----------

   Total distributions                             (0.08)          (0.07)          (0.14)             (0.18)             (0.27)
                                             -----------     -----------     -----------        -----------        -----------

Net asset value, end of period               $     11.03     $     10.17     $      8.93        $     11.20        $     11.58
                                             ===========     ===========     ===========        ===========        ===========

Total return (2)                                    9.24%          14.71%         -19.07%             -1.70%             -8.71%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $    43,746     $    31,934     $    25,258        $    42,159        $    45,966
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              1.31%           1.33%           1.35%              1.22%              1.22%
    After expense waivers
     and reimbursement                              1.31%           1.28%           1.31%              1.22%              1.22%

   Ratio of net investment income
    to average net assets (3)                       0.79%           0.74%           1.45%              1.55%              2.07%

   Portfolio turnover rate                         95.61%          27.91%         158.81%(5)          93.38%(5)         142.04%(5)

                                             EMERGING GROWTH FUND
                                                    2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     13.40     $      8.94     $     14.09     $     14.51     $     18.79
                                             -----------     -----------     -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income (loss)                    (0.06)          (0.09)          (0.12)          (0.18)          (0.12)
   Net realized and unrealized gain (loss)
    on investments                                  2.13            4.55           (5.03)          (0.24)          (4.16)
                                             -----------     -----------     -----------     -----------     -----------
   Total from investment operations                 2.07            4.46           (5.15)          (0.42)          (4.28)
                                             -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
   From net investment income                       0.00            0.00            0.00            0.00            0.00
   From net capital gains                           0.00            0.00            0.00            0.00            0.00
   In excess of realized gains                      0.00            0.00            0.00            0.00            0.00
                                             -----------     -----------     -----------     -----------     -----------

   Total distributions                              0.00            0.00            0.00            0.00            0.00
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of period               $     15.47     $     13.40     $      8.94     $     14.09     $     14.51
                                             ===========     ===========     ===========     ===========     ===========

Total return (2)                                   15.45%          49.89%         -36.55%          -2.89%         -22.78%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $    52,242     $    32,343     $    14,578     $    23,574     $    25,939
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              1.53%           1.89%           1.99%           1.67%           1.64%
    After expense waivers
     and reimbursement                              1.53%           1.71%           1.60%           1.66%           1.55%

   Ratio of net investment income
    to average net assets (3)                      -0.46%          -0.84%          -1.20%          -1.40%          -0.72%

   Portfolio turnover rate                        197.56%         309.22%         248.05%         271.11%         173.69%

(1)  Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)  Annualized when the period presented is less than one year.

(4)  Per share information was calculated based on average shares.

(5)  Excludes the effect of short-term "to be announced" security transactions.

(6) For the Atlas Fund of Funds, does not include expenses of the investment companies in which the Fund invests.

                                             FUND OF FUNDS
                                                                                   MAY 1, 2002(1)
                                                                                          THROUGH
                                                                                         DEC. 31,
                                                    2004               2003                  2002
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     10.50        $      8.71        $        10.00
                                             -----------        -----------        --------------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income (loss)                     0.10               0.10                  0.10
   Net realized and unrealized gain (loss)
    on investments                                  0.94               1.73                 (1.33)
                                             -----------        -----------        --------------
   Total from investment operations                 1.04               1.83                 (1.23)
                                             -----------        -----------        --------------

LESS DISTRIBUTIONS:
   From net investment income                      (0.07)             (0.04)                (0.06)
   From net capital gains                           0.00               0.00                  0.00
   In excess of realized gains                      0.00               0.00                  0.00
                                             -----------        -----------        --------------

   Total distributions                             (0.07)             (0.04)                (0.06)
                                             -----------        -----------        --------------

Net asset value, end of period               $     11.47        $     10.50        $         8.71
                                             ===========        ===========        ==============

Total return (2)                                    9.92%             20.97%               -12.27%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $    65,420        $    19,990        $        2,071
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              0.52%(6)           0.84%(6)              2.12%(6)
    After expense waivers
     and reimbursement                              0.52%(6)           0.73%(6)              0.85%(6)

   Ratio of net investment income
    to average net assets (3)                       0.93%              1.04%                 1.62%

   Portfolio turnover rate                         37.44%             20.58%                27.55%

                                             GLOBAL GROWTH FUND
                                                    2004            2003           2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     17.89     $     12.75    $     16.52     $     18.69     $     19.28
                                             -----------     -----------    -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income (loss)                     0.04            0.01           0.00           (0.01)           0.03
   Net realized and unrealized gain (loss)
    on investments                                  3.14            5.13          (3.77)          (2.16)           0.59
                                             -----------     -----------    -----------     -----------     -----------
   Total from investment operations                 3.18            5.14          (3.77)          (2.17)           0.62
                                             -----------     -----------    -----------     -----------     -----------

LESS DISTRIBUTIONS:
   From net investment income                      (0.05)           0.00           0.00            0.00            0.00
   From net capital gains                           0.00            0.00           0.00            0.00           (0.92)
   In excess of realized gains                      0.00            0.00           0.00            0.00           (0.29)
                                             -----------     -----------    -----------     -----------     -----------

   Total distributions                             (0.05)           0.00           0.00            0.00           (1.21)
                                             -----------     -----------    -----------     -----------     -----------

Net asset value, end of period               $     21.02     $     17.89    $     12.75     $     16.52     $     18.69
                                             ===========     ===========    ===========     ===========     ===========

Total return (2)                                   17.79%          40.31%        -22.82%         -11.61%           3.24%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $   242,402     $   159,443    $    88,842     $   115,042     $   134,929
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              1.35%           1.54%          1.48%           1.40%           1.34%
    After expense waivers
     and reimbursement                              1.35%           1.54%          1.48%           1.40%           1.34%

   Ratio of net investment income
    to average net assets (3)                       0.22%           0.06%         -0.03%          -0.08%           0.15%

   Portfolio turnover rate                         19.96%          37.67%         39.23%          43.59%          53.89%

                                             GROWTH OPPORTUNITIES FUND(6)
                                                    2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     20.60     $     16.50     $     20.17     $     23.43     $     26.61
                                             -----------     -----------     -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income (loss)                     0.06           (0.02)           0.01            0.03            0.24
   Net realized and unrealized gain (loss)
    on investments                                  1.98            4.12           (3.67)          (3.26)          (1.52)
                                             -----------     -----------     -----------     -----------     -----------
   Total from investment operations                 2.04            4.10           (3.66)          (3.23)          (1.28)
                                             -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
   From net investment income                      (0.06)           0.00(5)        (0.01)          (0.03)          (0.24)
   From net capital gains                           0.00            0.00            0.00            0.00           (1.64)
   In excess of realized gains                      0.00            0.00            0.00            0.00           (0.02)
                                             -----------     -----------     -----------     -----------     -----------

   Total distributions                             (0.06)           0.00           (0.01)          (0.03)          (1.90)
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of period               $     22.58     $     20.60     $     16.50     $     20.17     $     23.43
                                             ===========     ===========     ===========     ===========     ===========

Total return (2)                                    9.89%          24.87%         -18.14%         -13.79%          -4.90%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $   401,119     $   354,258     $   263,675     $   365,552     $   454,546
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              1.14%           1.16%           1.12%           1.09%           1.02%
    After expense waivers
     and reimbursement                              1.14%           1.16%           1.12%           1.09%           1.02%

   Ratio of net investment income
    to average net assets (3)                       0.27%          -0.11%           0.06%           0.15%           0.88%

   Portfolio turnover rate                        101.63%         113.63%         110.13%         136.06%          66.14%

                                             S&P 500 INDEX FUND
                                                                                                                AUG. 16,
                                                                                                                 2000(1)
                                                                                                                 THROUGH
                                                                                                                DEC. 31,
                                                    2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $      7.56     $      5.96     $      7.77     $      8.92     $     10.00
                                             -----------     -----------     -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income (loss)                     0.12            0.09            0.08            0.05            0.03
   Net realized and unrealized gain (loss)
    on investments                                  0.66            1.56           (1.82)          (1.15)          (1.10)
                                             -----------     -----------     -----------     -----------     -----------
   Total from investment operations                 0.78            1.65           (1.74)          (1.10)          (1.07)
                                             -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
   From net investment income                      (0.11)          (0.05)          (0.07)          (0.05)          (0.01)
   From net capital gains                           0.00            0.00            0.00            0.00            0.00
   In excess of realized gains                      0.00            0.00            0.00            0.00            0.00
                                             -----------     -----------     -----------     -----------     -----------

   Total distributions                             (0.11)          (0.05)          (0.07)          (0.05)          (0.01)
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of period               $      8.23     $      7.56     $      5.96     $      7.77     $      8.92
                                             ===========     ===========     ===========     ===========     ===========

Total return (2)                                   10.37%          27.74%         -22.37%         -12.36%         -10.66%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $   112,827     $    69,929     $    25,497     $    22,007     $     9,516
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              0.89%           1.09%           1.06%           1.07%           2.66%
    After expense waivers
     and reimbursement                              0.50%           0.50%           0.50%           0.50%           0.50%

   Ratio of net investment income
    to average net assets (3)                       1.57%           1.29%           1.14%           0.88%           0.78%

   Portfolio turnover rate                           N/A             N/A             N/A             N/A             N/A

(1)  Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)  Annualized when the period presented is less than one year.

(4)  Per share information was calculated based on average shares.

(5)  Dividends from net investment income are less than $0.005.

(6)  Name changed from Growth and Income Fund on November 12, 2003.

                                             STRATEGIC GROWTH FUND
                                                    2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     11.67     $      9.53     $     13.09     $     18.33     $     20.53
                                             -----------     -----------     -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income (loss)                    (0.01)          (0.05)          (0.05)          (0.02)           0.03
   Net realized and unrealized gain (loss)
    on investments                                  1.16            2.19           (3.51)          (5.22)          (2.01)
                                             -----------     -----------     -----------     -----------     -----------
   Total from investment operations                 1.15            2.14           (3.56)          (5.24)          (1.98)
                                             -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
   From net investment income                       0.00            0.00            0.00            0.00           (0.02)
   From net capital gains                           0.00            0.00            0.00            0.00           (0.03)
   In excess of realized gains                      0.00            0.00            0.00            0.00           (0.17)
                                             -----------     -----------     -----------     -----------     -----------

   Total distributions                              0.00            0.00            0.00            0.00           (0.22)
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of period               $     12.82     $     11.67     $      9.53     $     13.09     $     18.33
                                             ===========     ===========     ===========     ===========     ===========

Total return (2)                                    9.86%          22.46%         -27.20%         -28.59%          -9.65%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $    84,319     $    77,235     $    62,507     $    97,976     $   155,895
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              1.35%           1.40%           1.40%           1.26%           1.12%
    After expense waivers
     and reimbursement                              1.35%           1.40%           1.40%           1.26%           1.12%

   Ratio of net investment income
    to average net assets (3)                      -0.12%          -0.45%          -0.48%          -0.15%           0.13%

   Portfolio turnover rate                        115.49%          33.03%         101.71%         175.07%          53.78%

                                             VALUE FUND
                                                                             MAY 1, 2002(1)
                                                                                    THROUGH
                                                                                   DEC. 31,
                                                    2004            2003               2002
-------------------------------------------------------------------------------------------
Net asset value, beginning of period         $      9.70     $      8.07     $        10.00
                                             -----------     -----------     --------------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income (loss)                     0.07            0.11               0.07
   Net realized and unrealized gain (loss)
    on investments                                  1.53            1.61              (1.93)
                                             -----------     -----------     --------------
   Total from investment operations                 1.60            1.72              (1.86)
                                             -----------     -----------     --------------

LESS DISTRIBUTIONS:
   From net investment income                      (0.04)          (0.09)             (0.07)
   From net capital gains                           0.00            0.00               0.00
   In excess of realized gains                      0.00            0.00               0.00
                                             -----------     -----------     --------------

   Total distributions                             (0.04)          (0.09)             (0.07)
                                             -----------     -----------     --------------

Net asset value, end of period               $     11.26     $      9.70     $         8.07
                                             ===========     ===========     ==============

Total return (2)                                   16.47%          21.32%            -18.64%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $    37,898     $    11,798     $        6,888
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              1.49%           1.84%              2.13%
    After expense waivers
     and reimbursement                              1.40%           1.39%              1.32%

   Ratio of net investment income
    to average net assets (3)                       0.66%           1.29%              1.35%

   Portfolio turnover rate                         85.38%         280.69%            247.30%

                                   BOND FUNDS

                                             AMERICAN ENTERPRISE
                                             BOND FUND
                                                             MAY 1, 2003(1)
                                                                    THROUGH
                                                                   DEC. 31,
                                                    2004               2003
---------------------------------------------------------------------------
Net asset value, beginning of period         $     10.01     $        10.05
                                             -----------     --------------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income                            0.33               0.20
   Net realized and unrealized gain (loss)
    on investments                                 (0.01)             (0.01)
                                             -----------     --------------
   Total from investment operations                 0.32               0.19
                                             -----------     --------------

LESS DISTRIBUTIONS:
   From net investment income                      (0.35)             (0.23)
   From net capital gains                           0.00               0.00
   Tax return of capital distribution               0.00               0.00
                                             -----------     --------------

   Total distributions                             (0.35)             (0.23)
                                             -----------     --------------

Net asset value, end of period               $      9.98     $        10.01
                                             ===========     ==============

Total return (2)                                    3.21%              1.87%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $    43,307     $       20,318
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              1.08%              1.63%
    After expense waivers
     and reimbursement                              0.03%              0.00%

   Ratio of net investment income
    to average net assets (3)                       3.35%              2.96%

   Portfolio turnover rate                         23.34%             28.03%

                                             CALIFORNIA MUNICIPAL BOND FUND
                                                    2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     11.56     $     11.52     $     11.16     $     11.27     $     10.48
                                             -----------     -----------     -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income                            0.41            0.42            0.47            0.50            0.51
   Net realized and unrealized gain (loss)
    on investments                                  0.09            0.05            0.36           (0.11)           0.79
                                             -----------     -----------     -----------     -----------     -----------
   Total from investment operations                 0.50            0.47            0.83            0.39            1.30
                                             -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
   From net investment income                      (0.41)          (0.43)          (0.47)          (0.50)          (0.51)
   From net capital gains                          (0.02)           0.00            0.00            0.00            0.00
   Tax return of capital distribution               0.00            0.00            0.00            0.00            0.00
                                             -----------     -----------     -----------     -----------     -----------

   Total distributions                             (0.43)          (0.43)          (0.47)          (0.50)          (0.51)
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of period               $     11.63     $     11.56     $     11.52     $     11.16     $     11.27
                                             ===========     ===========     ===========     ===========     ===========

Total return (2)                                    4.45%           4.16%           7.57%           3.51%          12.75%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $   392,965     $   333,646     $   303,195     $   246,188     $   213,320
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              0.94%           0.93%           0.92%           0.92%           0.93%
    After expense waivers
     and reimbursement                              0.94%           0.93%           0.92%           0.92%           0.93%

   Ratio of net investment income
    to average net assets (3)                       3.58%           3.69%           4.15%           4.40%           4.74%

   Portfolio turnover rate                         10.25%           7.56%          19.79%          12.60%          12.25%

(1)  Effective date of registation.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)  Annualized when the period presented is less than one year.

(4)  Per share information was calculated based on average shares.

(5)  Excludes the effect of short-term "to be announced" security transactions.

                                             NATIONAL MUNICIPAL BOND FUND
                                                    2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     11.78     $     11.66     $     11.16     $     11.13     $     10.50
                                             -----------     -----------     -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income                            0.43            0.42            0.47            0.50            0.52
   Net realized and unrealized gain (loss)
    on investments                                  0.07            0.12            0.49            0.03            0.63
                                             -----------     -----------     -----------     -----------     -----------
   Total from investment operations                 0.50            0.54            0.96            0.53            1.15
                                             -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
   From net investment income                      (0.43)          (0.42)          (0.46)          (0.50)          (0.52)
   From net capital gains                           0.00            0.00            0.00            0.00            0.00
   Tax return of capital distribution               0.00            0.00            0.00            0.00            0.00
                                             -----------     -----------     -----------     -----------     -----------

   Total distributions                             (0.43)          (0.42)          (0.46)          (0.50)          (0.52)
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of period               $     11.85     $     11.78     $     11.66     $     11.16     $     11.13
                                             ===========     ===========     ===========     ===========     ===========

Total return (2)                                    4.36%           4.73%           8.81%           4.79%          11.24%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $   117,742     $   104,114     $    90,809     $    67,991     $    53,901
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              0.99%           0.98%           0.97%           0.97%           1.01%
    After expense waivers
     and reimbursement                              0.99%           0.98%           0.97%           0.97%           1.01%

   Ratio of net investment income
    to average net assets (3)                       3.68%           3.62%           4.08%           4.44%           4.83%

   Portfolio turnover rate                         15.26%          18.88%          22.27%          32.81%          20.12%

                                             STRATEGIC INCOME FUND
                                                    2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $      4.55     $      4.14     $      4.20     $      4.37     $      4.67
                                             -----------     -----------     -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income                            0.20            0.20            0.29            0.36            0.39
   Net realized and unrealized gain (loss)
    on investments                                  0.18            0.45           (0.04)          (0.17)          (0.30)
                                             -----------     -----------     -----------     -----------     -----------
   Total from investment operations                 0.38            0.65            0.25            0.19            0.09
                                             -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
   From net investment income                      (0.24)          (0.24)          (0.31)          (0.35)          (0.27)
   From net capital gains                           0.00            0.00            0.00            0.00            0.00
   Tax return of capital distribution               0.00            0.00            0.00           (0.01)          (0.12)
                                             -----------     -----------     -----------     -----------     -----------

   Total distributions                             (0.24)          (0.24)          (0.31)          (0.36)          (0.39)
                                             -----------     -----------     -----------     -----------     -----------

Net asset value, end of period               $      4.69     $      4.55     $      4.14     $      4.20     $      4.37
                                             ===========     ===========     ===========     ===========     ===========

Total return (2)                                    8.73%          16.10%           6.31%           4.45%           2.05%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $   291,672     $   262,386     $   128,423     $   102,923     $    77,568
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              1.24%           1.30%           1.30%           1.31%           1.36%
    After expense waivers
     and reimbursement                              1.24%           1.30%           1.30%           1.31%           1.36%

   Ratio of net investment income
    to average net assets (3)                       4.41%           4.53%           6.90%           8.31%           8.65%

   Portfolio turnover rate                         97.55%(5)      140.55%(5)       85.26%(5)      114.66%(5)      146.55%

                                             U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND
                                                    2004           2003           2002          2001          2000
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     10.24    $     10.45    $     10.10   $      9.95   $      9.61
                                             -----------    -----------    -----------   -----------   -----------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income                            0.26           0.32           0.50          0.56          0.60
   Net realized and unrealized gain (loss)
    on investments                                 (0.09)         (0.21)          0.36          0.16          0.34
                                             -----------    -----------    -----------   -----------   -----------
   Total from investment operations                 0.17           0.11           0.86          0.72          0.94
                                             -----------    -----------    -----------   -----------   -----------

LESS DISTRIBUTIONS:
   From net investment income                      (0.27)         (0.32)         (0.51)        (0.57)        (0.60)
                                             -----------    -----------    -----------   -----------   -----------

   Total distributions                             (0.27)         (0.32)         (0.51)        (0.57)        (0.60)
                                             -----------    -----------    -----------   -----------   -----------

Net asset value, end of period               $     10.14    $     10.24    $     10.45   $     10.10   $      9.95
                                             ===========    ===========    ===========   ===========   ===========

Total return (2)                                    1.72%          1.07%          8.69%         7.39%        10.21%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $   292,453    $   361,498    $   501,248   $   317,583   $   179,462
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              1.04%          1.02%          1.00%         1.03%         1.03%
    After expense waivers
     and reimbursement                              1.04%          1.02%          1.00%         1.03%         1.03%

   Ratio of net investment income
    to average net assets (3)                       2.60%          3.11%          4.85%         5.53%         6.27%

   Portfolio turnover rate                         15.11%         43.71%         30.49%        19.75%         1.66%

(1)  Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)  Annualized when the period presented is less than one year.

(4)  Per share information was calculated based on average shares.

MONEY FUNDS

                                             CALIFORNIA MUNICIPAL MONEY FUND
                                                    2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                             -----------   -----------   -----------   -----------   -----------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income                           0.006         0.004         0.009         0.019         0.030
   Net realized and unrealized gain (loss)
    on investments                                 0.000         0.000         0.000         0.000         0.000
                                             -----------   -----------   -----------   -----------   -----------
   Total from investment operations                0.006         0.004         0.009         0.019         0.030
                                             -----------   -----------   -----------   -----------   -----------

LESS DISTRIBUTIONS:
   From net investment income                     (0.006)       (0.004)       (0.009)       (0.019)       (0.030)
                                             -----------   -----------   -----------   -----------   -----------

   Total distributions                            (0.006)       (0.004)       (0.009)       (0.019)       (0.030)
                                             -----------   -----------   -----------   -----------   -----------

Net asset value, end of period               $      1.00    $     1.00   $      1.00   $      1.00   $      1.00
                                             ===========   ===========   ===========   ===========   ===========

Total return (2)                                    0.59%         0.45%         0.86%         1.93%         3.03%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $    36,345    $   25,400   $    36,099   $    39,266   $    37,924
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              0.95%         0.97%         0.91%         0.90%         0.94%
    After expense waivers
     and reimbursement                              0.60%         0.60%         0.59%         0.61%         0.63%

   Ratio of net investment income
    to average net assets (3)                       0.62%         0.46%         0.85%         1.92%         2.98%

   Portfolio turnover rate                            --            --            --            --            --

                                             MONEY MARKET FUND
                                                                            MARCH 4,
                                                                             2002(1)
                                                                             THROUGH
                                                                            DEC. 31,
                                                    2004          2003          2002
------------------------------------------------------------------------------------
Net asset value, beginning of period         $      1.00   $      1.00   $      1.00
                                             -----------   -----------   -----------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income                           0.011         0.012         0.014
   Net realized and unrealized gain (loss)
    on investments                                 0.000         0.000         0.000
                                             -----------   -----------   -----------
   Total from investment operations                0.011         0.012         0.014
                                             -----------   -----------   -----------

LESS DISTRIBUTIONS:
   From net investment income                     (0.011)       (0.012)       (0.014)
                                             -----------   -----------   -----------

   Total distributions                            (0.011)       (0.012)       (0.014)
                                             -----------   -----------   -----------

Net asset value, end of period               $      1.00   $      1.00   $      1.00
                                             ===========   ===========   ===========

Total return (2)                                    1.06%         1.21%         1.45%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $    56,480   $    47,486   $    18,376
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              0.95%         1.04%         1.27%
    After expense waivers
     and reimbursement                              0.32%         0.00%         0.00%

   Ratio of net investment income
    to average net assets (3)                       1.06%         1.17%         1.71%

   Portfolio turnover rate                            --            --            --

                                             U.S. TREASURY MONEY FUND
                                                    2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                             -----------   -----------   -----------   -----------   -----------

INCOME FROM INVESTMENT OPERATIONS: (4)
   Net investment income                           0.005         0.003         0.009         0.033         0.052
   Net realized and unrealized gain (loss)
    on investments                                 0.000         0.000         0.000         0.000         0.000
                                             -----------   -----------   -----------   -----------   -----------
   Total from investment operations                0.005         0.003         0.009         0.033         0.052
                                             -----------   -----------   -----------   -----------   -----------

LESS DISTRIBUTIONS:
   From net investment income                     (0.005)       (0.003)       (0.009)       (0.033)       (0.052)
                                             -----------   -----------   -----------   -----------   -----------

   Total distributions                            (0.005)       (0.003)       (0.009)       (0.033)       (0.052)
                                             -----------   -----------   -----------   -----------   -----------

Net asset value, end of period               $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                             ===========   ===========   ===========   ===========   ===========

Total return (2)                                    0.48%         0.29%         0.93%         3.32%         5.35%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $    20,730   $    30,413   $    46,337   $    75,962   $    81,925
   Ratio of expenses to average
    net assets: (3)
    Before expense waivers
     and reimbursement                              1.10%         1.11%         1.02%         0.99%         1.02%
    After expense waivers
     and reimbursement                              0.76%         0.78%         0.74%         0.73%         0.68%

   Ratio of net investment income
    to average net assets (3)                       0.44%         0.30%         0.94%         3.31%         5.24%

   Portfolio turnover rate                            --            --            --            --            --

APPENDIX: DESCRIPTION OF RATINGS

In general, the ratings of Moody's Investors Services, Inc., S&P Corporation, and other nationally recognized rating organizations represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized that these ratings are relative and subjective and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields, while other bonds of the same maturity and coupon with different ratings may have the same yield.

These ratings will be used by the Atlas Funds as initial criteria for selection of portfolio securities, but the funds will also rely upon the independent advice of the adviser and subadvisers, if any, to evaluate potential investments.

After purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase. Neither event will require the sale of these securities, but the Adviser will consider rating changes in determining whether the fund should continue to hold them.

If a rating given by Moody's or S&P changes as a result of changes in these organizations or their rating systems, the funds will attempt to use comparable ratings as standards for their investments. Fund investments will be made and reviewed in accordance with the investment policies contained in this prospectus and in the Statement of Additional Information.

MOODY'S INVESTORS SERVICES, INC.

Moody's describes its ratings for debt securities as follows:

Bonds

Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, changes that can be anticipated are not likely to impair the fundamentally strong position of these issues.

Aa. Bonds rated Aa are judged by all standards to be of high quality. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities. Fluctuation of protective elements may be of greater magnitude, or there may be other factors present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Elements giving security to principal and interest are considered adequate, but factors may be present which suggest a susceptibility to impairment at some time in the future.

Baa. Bonds rated Baa are considered to be medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative elements as well.

Ba. Bonds rated Ba are judged to have speculative characteristics. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be only moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B. Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over a long period of time may be small.

Caa. Bonds rated Caa are of poor standing. These issues may be in default, or there may be some danger with respect to principal or interest payments.

Ca. Bonds rated Ca represent obligations which are highly speculative. These issues are often in default or have other significant shortcomings.

C. Bonds rated C are the lowest rated class of bonds. These issues have extremely poor prospects of ever attaining any real investment standing.

Notes and variable rate obligations

MIG 1/VMIG 1. The MIG 1 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes best quality. There is strong protection from established cash flows, superior liquidity, or demonstrated broad-based access to the market for refinancings.

MIG 2/VMIG 2. The MIG 2 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

Commercial paper

PRIME-1. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-  Leading market positions in well-established industries.

-  High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P CORPORATION

S&P Corporation describes its ratings for debt securities as follows:

Bonds

AAA. Bonds rated AAA have the highest rating assigned by S&P Corporation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal. They differ from the higher rated issues only by a small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal. They are somewhat more susceptible to adverse changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are thought to have an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to weaken capacity to pay interest and repay principal than bonds in higher rated categories.

BB, B, CCC AND CC. Bonds rated BB, B, CCC and CC are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest. While bonds with these ratings are likely to have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

C AND D. The rating C is reserved for income bonds on which no interest is being paid. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Notes

SP-1. The SP-1 rating denotes a strong or very strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. The SP-2 rating denotes a satisfactory capacity to pay principal and interest.

Commercial paper

A-1. The A-1 designation indicates a very strong degree of safety regarding timely payment. Issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2. The A-2 designation indicates a strong capacity for timely payment. However, the relative degree of safety is not as high as for issues designated A-1.

HOW TO OBTAIN MORE INFORMATION ABOUT ATLAS FUNDS

You can find more information about the Atlas Funds' investment policies in the SAI, which is incorporated by reference in this prospectus (legally considered part of this prospectus). The SAI is available free of charge.

You can find further information about Atlas Funds in our annual and semi-annual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal year.

To request a copy of the Atlas Funds' SAI or copies of the most recent annual or semi-annual report, please call us toll-free AT 1-800-933-ATLAS (1-800-933-2852). You may also request other information about Atlas Funds by contacting 1-800-933-ATLAS. If you have access to the Internet, you can also find the SAI at the SEC's Web site at www.sec.gov. Copies of the SAI and the most recent annual or semi-annual report will be available on Atlas Funds' website by December 2005.

                                   ATLAS FUNDS
                                794 DAVIS STREET
                              SAN LEANDRO, CA 94577
                                 1-800-933-ATLAS
                               www.atlasfunds.com

                              SEC File No. 811-5485

  The investments you want from the people you trust.(Registered Trademark)



                                                     [ATLAS LOGO]
                                                     Atlas Funds
                                                     794 Davis Street
                                                     San Leandro, CA 94577
                                                     1-800-933-ATLAS
                                                     www.ATLASFUNDS.COM


Information about Atlas Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. Copies of the same information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                                           AT-727 (AS90M04/05)

SEC File No. 811-5485

                                   ATLAS FUNDS

                       -----------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                       -----------------------------------



                                794 DAVIS STREET
                          SAN LEANDRO, CALIFORNIA 94577
                        1-800-933-ATLAS (1-800-933-2852)

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2005

    This Statement of Additional Information ("SAI"), which may be amended from time to time, concerning Atlas Funds (the "Trust") is not a Prospectus for the Trust. This Statement supplements the Prospectus dated April 30, 2005 and investors should read it in conjunction with that Prospectus. The Trust's audited financial statements and financial highlights appearing in the 2004 Annual Report to Shareholders are incorporated by reference into this Statement. A copy of the Prospectus, which may be amended from time to time, and Annual Report are available without charge by writing or calling the Trust at the address or telephone number printed above.

                                TABLE OF CONTENTS


                                                                                PAGE
Fund History....................................................................3
Description of the Funds and Their Investments and Risks........................3
Fundamental Investment Restrictions.............................................26
Portfolio Turnover..............................................................31
Management of the Trust.........................................................32
Control Persons and Principal Holders of Securities.............................38
Investment Advisory and Other Services .........................................41
Brokerage Allocation and Other Practices........................................58
Capital Stock and Other Securities..............................................63
Purchase, Redemption and Pricing of Shares......................................63
Other Investment and Redemption Services........................................66
Taxation of the Funds...........................................................67
Financial Statements ...........................................................72
Appendix A-Proxy Voting Procedures..............................................A-1

                                  FUND HISTORY

    The Atlas Funds (the "Funds") were first registered on November 19, 1987 as a Maryland Corporation under the name "Golden West Investment Company, Inc." On January 10, 1990, the U.S. Securities and Exchange Commission ("SEC") declared effective the first five separate series of shares for public offering. On December 21, 1991, it changed its name to "Atlas Assets, Inc." On February 27, 2004, the Funds reorganized into a Delaware Statutory Trust and changed its name to its current name "Atlas Funds."


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

    The Trust is an open-end, management investment company. The investment objectives and policies of each of the Funds are described in the Prospectus. Supplemental information about those policies is set forth below. Certain capitalized terms used in this Statement are defined in the Prospectus. The S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the S&P 500 Index Master Portfolio ("Master Portfolio") of Master Investment Portfolio ("Master Portfolio Trust"). References to the investments and investment policies of the S&P 500 Index Fund, unless otherwise indicated, should be understood as references to the investments and investment policies of the Master Portfolio.

    Each Fund, with the exception of Fund of Funds, California Municipal Money Fund and California Municipal Bond Fund (the "California Funds"), is "diversified." This means that, with respect to at least 75% of a Fund's total assets, it will limit its purchases of the securities of a single issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other registered investment companies) to no more than 5% of total assets and no more than 10% of the issuer's outstanding voting securities.

     Fund of Funds and the California Funds are classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act") due to the limited number of securities available to meet their investment objectives. This means they are not limited in the proportion of their respective assets that may be invested in the obligations of a single issue or issuer. Each of these funds will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned by each Fund to each investor. The California Municipal Bond Fund may assume large positions in the obligations of a small number of issuers which may cause the Fund's share price to fluctuate to a greater extent than share prices of funds holding more diversified portfolios.

INVESTMENT RISKS - STRATEGIC INCOME FUND.

    With the exception of U.S. Government Securities, the debt securities the Strategic Income Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities. An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset value. Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.

SPECIAL RISKS -JUNK BONDS.


     In seeking high current income, the Strategic Income Fund may invest in higher-yielding, lower-rated debt securities ("junk bonds"). There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. The American Enterprise Bond, Global Growth, Emerging Growth, and S&P Index Funds may also invest in lower-rated securities, but to a much more limited extent. The Funds other than the American Enterprise Bond, Strategic Income, Global Growth, S&P 500 Index and Emerging Growth Funds invest only in "investment grade" debt securities within the four highest rating quality grades such as Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB), or their equivalent, at the time of purchase. Lower-rated debt securities are those rated below investment grade, such as debt securities that have a rating lower than "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"). These securities may be rated as low as "C" or "D" or may be in default at the time of purchase. The portfolio managers do not rely solely on ratings of securities by rating agencies when selecting investments for a Fund, but evaluate other economic and business factors as well. The Funds may invest in unrated securities that the portfolio managers believe offer yields and risks comparable to rated securities.


     These risks mean that a Fund may not achieve the expected income from lower-grade securities, and that a Fund's net asset value per share may be affected by declines in value of these securities. The Funds are not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced.

     Risks of high yield securities may include:

o    limited liquidity and secondary market support;

o substantial market price volatility resulting from changes in prevailing interest rates;

o    subordination to the prior claims of banks and other senior lenders;

o the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause a Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities;

o the possibility that earnings of the issuer may be insufficient to meet its debt service; and

o the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

     As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

     DERIVATIVE INVESTMENTS.

     The Strategic Income Fund and the S&P 500 Index Fund invest in a number of different kinds of derivative investments. The Funds may use some types of derivatives for hedging or diversification purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency.

     In addition to the risk that the company issuing the instrument might not pay the amount due on the maturity of the instrument, there is also the risk that the underlying investment or security might not perform the way the portfolio manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that a Fund will realize less income than expected from its investments, which will affect the Fund's share price. Certain derivative investments held by a Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited.

     One type of derivative the Funds may invest in is an "index-linked" or "commodity-linked" note. Principal and/or interest payments on such a note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note. Another derivative investment a Fund may invest in is a currency-indexed security. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

     Other derivative investments the Funds may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, such debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case, there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected). The Funds are not restricted to investing in the derivative investments described in the foregoing paragraphs, and may invest in other derivative investments as they become available.

     The S&P 500 Index Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the S&P 500 Index Fund: (ii) the purchase of a futures contract when the S&P 500 Index Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or
(iii) the purchase of a futures contract to permit the S&P 500 Index Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the S&P 500 Index Fund purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

U.S. GOVERNMENT AND MORTGAGE SECURITIES.


     The U.S. Government and Mortgage Securities Fund invests substantially in mortgage-backed securities issued by FNMA, GNMA and FHLMC. Mortgage-backed securities are backed by a pool of mortgage loans and provide a monthly payment of principal and interest, which is passed through as payments are made on the underlying mortgages. Additional payments may be made from unscheduled repayments of principal due to refinancing, sale or foreclosure of the underlying property.


     If interest rates decline, these prepayments tend to increase due to refinancing of mortgages. Therefore, the average life, or effective maturity of mortgage-backed securities, is normally shorter than the typical 30-year maturity of the underlying mortgages. Since the prepayment rate varies with market conditions, it is not possible to accurately anticipate what the average maturity of the portfolio will be. The yield of the Fund will be affected by reinvestment of prepayments at higher or lower rates than the original investment. Also, to the extent the Fund purchases mortgage securities at a premium, prepayments will result in some loss to the extent of the premium. Like other debt securities, mortgage related securities' values, including government related mortgage securities, fluctuate inversely in response to interest rates.

     Prompt payment of principal and interest on GNMA certificates is backed by the full faith and credit of the United States. FNMA guaranteed pass-through certificates and FHLMC participation certificates are supported by the credit of the issuing agency. The U.S. Government is not legally obligated to provide financial support to FNMA and FHLMC, but may do so in its discretion.

     The U.S. Government and Mortgage Securities Fund and Strategic Income Fund may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips." Strips are securities from which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. These Funds may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.

REPURCHASE AGREEMENTS.

    Each Fund, except the U.S. Treasury Money Fund, may engage in repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Funds' holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be monitored by Atlas Advisers, Inc. (the "Adviser") or by a Fund's Sub-Adviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest.

    A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights. The Adviser, or the Sub-Adviser if applicable, acting under the supervision of the Board of Trustees, reviews, on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

    A repurchase agreement is considered to be a loan collateralized by the underlying securities under the 1940 Act. Investments by the Municipal Funds in repurchase agreements, if any, are limited by the restrictions on those Funds' investment in taxable instruments.

EXCHANGE TRADED FUNDS.


   The S&P 500 Master Portfolio may purchase shares of exchange-traded funds ("ETFs"). Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts
- to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolio may invest a small portion of their assets in shares of ETFs that are advised by Barclays Global Fund Advisors ("BGFA"). BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by a Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, a Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.


   An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

REVERSE REPURCHASE AGREEMENTS.

   The Strategic Growth, Global Growth, Strategic Income and Bond Funds may engage in reverse repurchase agreements, which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government Securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements. Under the 1940 Act, these agreements are considered borrowings by the Funds and are subject to the percentage limitations on borrowings described below under "Borrowing." The agreements are subject to the same types of risks as borrowings described below.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

    In order to secure yields or prices deemed advantageous at the time, all Funds may purchase or sell securities on a "when-issued" or "delayed delivery" basis. The Funds will not enter into such a transaction for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods (generally within two months but not more than 120 days), but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable. While when-issued or delayed delivery securities may be sold prior to the settlement date, a Fund will purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

    At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis.

    Due to fluctuations in the value of securities purchased on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities on a firm commitment basis can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

    When a Fund engages in when-issued or delayed transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. A Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount equal to the amount of its when-issued or firm commitment obligation. A Fund will limit these transactions to a value of no more than one-third of its assets.

    When-issued transactions and forward commitments allow a Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

DOLLAR REVERSE REPURCHASE AND REVERSE DOLLAR REVERSE REPURCHASE AGREEMENTS (DOLLAR-ROLLS).

    The U.S. Government and Mortgage Securities Fund, the Strategic Income Fund and the Balanced Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities. These agreements involve the purchase or sale by a Fund of securities that are substantially similar to those sold or purchased by that Fund upon the initiation of the transaction, as the case may be. For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or Government Sponsored Enterprise, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations. Dollar reverse repurchase agreements are subject to the same risks and restrictions as described above with respect to reverse repurchase agreements. Reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.

OPTIONS ON SECURITIES, INDICES AND CURRENCIES (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THE FOLLOWING OPTIONS).

1.  PURCHASING PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES.

    By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security or currency to the writer of the option at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the writer the current market price for the option (known as an option premium).

    A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security or currency at the strike price. The Fund may also terminate a put option position by effecting a "closing transaction" (i.e. selling an option of the same series as the option previously purchased) in the secondary market at its current price, if a liquid secondary market exists.

    Put options may be used by a Fund to hedge against losses on sales of securities. If securities prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its securities holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option premium and transaction costs, the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. At the same time, because the maximum the Fund has at risk is option premium, purchasing put options offers potential profit from an increase in the value of the securities hedged.

    A Fund may also purchase options whether or not it holds such securities in its portfolio. Buying a put option on an investment it does not own permits a Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the securities market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security or currency at the option's strike price. By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying security, but with risk limited to the cost of the option if securities prices fell. At the same time, the Fund can expect to suffer a loss if security or currency prices do not rise sufficiently to offset the cost of the option.

2.  WRITING PUT AND CALL OPTIONS ON SECURITIES.

    When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying security if the other party to the option chooses to exercise it. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. Prior to exercise, the Fund may seek to terminate its position in a put option by effecting a closing purchase transaction with respect to the option in the secondary market (i.e. buying an option of the same series as the option previously written) at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its obligation.

    A Fund may write a put option as an alternative to purchasing a security. If the security's price rises, the Fund would expect the put to lapse unexercised and to profit from a written put option, although its gain would be limited to the amount of the premium it received. If the security's price remains the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If the security's price falls, the Fund would expect to suffer a loss. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. This loss should be less than the loss the Fund would have experienced from purchasing the underlying security directly (assuming the secondary market for the put option and the underlying security are equally liquid) because the premium received for writing the option should mitigate the effect of the price decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, the Fund would give up some ability to participate in security price increases when writing call options.

    A Fund will only sell "covered" options where it owns an offsetting position or maintains cash or liquid securities with a sufficient value to meet its obligations. There is no limit on the amount of covered call options a Bond or Stock Fund may sell, but it may sell covered put options only to the extent that the cover does not exceed 25% of a Fund's net assets.

3.  SECURITIES INDEX OPTION TRANSACTIONS.

    A Fund may buy or sell a securities index option at a fixed price. No securities actually change hands in these transactions. Instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. Most securities index options are based on broad-based indices reflecting the prices of a broad variety of securities, such as the Standard & Poor's 500 Composite Stock Price Index. Some index options are based on narrower industry averages or market segments.

    The Trust expects that a Fund's options transactions will normally involve broad-based indices, though it is not limited to these indices. Since the value of index options depends primarily on the value of their underlying indexes, the performance of broad-based indices will generally reflect broad changes in securities prices. A Fund, however, can invest in many different types of securities, including securities that are not included in the underlying indices of the options available to the Fund. In addition, a Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index options positions. Therefore, while a Fund's index options should provide exposure to changes in value of its portfolio securities (or protection against declines in their value in the case of hedging transactions), it is likely that the price changes of the Fund's index options positions will not match the price changes of the Fund's other investments.

4.  COMBINED OPTION POSITIONS.

    A Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying security, in order to construct a combined position with risk and return characteristics similar to those of selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close than single options transactions. Combined option positions will be subject to the same overall percentage limitation as other option strategies.

5.  RISKS OF TRANSACTIONS IN OPTIONS.

    An option position may be closed out only on an exchange or market which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market will exist at any particular time for options purchased or written by a Fund. For some options no secondary market on an exchange may exist at all. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent sale of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivered the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volumes; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    In addition, options on indices are subject to certain risks that are not present with other options. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular instrument, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular instrument. In addition, index prices may be distorted or interrupted if trading of certain instruments included in the index is interrupted. If this occurred, a Fund would not be able to close out options which had been purchased or written by it and, if restrictions on exercise were imposed, may be unable to exercise an option being held, which could result in substantial losses to a Fund. However, it is the Funds' policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

    The eligible Funds may buy and sell over-the-counter puts and calls on securities and as well as listed options. Unlike listed option positions, positions in over-the-counter options may be closed out only with the other party to the options transaction. Such options transactions are subject to the additional risks that a Fund may be unable to close out a transaction with the other party when it wishes to do so, and that the other party to the transaction may default without the protection against default afforded by exchange clearing corporations with respect to listed options. The eligible Funds will enter into unlisted option transactions only with securities dealers which the Adviser or a Sub-Adviser believes to be of high credit standing and to maintain a liquid market for such options. Under certain conditions, the premiums a Fund pays for unlisted options and the value of securities used to cover such options written by the Fund are considered to be invested in illiquid assets for purposes of the investment restriction applicable to illiquid investments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

1. INTEREST RATE AND CURRENCY FUTURES TRANSACTIONS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THESE TRANSACTIONS).

    The Bond and Stock Funds may purchase or sell interest rate and currency futures contracts in hedging transactions. When a Fund purchases a futures contract, it agrees to purchase the underlying instrument or currency at a specified future date and price. When a Fund sells a futures contract, it agrees to sell the underlying instrument or currency at a specified future date and price.

    No consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 5% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied by the Fund.

    Subsequent payments, known as "variation margin," to and from the Fund or the broker, as the case may be, must be made daily as the price of securities or currencies underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. These daily payments to account for valuation changes are a process known as "marking-to-market." If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The party that has a gain may be entitled to receive all or a part of this amount. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

    Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and do not constitute purchasing securities on margin for purposes of the Fund's investment limitation. In the event of the bankruptcy of a futures commission merchant ("FCM") that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser, or Sub-Adviser if applicable, will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

    The purpose of the acquisition or sale of a futures contract by an eligible Fund is to protect that Fund from fluctuations in rates on securities or currencies without actually buying or selling the securities or currencies. The value of portfolio securities will exceed the value of the futures contracts sold by the Fund, and an increase in the value of the futures contracts could only mitigate -- but not totally offset - the decline in the value of the portfolio. The value of all futures contracts sold by a Fund will not exceed 25% (50% in the case of the Strategic Income Fund and the U.S. Government and Mortgage Securities Fund) of its net asset value.

2. SECURITIES INDEX FUTURES CONTRACTS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO PARTICIPATE IN THESE CONTRACTS).

    When a Fund purchases a securities index futures contract, it agrees to purchase the underlying index at a specified future date and price. When a Fund sells a securities index futures contract, it agrees to sell the underlying index at a specified future date and price.

    The majority of index futures are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss. If a Fund holds an index futures contract until the delivery date, it will pay or receive a cash settlement amount based on the difference between the index's closing price and the settlement price agreed upon when the contract was initiated.

    A Fund may purchase securities index futures contracts in an attempt to remain fully invested in the securities market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase stock index futures contract in order to participate in changes in stock prices. A Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a stock index futures contract in order to lock in current stock prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

    When a Fund wishes to sell securities, it may sell securities index futures contracts to hedge against securities market declines until the sale can be completed. For example, if a Fund anticipated a decline in common stock prices at a time when it anticipated selling common stocks, it could sell a futures index contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

3. OPTIONS ON FUTURES CONTRACTS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO PARTICIPATE IN THESE CONTRACTS).

    An option on a futures contract is an agreement to buy or sell the futures contract. Exercise of the option results in ownership of a position in the futures contract. Options on futures contracts may be purchased and sold by a Fund in the same manner as options on securities. Options on futures contracts may also be written by a Fund in the same manner as securities options, except that the writer must make margin payments to a FCM as described above with respect to futures contracts. The holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

4.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES.

    There are risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Adviser, or Sub-Adviser if applicable, to forecast movements in the direction of interest rates. These forecasts may involve skills and techniques that may be different from those involved in the management of the Funds. In addition, even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

    As noted above, price changes of the Fund's futures and options on futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indices and the types of securities in which the Fund invests. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge and potentially in losses to the Fund.

    Index futures prices can also diverge from the prices of their underlying indexes, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

    Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to seven days for some types of securities, the futures markets can provide liquidity superior to that of the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date, regardless of potential losses. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

    Options on futures are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options on futures are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options which the Fund cannot terminate by exercise. In general, options with strike prices close to their underlying securities' current value will have the highest trading volume, while options with strike prices further away may be less liquid. The liquidity of options on futures may also be affected if exchanges impose trading halts, particularly when markets are volatile.

5.  LIMITATIONS ON TRANSACTIONS IN FUTURES AND OPTIONS ON FUTURES.

    The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Trust does not intend to enter into futures contracts or options on a futures contract that are not traded on exchanges or boards of trade.

   The Trust's policies regarding futures contracts and options discussed in this Statement of Additional Information are not fundamental policies and may be changed as permitted by the appropriate regulatory agencies. The Trust will not modify the above limitations to increase its permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Trust's shareholders.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.

    A Fund eligible to participate in futures and options will not use leverage in its options and futures strategies. In the case of strategies entered into as a hedge, the Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

    A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is open, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

SWAPS

1.  INTEREST RATE SWAPS.

    Each Bond Fund may engage in interest rate swaps. An interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In many such transactions, the floating rate payments are tied to the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

2.  SWAP OPTIONS.

    Each Bond Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the prespecified date) or American-style (exercisable during a designated period). The buyer of the right to pay fixed rate payments pursuant to a swap option is



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said to own a put. The buyer of the right to receive fixed rate payments pursuant to a swap option is said to own a call.

3.  CAPS AND FLOORS.

    Each Bond Fund may also purchase or sell interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.

4. CREDIT DEFAULT SWAP TRANSACTIONS


    Each Bond Fund may enter into credit default swap transactions to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. As the purchaser in such a transaction, the Fund makes a periodic stream of payments to a counterparty over the term of the contract, provided that no default occurs on a referenced debt obligation of a U.S. or foreign issuer. In the event of a default on the obligation by the issuer, the counterparty would be required to pay to the Fund the par (or other agreed-upon value) of the referenced debt obligation. The Fund may also act as the seller in such a transaction, in which case it would function as the counterparty referred to above.

    Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. A Fund entering into these transactions records an increase or decrease to interest income in the amount due to or owed by the Fund at termination or settlement. The Funds act as purchasers in credit default swap transactions only with respect to corporate obligations they own or, in the case of sovereign debt of a foreign country, either the reference obligation, any sovereign debt of the issuing foreign country, or sovereign debt of any other country that the Sub-Adviser determines is closely correlated as an inexact bona fide hedge.

5. RISKS ASSOCIATED WITH SWAPS

    The risks associated with swaps, and interest rate caps and floors are similar to those described previously with respect to over-the-counter options. In connection with such transactions, the Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous. Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk,


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and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).


SMALL, UNSEASONED COMPANIES.

     Each Stock Fund, other than the S&P 500 Index Fund, may invest in securities of small, unseasoned companies. In view of their limited liquidity and price volatility, each Stock Fund, other than the Emerging Growth Fund, will not invest more than 5% of its assets at the time of purchase in securities of companies, including predecessors that have operated less than three years. The Emerging Growth Fund currently intends to invest no more than 10% of its assets in securities of such issuers, while reserving the right to so invest up to 20% of its assets. The securities of small, unseasoned companies may have a limited trading market, which might adversely affect a Fund's ability to dispose of such securities and can result in lower prices for such securities than might otherwise be the case. If other investors holding the same securities as a Fund sell them when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

CONVERTIBLE SECURITIES.

     Each Stock Fund (other than the S&P 500 Index Fund) and the Strategic Income Fund may invest in convertible securities, including both corporate bonds and preferred stocks. These securities are generally convertible into shares of common stock at a stated price or rate. The price of a convertible security varies inversely with interest rates and, because of the conversion feature, also normally varies with changes in price of the underlying common stock.

WARRANTS.

     Each Stock Fund and the Strategic Income Fund may invest up to 5% of its total assets in warrants, other than those that have been acquired in units or attached to other securities. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Those prices do not necessarily move in a manner parallel to the prices of the underlying securities. The price paid for a warrant will be foregone unless the warrant is exercised prior to its expiration. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES.

     Each Stock Fund, other than the S&P 500 Index Fund, and the Strategic Income Fund may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States. These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad. The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Global Growth Fund and the Emerging Growth Fund, will invest in excess of 15% of its assets in foreign securities. The Global Growth Fund normally invests a substantial portion of its assets in foreign securities. The Emerging Growth Fund may invest up to 25% of its assets in foreign securities.


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    Foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in the securities of foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by investing in securities in foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency, but only in connection with currency futures and forward contracts and to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

    Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

    Investing in foreign securities involves special additional risks and considerations not typically associated with investing in domestic securities of issuers traded in the U.S.:

o    reduction of income by foreign taxes;

o fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage);

o    transaction charges for currency exchange;

o    lack of public information about foreign issuers;

o lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers;

o    less volume on foreign exchanges than on U.S. exchanges;

o    greater volatility and less liquidity on foreign markets than in the U.S.;

o less regulation of foreign issuers, stock exchange and brokers than in the U.S.;

o    greater difficulties in commencing lawsuits against foreign issuers;

o    higher brokerage commission rates and custodial costs than in the U.S.;

o increased risks of delays in settlement of portfolio transactions or loss of certificates of portfolio securities;

o possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

o    differences between the U.S. economy and foreign economies.

     In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions may be reimposed.

     Foreign securities that a Fund may purchase include securities issued by issuers in undeveloped or emerging markets. Such investments involve added risks, including less developed legal and economic structures, less stable political systems, illiquid securities markets, and greater volatility of prices.

    The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Each Fund accordingly treats these foreign securities as subject to the 10% overall limitation on investment in illiquid securities.

DEBT SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES.

    The Strategic Income Fund and the S&P 500 Index Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain "supranational entities" (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Strategic Income Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.

    The percentage of the Strategic Income Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Strategic Income Fund will not invest more than 25% of its total assets in government securities of any one foreign country. Otherwise, neither Fund is restricted in the amount of its assets it may invest in foreign countries or in any single country and has no limitations on the maturity or capitalization of the issuer of the foreign debt securities in which it invests.

     The Strategic Income Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Strategic Income Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components:

o    any collateralized repayment of principal at final maturity;

o    the collateralized interest payments;

o    the uncollateralized interest payments; and

o any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds).


    In the event of a default with respect to collateralized Brady Bond as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.


    The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

    Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since assets of each Stock Fund and the Strategic Income Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract) or through the purchase and sale of futures contracts and exchange listed put and call options on currencies. It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not intend to speculate in foreign currency exchange rates or forward contracts.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Adviser, or a Fund's Sub-Adviser, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency (or a correlated currency held by the fund through "cross-hedging" as explained below) in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, the Trust believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

    A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    It is impossible to forecast with precision the market value of securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    Each Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Adviser or Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

    Each Fund's dealings in forward foreign currency contracts will be limited to the transactions described herein. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or Sub-Adviser. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

    The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a forward contract. In addition, forward contracts and the value of securities used to cover such contracts may be considered illiquid assets for purposes of the investment restriction applicable to illiquid investments.

LOANS OF PORTFOLIO SECURITIES.

    Each Fund may lend its portfolio securities to attempt to increase a Fund's income to distribute to shareholders or for liquidity purposes. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit U.S. Government securities or other high-quality debt obligations. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, director, employee or affiliate of the Trust, the Adviser or the Stock Funds' Sub-Adviser. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. A Fund will limit these transactions to a value of loaned securities of no more than 25% of its assets.

BORROWING.

    From time to time, the Global Growth Fund, Strategic Income Fund and the Strategic Growth Fund may each increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds. Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirements and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of a Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share will tend to increase and decrease more when its portfolio assets fluctuate in value than would otherwise be the case.

ILLIQUID AND RESTRICTED SECURITIES.

    The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A) may be negotiated by a Fund at the time such securities are purchased by the Fund. When such registration is required before such securities may be sold, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund would bear the risks of any downward price fluctuation during that period. A Stock Fund also may acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such sale would be desirable and might lower the amount realizable upon the sale of such securities.

ZERO COUPON SECURITIES.

    The Bond and Stock Funds, other than the S&P 500 Index Fund, may invest in zero coupon securities issued by the U.S. Treasury or by corporations. The Municipal Bond Funds may invest in zero coupon securities issued by municipalities. Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interests in such stripped debt obligations or coupons. Corporate and municipal zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such zero coupon securities, in addition to being subject to the risks identified below are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

    Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to a greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because a Fund accrues taxable income from these securities without receiving cash, such Fund may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. A Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by a Fund and not reinvested in Fund shares will hinder the Fund in seeking current income.

DEBT SECURITIES OF U.S. COMPANIES.

    The Funds' investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) together with preferred stocks.

    The risks attendant to investing in high-yielding, lower-rated bonds are described above. If a sinking fund or callable bond held by a Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, that Fund would realize a loss (or gain) in market value; the income from the reinvestment of the proceeds would be determined by current market conditions, and investment of that income may occur at times when rates are generally lower than those on the called bond.

PREFERRED STOCKS.

    Preferred stock, unlike common stock, offers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

PARTICIPATION INTERESTS.

    The Strategic Income Fund may invest in participation interests, subject to the limitation on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities as low as "C" by Moody's or "D" by Standard & Poor's. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Fund's Adviser has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness. These same standards apply to participation interests in loans to foreign companies.

ASSET-BACKED SECURITIES.

    These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans and underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

SHORT SALES AGAINST-THE-BOX.

    In such short sales, while the short position is open, a Stock Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. No more than 15% of a Fund's net assets will be held as collateral for such short sales at any one time.

MUNICIPAL OBLIGATIONS.

    Municipal securities will be purchased by the Municipal Funds. Such obligations are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental


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taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Taxes" below.

    Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the SEC and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

    The two principal classifications of municipal obligations are general obligation and limited obligation (or revenue) bonds. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations, both within and between the two principal classifications.

    Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

    The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.


     MUNICIPAL NOTES.


    Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. The portfolios of the National Municipal Bond Fund and the California Municipal Money Fund will consist primarily of these short-term obligations. Municipal notes of municipal issuers include:

              TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as income, sales, use and business taxes, and are payable from these specific future taxes.

              REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

              BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide the money for the repayment of these notes.

     MUNICIPAL COMMERCIAL PAPER.

    Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to


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or in lieu of Municipal notes to finance seasonal working capital needs or to provide interim construction financing and are paid from general revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS.


    The Funds may purchase floating rate and variable rate obligations, including participation interests therein. The S&P 500 Index Fund will not invest more than 10% of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate.

    Frequently banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Adviser, be equivalent to the quality standard prescribed for the Funds. The maturity of floating and variable rate obligations is equal to the period during which a particular rate is in effect, or, if longer, the period required to demand payment of the obligation.

    The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the purchaser an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). A Fund holding a participation interest has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.


INSURANCE.


    The Municipal Funds will invest in varying amounts, in municipal securities covered by insurance guaranteeing the scheduled payment of principal and interest thereon. A Fund will receive payments of insurance for any installment of interest and principal due for payment but which is unpaid by reason of nonpayment by the issuer. The insurance feature insures the scheduled payment of interest and principal but does not guarantee the market value of the insured municipal securities nor the value of the shares of the Municipal Funds.

    Each of the municipal security insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves may vary from company to company. Municipal security insurance companies are obligated to pay a security's interest and principal when due if the issuing entity defaults on the insured security. Although defaults on insured municipal securities have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal security insurer to pay claims to holders of insured securities, such as a Municipal Fund.


PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS.

    The following describes certain risks with respect to municipal obligations of California issuers in which the Municipal Funds may, and the California Funds predominately will, invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California, the latest of which is dated March 1, 2005, however, it has not been updated since that time. While the Adviser and Sub-Adviser have not independently verified such information, they have no reason to believe that such information is not correct in all material respects. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California (the "State"), and there is no responsibility on the part of the State of California to make payments on such local obligations.


    The economy of the State is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries are sensitive to trade disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption.

    A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and can be adversely affected by, a significant downturn in the performance of the stock markets. For example, the State estimates that stock market related personal income tax revenue declined from $17.6 billion in fiscal year 2000-01 to $5.2 billion in 2002-03.


    Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State has experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $78 billion in fiscal year 2000-01, fell substantially to $64 billion in 2001-02 and partially recovered to $67 billion in 2002-03, and $72 billion in 2003-04.


    In addition, it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect state and local government budgets.


CALIFORNIA'S CREDIT HISTORY

    California has always paid the principal of and interest on its general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due. In July 2003, Standard & Poor's downgraded


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the State's general obligation credit rating to "BBB." In December 2003, the
State's general obligation credit rating was downgraded to "BBB" by Fitch and "Baa1" by Moody's. In May 2004, Moody's upgraded the State's general obligation bond rating to "A3" with a positive outlook. In August 2004, Standard & Poor's raised its rating on the State's general obligation bonds to "A" from "BBB" and removed the State's general obligation bonds from its credit watch. In September 2004, Fitch raised its rating on the State's general obligation bonds to "A-" from "BBB." Any revisions or withdrawal of a credit rating could have an effect on the market price and liquidity of the Bonds. The State cannot predict the timing or impact of future actions by the rating agencies.

STATE BUDGET

    The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended the 2000-2001 fiscal year with a budget reserve of $5.39 billion.

    However, during fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources generated only $64 billion, a drop of over $14 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock options and capital gains activity. This revenue shortfall (as well as the temporary delay in the issuance of the DWR power revenue bonds to reimburse the State for energy purchases during the energy crisis) resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

2002 BUDGET ACT

    The 2002- 03 Governor's Budget Act released on January 10, 2002 (the "2002-03 Governor's Budget") projected a combined budget gap for fiscal years 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, continued to be affected by the slowing economy and stock market decline. By the time the 2002 Budget Act was signed by Governor Davis on September 5, 2002, the 2002 Budget Act projected a $23.6 billion gap between expenditures and resources. The spending gap was addressed through a combination of program reductions, inter-fund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes. Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain programs cost savings included in the 2002 Budget Act would not be realized.

    Despite mid-year budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers (including a $1.1 billion deferral of K-12 education funding into the 2003-04 fiscal year), the State's fiscal condition continued to deteriorate. The State ended fiscal year 2002-03 with a $7.5 billion negative fund balance.

2003 BUDGET ACT

    The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in fiscal year 2002-03. More than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal years 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative shortfall through June 30, 2004. By the time of the Governor's May Revision, the cumulative budget shortfall estimates for fiscal years 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion (in part due to the delay of the issuance of $2 billion tobacco securitization bonds).

    The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in fiscal year 2002-03 to $73.3 billion in fiscal year 2003-04.

    The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (estimated in the 2003 Budget
Act), through the issuance of long-term deficit recovery bonds (later approved as economic recovery bonds). The projection also assumed other external borrowings (including $929 million in pension bonds, which were not issued, and $2.3 billion in tobacco bonds, which were issued), as well as the continued use of Proposition 98 and other payment deferrals, inter-fund borrowings, fund shifts, accelerations and transfers to address the deficit.

    The State ended fiscal year 2003-04 with a reserve of $1.7 billion.

CURRENT STATE BUDGET AND GOVERNOR'S PROPOSED 2005-06 BUDGET

BACKGROUND

    The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004- 05, would continue to be incurred. The May Revision released on May 13, 2004, projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both fiscal years 2003-04 and 2004-05), a $1 billion reduction in the sale of economic recovery bonds and a $1.112 billion increase in expenditures (over both fiscal years 2003-04 and 2004-05).

2004 BUDGET ACT

    After months of negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflects the proposals contained in the May Revision, including the application for budgetary purposes of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04.

    Under the 2004 Budget Act, General Fund revenues were projected to increase
3.6 percent, from $74.6 billion in fiscal year 2003-04 (which included approximately $2.3 billion in additional tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assumed a continuing rebound in California's economy as reflected in several key indicators.

    Excluding the impact of the economic recovery bonds, General Fund expenditures were estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve was projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

    In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

    The 2004 Budget Act contained the following major components:
1. REBASING PROPOSITION 98 MINIMUM FUNDING GUARANTEE--The level of Proposition 98 appropriations was reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act.

2. HIGHER EDUCATION--A new fee policy for higher education was implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees were increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act included $750 million in various spending reductions for higher education from otherwise mandated levels.

3. HEALTH AND HUMAN SERVICES--While the Administration proposed major reforms of the Medi-Cal program, any such reforms were expected to take at least one year to implement. As a result, the 2004 Budget Act did not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign were included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for County Organized Health Systems and Pharmacy Reimbursement Realignment. In addition, increased work incentives under the CalWORKs program were proposed. The budget included $992 million in reductions in various social service programs from otherwise mandated levels. Based on updated projections of caseload and cost-per-case, these savings are now estimated to be $1 billion in fiscal year 2004-05.

4. PENSION REFORM--The 2004 Budget Act eliminated State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumed the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in fiscal year 2004-05. As described below, the State no longer assumes that the pension bonds will be issued in fiscal year 2004-05 due to litigation delays.

5. SUBSTANTIALLY REDUCED EXTERNAL BORROWINGS--The 2004 Budget Act assumed the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds, which were deposited in the Deficit Recovery Fund, were used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2.012 billion deposited into the Deficit Recovery Fund for application in fiscal year 2004-05).

6. TAX RELIEF--The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05.

7. INDIAN GAMING--The 2004 Budget Act included $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. As described below, the State now assumes the receipt of only $16 million in such revenues in fiscal year 2004-05. The 2004 Budget Act authorized the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. As described below, pending litigation relating to the Indian gaming compacts has delayed the issuance of these securities.

8. OTHER REVENUE ENHANCEMENTS AND EXPENDITURE REDUCTIONS--The 2004 Budget Act also included: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund (Proposition 42) transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances). Current budget projections for fiscal year 2004-05 assume no savings from punitive damages and only $142 million of savings from changes in the correctional system.

PROPOSED 2005-06 GOVERNOR'S BUDGET

    The 2005-06 Governor's Budget, released on January 10, 2005, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $9.1 billion in 2005-06, would continue to be incurred. The 2005-06 Governor's Budget proposes various corrective actions that result in a balanced budget as described below. The 2005-06 Governor's Budget also revises various revenue and expenditure estimates for 2004-05 as described below.

FISCAL YEAR 2004-05 REVISED ESTIMATES IN 2005-06 GOVERNOR'S BUDGET

    The 2005-06 Governor's Budget projects that the State will end fiscal year 2004-05 with a reserve of $784 million, up approximately $16 million from estimates made at the time of the 2004 Budget Act. Under the 2005-06 Governor's Budget, General Fund revenues and transfers for 2004-05 are projected at $78.2 billion, an increase of $968 million compared with 2004 Budget Act estimates. This includes the following significant adjustments since the 2004 Budget Act:

o $1.804 billion increase in major tax revenues due to the improved economic forecast;

o $284 million loss in revenues due to delays in renegotiations of tribal gaming compacts; and

o $577 million loss in revenues due to pending litigation contesting the issuance of pension obligation bonds (bond issuance is now assumed in fiscal year 2005-06).

Under the 2005-06 Governor's Budget, General Fund expenditures for fiscal year 2004-05 are projected at $82.3 billion, an increase of $1.6 billion compared with 2004 Budget Act estimates. This includes the following significant changes since the 2004 Budget Act:

o    $121 million in additional Proposition 98 expenditures;

o $450 million in additional expenditures due to the elimination of the assumption that punitive damages award revenues in this amount would be available for deposit into the General Fund;

o $150 million in additional expenditures due to the elimination of the assumption that California Performance Review reorganization savings would be realized in this amount;

o $352 million in additional expenditures due to pending litigation contesting the issuance of pension obligation bonds (This expenditure reduction assumption is now shifted to fiscal year 2005-06, assuming the issuance of pension obligation bonds);

o $157 million in additional expenditures due to enrollment and population growth;

o    $101 million in additional expenditures for nursing facilities;

o    $88 million in additional expenditures for increased trial courts costs;
     and

o $183 million in net additional expenditures for various other expenditure changes.

PROPOSED FISCAL YEAR 2005-06 BUDGET

    The 2005-06 Governor's Budget projects to end fiscal year 2005-06 with a $500 million reserve. General Fund revenues, transfers and new Economic Recovery Bonds for fiscal year 2005-06 are projected at $85.5 billion, an increase of $5.2 billion compared with revised estimates for fiscal year 2004-05. The 2005-06 Governor's Budget, among other assumptions, reflects an increase in major revenues of $5.345 billion, or 7.0 percent, due to improved economic forecast.

    General Fund expenditures for fiscal year 2005-06 are projected at $85.7 billion, an increase of $3.4 billion, or 4.2%, compared with revised estimates for fiscal year 2004-05. This reflects a total of $7.0 billion of General Fund expenditure solutions, spending reductions from the level of expenditures that would have been required to comply with the Constitution and State law, federal government mandates, court order, and to provide for cost of living adjustments and growth in enrollment, caseload, and population.

The 2005-06 Governor's Budget contains the following major components:

1. PROPOSITION 98--General Fund expenditures are proposed to increase by $2.409 billion, or 7.1 percent. This reflects increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in fiscal year 2005-06, adjusted for changes in local revenues. This also reflects a decision not to appropriate the $1.1 billion in 2004-05 and $1.17 billion in 2005-06 that would otherwise have been required were the Proposition 98 guarantee allowed to run next year as though the 2004-05 suspension had not occurred.

2. HIGHER EDUCATION--The 2005-06 Governor's Budget marks the first year of funding for the Higher Education Compact under this Administration. The Compact was signed in Spring 2004 with both UC and CSU to provide funding stability and preserve educational quality over the next six fiscal years in exchange for improved accountability in a variety of key student performance measures.

3. HEALTH AND HUMAN SERVICES--The 2005-06 Governor's Budget proposes to increase expenditures by $1.2 billion over revised 2004-05 levels for Health and Human Services

Programs. This increase consists of caseload and other workload increases totaling $2.3 billion, offset by $1.2 billion in savings from major policy changes to close the budget gap. Approximately $903 million of savings are projected to be achieved through Department of Social Services proposals, including several CalWORKS reductions ($449 million), a reduction in State participation in IHSS Wages/Health Benefits ($195 million), and the suspension of the January 2006 SSI/SSP State Cost-of-Living Adjustments and the withholding of the pass-through of the January 2006 federal Cost-of-Living Adjustments ($259 million). In addition, Medi-Cal savings of $260 million is projected to be achieved primarily by replacing General Fund support with new federal funds for certain prenatal care services.

4. PENSION INITIATIVES--The 2005-06 Governor's Budget includes reduced expenditures from proposed changes to the pension system. These include a projected $296 million of savings from two proposals: (i) all state employees, as their contracts expire, will be required to fund one-half of the future cost of retirement rather than approximately one-fourth of the amounts, and (ii) state employees will be allowed to opt out of CalPERS, and the State would augment their salaries by one-half the actuarial normal cost. The achievement of these savings is subject to collective bargaining negotiations. The reforms also include a projected $469 million of CalSTRS savings achieved by shifting the State's contribution to the Defined Benefit Program to the school districts or the covered employees. The 2005-06 Governor's Budget also assumes the issuance of pension obligation bonds as described below.

5. EXTERNAL BORROWINGS--The 2005-06 Governor's Budget assumes the issuance of $800 million pension obligation bonds, yielding a net benefit to the General Fund of $765 million, to cover a portion of the State's required contributions to CalPERS in fiscal year 2005-06. Of the $765 million, $600 million is reflected as a revenue transfer and $165 million as savings. The 2005-06 Governor's Budget assumes no pension obligation bonds proceeds for fiscal year 2004-05. The 2005-06 Governor's Budget also anticipates the issuance of $1.683 billion of additional economic recovery bonds for use in fiscal year 2005-06. This represents a reduction from the approximately $2 billion of economic recovery bond proceeds which were included in the 2004 Budget Act. (After issuance of the $1.683 billion of economic recovery bonds, approximately $2 billion of additional economic recovery bonds will remain authorized but unissued.). In addition, the 2005-06 Governor's Budget anticipates the issuance of $464 judgment bonds to finance a pending settlement of the PATERNO lawsuit. The State has never issued judgment bonds and there can be no assurance that litigation, if any, will not delay the issuance.

6. OTHER REVENUE ENHANCEMENTS AND EXPENDITURE REDUCTIONS--The 2005-06 Governor's Budget includes: (i) $1.3 billion in savings for the suspension of the Transportation Investment Fund (Proposition 42) transfer; (ii) $250 million in savings from the suspension of most mandates in 2005-06; (iii) $409 million from a variety of proposals to increase revenues without tax increases; and (iv) $150 million in additional savings from reducing state operations budgets for departments within the Administration.

CAPITAL FACILITIES FINANCING

   GENERAL OBLIGATION BONDS
The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the


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General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

    As of February 1, 2005, the State had outstanding $47,241,912,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $36,017,019,000 of long-term general obligation bonds. This latter figure consists of $19,476,927,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $16,540,092,000 of other authorized but unissued general obligation bonds. These outstanding and authorized amounts include the economic recovery bonds.

    General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $6,374,565,000 variable rate general obligation bonds (which includes the economic recovery bonds), representing 13.5 percent of the State's total outstanding general obligation bonds as of February 1, 2005.

    Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children's Hospital Projects Bond Act) were approved by the voters in the November 2004 election.

     The Legislature has approved approximately $600 million of new bond authorization, the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot. Additional bond proposals may also be added to the 2006 primary or general election ballots.

COMMERCIAL PAPER PROGRAM

    Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of February 1, 2005, the finance committees had authorized the issuance of up to $19,476,927,000 of commercial paper notes and, as of that date, $102,000,000 aggregate principal amount of general obligation commercial paper notes were outstanding.

LEASE-PURCHASE OBLIGATIONS

    In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that


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provides the source of payment of the debt service on the lease-purchase bonds.
In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. Certain of the lease-purchase financings are supported by special funds rather than the General Fund.

    The State had $7,188,257,629 General Fund-supported lease-purchase obligations outstanding as of February 1, 2005. The State Public Works Board, which is authorized to sell lease revenue bonds, had $3,648,293,000 authorized and unissued as of February 1, 2005. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

NON-RECOURSE DEBT

    Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $41,494,910,795 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2004.

PENSION OBLIGATION BONDS

    Pursuant to the California Pension Restructuring Bond Act of 2004, Government Code Section 16940, et seq. (the "Restructuring Bond Act"), the State proposes to issue $800 million of pension obligation bonds to make fiscal year 2005-06 contributions to the California Public Employees' Retirement System ("CalPERS"). The cost of issuance will be paid from a General Fund appropriation rather than from bond proceeds. The net benefit to the General Fund will be $765 million. The payment of the debt service on the pension obligation bonds would be payable from the General Fund. As with previous proposed pension bond issuances (as described below), the proposed pension obligation bonds will be the subject of a validation action brought by the Pension Obligation Bond Committee for and on behalf of the State. The Administration anticipates that bonds will be issued pursuant to the Restructuring Bond Act on or before April 1, 2006, and that the proceeds of such bonds will be available to fund the April and a portion of the June 2006 payments of the State's fiscal year 2005-06.

    Pursuant to the Restructuring Bond Act, the Committee authorized the issuance of bonds to pay a portion of the State's pension obligation for fiscal year 2004-05. The Committee initiated a validation action seeking court determination that the bonds will not be in violation of the Constitutional debt limit because the proceeds of the bonds will be used to pay the State's employer contribution obligation to CalPERS, which is an "obligation imposed by law." The validation action was challenged in the court by the Pacific Legal Foundation. This legal challenge would have made it impossible to reach resolution through the court in time to issue the bonds by April 1, 2005, to pay 2004-05 pension obligations. Therefore, it was determined that the State would not pursue the validation action for the 2004-05 fiscal year. However, there can be no assurance that the issuance of the 2005-06 pension bonds will not be similarly challenged, or that the validation action will be successful.


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    The Restructuring Bond Act limits the maximum amount of bonds that can be issued to no more than one-third of the 20 years savings expected to result from restructuring the State's pension programs, estimated at $800 million. Chapter 215, Statutes 2004, includes reforms to the State's pension obligations, which the Administration estimates will reduce pension costs in a cumulative amount of $2.4 billion over the next 20 years. These reforms place all new hires to the State in miscellaneous and industrial retirement categories (approximately 70% of all new hires) into an alternate retirement program whereby they contribute to a defined contribution pension for the first two years of state service. During this time, the State makes no contributions to CalPERS on their behalf.

ECONOMIC RECOVERY BONDS

    The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent of each annual deposit, or up to $5 billion in the aggregate of future deposits in the reserve fund created by the Balanced Budget Amendment ("Proposition 58"), is to be used to repay the economic recovery bonds. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

    The State has issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2 billion has been applied to offset fiscal year 2004-05 General Fund expenditures). The 2005-06 Governor's Budget proposes the issuance of $1.683 billion of economic recovery bonds for funding fiscal year 2005-06 budget requirements. The State may issue the remainder of authorized economic recovery bonds in the current or future fiscal years.

TOBACCO SETTLEMENT REVENUE BONDS

    In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.


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    Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to
63049.5 (the "Tobacco Securitization Law"), which authorized the issuance of revenue bonds secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003.

    A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation.

    Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

CASH FLOW BORROWINGS

    As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("Notes" or "RANs") in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State,
(iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately.


INVESTMENT COMPANIES


    The S&P 500 Index Fund and the Fund of Funds may invest in securities issued by other open-end management investment companies, including investment companies that are affiliated with the S&P 500 Index Fund and its Sub-advisor, BGFA and, respectively, the Trust and the Adviser, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the S&P 500 Index Fund or any Fund, total assets with respect to any one investment company and (iii) 10% of the S&P 500 Index Fund's total assets with respect to all such companies in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The S&P 500


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Index Fund may also purchase shares of exchange-listed closed-end funds to the extent permitted under the 1940 Act.


    Also please note that the risks inherent with each of the underlying mutual funds included in the Fund of Funds continue to be borne by a stockholder in their respective weighting within that portfolio.

LETTERS OF CREDIT


    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment Sub-Adviser, are of comparable quality to issuers of other permitted investments of the S&P 500 index Fund may be used for letter of credit-backed investments.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS (FOR ALL FUNDS EXCEPT THE S&P 500 INDEX FUND)

    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by the Adviser or a Sub-Adviser (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Adviser or a Sub-Adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.


    BANK OBLIGATIONS. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.


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    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent a Fund continues to hold such obligations, it may be subject to additional risk of default.

    U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

THE S&P 500 INDEX FUND AND S&P 500 INDEX MASTER PORTFOLIO

    Neither the S&P 500 Index Fund nor the S&P 500 Index Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the S&P 500 Index Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the S&P 500 Index Fund. S&P has no obligation to take the needs of the


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S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund's shares or the timing of the issuance or sale of the S&P 500 Index Fund's shares or in the determination or calculation of the equation by which the S&P 500 Index Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund's shares.

    S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 Index Fund or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

MASTER/FEEDER STRUCTURE

    The S&P 500 Index Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio. The S&P 500 Index Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the S&P 500 Index Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the S&P 500 Index Fund nor its shareholders will be adversely affected by investing S&P 500 Index Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

    The S&P 500 Index Fund may withdraw its investment in the Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such S&P 500 Index Fund and its shareholders. Upon any such withdrawal, the Trust's Board would consider alternative investments, including investing all of the S&P 500 Index Fund's assets in another investment company with the same investment objective as the S&P 500 Index Fund or hiring an investment adviser to manage the S&P 500 Index Fund's assets in accordance with the investment policies described herein with respect to the Master Portfolio.

    The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the S&P 500 Index Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Board of Trustees of the Trust will determine whether to hold a meeting of its shareholders to consider such matters. If such a meeting is held, the S&P 500 Index Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the S&P 500 Index Fund receives no voting instructions will be voted in the same proportion as the votes received from the other S&P 500 Index Fund shareholders. If no meeting is held, the S&P 500 Index Fund will cast its votes in the proportion to the votes cast of all other shareholders of the Master Portfolio.


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    Certain policies of the Master Portfolio which are non-fundamental may be changed by a vote of the majority of the Master Portfolio's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental polices are changed, the S&P 500 Index Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The S&P 500 Index Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the S&P 500 Index Fund's portfolio in accordance with its objective. In the latter case, the S&P 500 Index Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholder's investments in the S&P 500 Index Fund. The S&P 500 Index Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the S&P 500 Index Fund or the Master Portfolio, to the extent possible.

                         FUNDAMENTAL INVESTMENT RESTRICTIONS

    Each Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that no Fund may:

    (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if with respect to 75% of the Fund's assets, as a result, more than 5% of the value of such assets of the Fund would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. These restrictions shall not apply to the California Municipal Funds.

    (2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would equal or exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal obligations (with respect to the Municipal Funds); (ii) obligations of the United States Government, its agencies or instrumentalities;(iii) the obligations of domestic banks (with respect to the Money Funds); (iv) in the case of the Fund of Funds, investment companies; and (v) in case of S&P 500 Index Master Portfolio, any industry in which the S&P 500 Index may become concentrated but only to the same degree and during the same period as the index. For purposes of this policy, the Funds have adopted the industry classification set forth in the Appendix to this Statement of Additional Information which may be amended from time to time without shareholder approval.

    (3) Purchase securities subject to legal or contractual restrictions preventing their ready disposition; or enter into repurchase agreements or purchase time deposits maturing in more than seven days or acquire other illiquid assets if, immediately after and as a result, the value of illiquid assets held by a Fund would exceed, in the aggregate, 10% of the value of the Fund's net assets (except that the Balanced Fund, the Strategic Growth Fund, the Global Growth Fund, the Emerging Growth Fund, the Strategic Income Fund, the S&P 500 Index Fund, and the Fund of


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Funds have each adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval).

     (4) Invest in securities of a company which, together with any predecessor, has been in operation for less than three years if more than 5% of the Fund's total assets would then be invested in such securities; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid. The Global Growth Fund, S&P 500 Index Fund and the Fund of Funds have adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval. The Emerging Growth Fund has adopted a 10% limit on investment in such securities as a non-fundamental operating policy which may be changed without shareholder approval.

     (5) Invest in companies for the purpose of exercising control or management.

     (6) Purchase or sell real estate or real estate limited partnership interests; provided that a Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     (7) Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Bond and Stock Funds may purchase and sell interest rate futures contracts and related options, and the Stock Funds and the Strategic Income Fund may purchase and sell stock index futures contracts and related options and purchase or sell forward foreign currency contracts.

    (8) Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing. For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement, and (b) collateral arrangements with respect to
(i) the purchase and sale of options on securities and options on indexes and
(ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

    (9) Purchase securities on margin or effect short sales, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options and the Stock Funds may effect short sales against-the-box.

    (10) Engage in the business of underwriting securities issued by others, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting.

    (11) Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or a Sub-Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

    (12) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Fund may enter into repurchase agreements and may make loans of portfolio securities.

    (13) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers) of the Fund or of the Trust.

    (14) Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors or officers of the Trust or the Adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.


    (15) Borrow money, except from banks for temporary or emergency purposes, in excess of 33-1/3% of the value of a Fund's total assets. A Fund will not purchase securities if such borrowings are outstanding in excess of 5% of the value of a Fund's total assets. This restriction shall not apply to the Strategic Growth Fund, the Global Growth Fund and the Strategic Income Fund and shall not prevent a Bond Fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for a Fund's borrowings falls below 300%, a Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. To do so the Funds may have to do so at a disadvantageous time. The Funds may not borrow money for leverage purposes, which is borrowing money to purchase portfolio securities.


    (16) Knowingly purchase securities of other registered management investment companies, except that a Fund may acquire such securities: (i) if not more than 10% of the Fund's assets shall be invested in such securities; or (ii) in connection with a merger, acquisition or consolidation with such a company. This restriction shall not prevent the S&P 500 Index Fund from investing all of its assets in a diversified open-end management investment company with substantially the same investment objective, policies and restrictions as the fund or the Fund of Funds from investing all of its assets in other Funds of the Trust.

    (17) Issue senior securities, as defined in the 1940 Act, except that, this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

    (18) Conduct its investment program in a manner inconsistent with prudent investment management.

MASTER PORTFOLIO.

    The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed as to the Master Portfolio without approval by the holders of a majority (as defined in the 1940
Act) of the Master Portfolio's outstanding voting interests. The Master Portfolio may not:

     1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master

Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff); and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period.

     2. Purchase securities of any issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

     3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. The 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

     4. Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. The 1940 Act permits the Master Portfolio to make permitted borrowings and to enter into repurchase agreement transactions.

     5. Make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Master Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     6. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting.

     7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     8. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase for sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of the Master Investment Portfolio, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

     1. The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's net assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

     2. The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     3. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     4. The Master Portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

     5. The Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

ALL FUNDS.

     A Fund may exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. A Fund will include the original cost of the securities so acquired in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Prospectus. A diversified Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company. If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of a Fund's investment policies or restrictions.

    The Trust may make commitments more restrictive than the restrictions listed above with respect to a Fund so as to permit the sale of shares of the Fund in certain states.

    The Trust has adopted a non-fundamental policy that prohibits any Fund from acquiring any securities of other open-end investment companies or registered unit investment trusts in reliance on subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act except for the Fund of Funds.

                               PORTFOLIO TURNOVER

    For reporting purposes, a Fund calculates its portfolio turnover rate by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining portfolio turnover, a Fund excludes all securities whose maturities at the time of acquisition were one year or less. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's portfolio (other than short-term money market securities) were replaced once during the fiscal year. Based on this definition, the policy of each Money Fund in investing in securities with remaining maturities of less than one year is expected to result in a portfolio turnover rate of 0%. It is expected that the Strategic Income Fund will have a high portfolio turnover rate and that each of the stock funds may have a high rate in some years.


The following table represents each stock or bond Fund's portfolio turnover rate for the fiscal years ended December 31, 2004 and 2003.



----------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED               YEAR ENDED
FUND NAME                                                    DECEMBER 31, 2004         DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------
Balanced Fund                                                      95.61%                   27.91%
----------------------------------------------------------------------------------------------------------
Emerging Growth Fund                                              197.56%                   309.22%
----------------------------------------------------------------------------------------------------------
Fund of Funds                                                      37.44%                   20.58%
----------------------------------------------------------------------------------------------------------
Global Growth Fund                                                 19.96%                   37.67%
----------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                                         101.63%                   113.63%
----------------------------------------------------------------------------------------------------------
Strategic Growth Fund                                             115.49%                   33.03%
----------------------------------------------------------------------------------------------------------
Value Fund                                                         85.38%                   280.69%
----------------------------------------------------------------------------------------------------------
American Enterprise Bond Fund                                      23.34%                   28.03%1
----------------------------------------------------------------------------------------------------------
California Municipal Bond Fund                                     10.25%                    7.56%
----------------------------------------------------------------------------------------------------------
National Municipal Bond Fund                                       15.26%                   18.88%
----------------------------------------------------------------------------------------------------------
Strategic Income Fund                                              97.55%                   140.55%
----------------------------------------------------------------------------------------------------------
U.S. Government and Mortgage Securities Fund                       15.11%                   43.71%
----------------------------------------------------------------------------------------------------------



1 For the period May 1, 2003 through December 31, 2003.

Turnover in the Balanced Fund, Strategic Growth Fund and Value Fund changed significantly due to new sub-advisers taking over management of these Funds during 2004. Turnover in the Emerging Growth Fund was unusually high in 2003 due to the current sub-adviser taking over this Fund during that period. A change in sub-adviser often causes a restructuring of the portfolio of securities for a fund.

     Increased portfolio turnover will likely result in correspondingly greater brokerage commissions and dealer markups which must be paid by the Funds. To the extent that portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates (except shareholders who invest through IRAs and other tax-deferred retirement plans which are not taxed currently on accumulations in their accounts). To the extent that increased portfolio turnover results in sales of securities held less than three months, a Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected (see "Taxes," below).



                             MANAGEMENT OF THE TRUST

ORGANIZATION.

     The Trust is an open-end, management investment company, or mutual fund, currently offering sixteen separate series of shares. The Trust was organized as a Maryland corporation on November 17, 1987, began operations on January 10, 1990 and reorganized as a Delaware Statutory Trust on February 27, 2004.

     The Trust is governed by its Board of Trustees, which meets periodically throughout the year to oversee the Trust's activities and the actions of the service providers to the Funds and to perform the duties required by applicable state and federal law. Delaware law requires each Trustee to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interest of the Trust, and with the care that an ordinary prudent person in a like position would use under similar circumstances.

TRUSTEES AND OFFICERS


     The Trustees and principal officers of the Trust, their business addresses, age as of April 30, 2005, positions held, length of time served, principal occupations for the past five years, other trusteeships/directorships held and number of funds overseen by each Trustee are set forth in the following table.

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST

                                                                                    NUMBER OF             OTHER
                                                                                  PORTFOLIOS IN       TRUSTEESHIPS/
                                          TERM OF OFFICE       PRINCIPAL          FUND COMPLEX        DIRECTORSHIPS
  NAME, ADDRESS,        POSITION(S)       AND LENGTH OF   OCCUPATION(S) DURING     OVERSEEN BY           HELD BY
    AND AGE            HELD WITH FUND      TIME SERVED        PAST 5 YEARS          TRUSTEE(4)           TRUSTEE
---------------------------------------------------------------------------------------------------------------------

Marion O. Sandler,       Trustee,         Since 11/1987      Chairman of the         Seventeen       Atlas Insurance
74 (1)                   Chairman of                         Board and Chief                         Trust
1901 Harrison Street     the Board                           Executive Officer of

Oakland, CA 94612                                            World Savings Bank,
                                                             FSB ("World
                                          Term:              Savings"), Golden
                                          Continuous         West Financial
                                                             Corporation
                                                             ("GWFC"), Atlas
                                                             Securities, Inc.
                                                             ("Distributor") and
                                                             the Adviser
---------------------------------------------------------------------------------------------------------------------

Russell W. Kettell,      Trustee          Since 12/1989      President of GWFC       Seventeen         Atlas Insurance
61 (1)                                    Term:              and Senior Executive                      Trust
1901 Harrison Street                      Continuous         Vice President of
Oakland, CA 94612                                            World Savings

---------------------------------------------------------------------------------------------------------------------







TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST

                                                                                    NUMBER OF             OTHER
                                                                                  PORTFOLIOS IN       TRUSTEESHIPS/
                                          TERM OF OFFICE       PRINCIPAL          FUND COMPLEX        DIRECTORSHIPS
  NAME, ADDRESS,        POSITION(S)       AND LENGTH OF   OCCUPATION(S) DURING     OVERSEEN BY           HELD BY
    AND AGE            HELD WITH FUND      TIME SERVED        PAST 5 YEARS          TRUSTEE              TRUSTEE
---------------------------------------------------------------------------------------------------------------------

Barbara A. Bond,         Trustee          Since 12/1989      Certified Public        Seventeen         Atlas Insurance
58 (2)(3)(5)                              Term:              Accountant/Tax                            Trust

794 Davis Street                          Continuous         Partner of Hood &
San Leandro, CA                                              Strong LLP
94577-6900
---------------------------------------------------------------------------------------------------------------------

Jerome A. Gitt,          Trustee          Since              July 2000 to present    Seventeen         Atlas Insurance
62 (2)                                    11/04              - retired; January                        Trust

794 Davis Street                          Term:              1989 to July 2000 -
San Leandro, CA                           Continuous         First Vice
94577-6900                                                   President/Equity
                                                             Securities Research
                                                             Analyst covering
                                                             thrifts, banks and
                                                             financial related
                                                             companies for


---------------------------------------------------------------------------------------------------------------------
                                                             Merrill Lynch & Co.
---------------------------------------------------------------------------------------------------------------------

Daniel L. Rubinfeld,     Trustee          From 12/1989       Professor of Law and    Seventeen         Atlas Insurance
59 (2) (5)                                to 8/1997 and      Professor of                              Trust

794 Davis Street                          from 3/1999 to     Economics,
San Leandro, CA                           present            University of
94577-6900                                Term:              California,
                                          Continuous         Berkeley
---------------------------------------------------------------------------------------------------------------------

David J. Teece,          Trustee          Since 12/1989      Professor, Haas         Seventeen         Atlas Insurance
56 (2)                                    Term:              School of Business                        Trust,

794 Davis Street                          Continuous         and Director,                             LECG Corp.: a
San Leandro, CA                                              Institute of                              professional
94577-6900                                                   Management,                               services firm
                                                             Innovation and
                                                             Organization,
                                                             University of
                                                             California, Berkeley
---------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

---------------------------------------------------------------------------------------------------------------------
                                               TERM OF OFFICE
 NAME, ADDRESS,             POSITION(S) HELD    AND LENGTH OF
   AND AGE                     WITH FUND        TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------

W. Lawrence Key, 51        President and     Since 8/2004        August 2004 to present - President and Chief
794 Davis Street           Chief Operating                       Operating Officer of the Trust, Atlas Insurance
San Leandro, CA            Officer           Term of Offices:    Trust, the Distributor and the Adviser; January
94577-6900                                   Continuous          2004 to present - Group Senior Vice President of

                                                                 World Savings; December 2003 to present - Director of the
                                                                 Distributor and the Adviser; September 2001 to December 2003
                                                                 - Group Senior Vice President and Chief Operating Officer of
                                                                 the Trust, Atlas Insurance Trust, the Distributor and the
                                                                 Adviser; May 2000 to August 2001 - Group Senior Vice
                                                                 President and National Sales Manager of the Distributor;
                                                                 August 1993 to April 2000 - Senior Vice President and
                                                                 National Sales Manager of the Distributor
---------------------------------------------------------------------------------------------------------------------

Lezlie A. Iannone, 47      Senior Vice       Since 10/2004       October 2004 to present - Senior Vice President
794 Davis Street           President and                         and Secretary of the Trust, Atlas Insurance
San Leandro, CA            Secretary         Term of Offices:    Trust, the Distributor and the Adviser; May 2000
94577-6900                                   Continuous          to present - Senior Vice President of the

                                                                 Distributor; April 1997 to April 2000 - Vice
                                                                 President of the Distributor
---------------------------------------------------------------------------------------------------------------------

Gene A. Johnson, 53        Vice President    Since 1/2000        January 2000 to present - Vice President of the
794 Davis Street           and Treasurer     Since 7/1998        Trust, Atlas Insurance Trust and the Adviser;
San Leandro, CA                                                  July 1998 to present - Treasurer of the Trust
94577-6900                                   Term of Offices:    and Atlas Insurance Trust; July 1998 to December

                                             Continuous          1999 - Assistant Vice President of the Trust and
                                                                 Atlas Insurance Trust
---------------------------------------------------------------------------------------------------------------------

Jeanette Smith,            First Vice        Since 11/2004       November 2004 to present - First Vice President
44                         President and                         of the Trust and Atlas Insurance Trust; October
794 Davis Street           Chief Compliance  Since 8/2004        2004 to present - First Vice President and Chief
San Leandro, CA            Officer                               Compliance Officer of the Adviser; August 2004
94577-6900                                   Term of Offices:    to present - Chief Compliance Officer of the
                                             Continuous          Trust and Atlas Insurance Trust; June 2003 to
                                                                 January 2005 - First Vice President of the
                                                                 Distributor; February 1997 to May 2003 - Vice
                                                                 President of the Distributor

---------------------------------------------------------------------------------------------------------------------

(1) Trustee who is an "interested person" of the Trust due to his or her affiliation with the Adviser.
(2)  Member of the Contracts Committee and Audit Committee.
(3) In her capacity as a Partner of Hood & Strong, Ms. Bond prepares tax returns for Mr. Ketell and Mrs. Sandler and her husband, and a private foundation which the Sandlers have established. Fees for such work are paid to Hood & Strong and are not material.
(4)  Includes the portfolios of Atlas Funds (16) and Atlas Insurance Trust (1).
(5)  Member of the Nominating Committee

COMMITTEES OF THE BOARD


     The Trust has an Audit Committee comprised of Ms. Bond, who serves as Chair, and Messrs. Gitt, Rubinfeld and Teece, all independent members of the Board. The function of the Audit Committee is the oversight of the Trust's accounting and financial reporting policies and practices, its internal controls and the internal controls of the Trust's principal service providers. The Audit Committee acts as a liaison between the Trust's independent registered public accounting firm and the full Board of Trustees. There were four Committee meetings during 2004.


     The Trust has a Contracts Committee comprised of Mr. Rubinfeld, who serves as Chair, Ms. Bond, Mr. Gitt and Mr. Teece, all independent members of the Board. The Contract Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Trust and its investment adviser or its affiliates, such as the investment advisory contracts, principal underwriting agreement, and plans of distribution under Rule 12b-1, that the Trust may enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Trustees on these matters. The Contracts Committee met once during 2004.

    The Trust has a Nominating Committee comprised of Ms. Bond and Mr. Rubinfeld, both independent members of the Board. The Nominating Committee's functions are to evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent trustee skills and characteristics, identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval, review independent trustee compensation at least every two years, and expense reimbursement policies as appropriate, review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest, and make recommendations to the full Board concerning the appointment of independent trustees to the Board's committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations. The Nominating Committee met twice during 2004.

OWNERSHIP OF TRUST SHARES

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST

----------------------------------------------------------------------------------------------------------------------

NAME OF TRUSTEES            DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF         AGGREGATE DOLLAR RANGE OF
                                                    12/31/04                             EQUITY SECURITIES IN ALL
                                                                                           REGISTERED INVESTMENT

                                                                                      COMPANIES OVERSEEN BY TRUSTEES
                                                                                          IN THE ATLAS FAMILY OF
                                                                                        INVESTMENT COMPANIES AS OF

                                                                                                 12/31/04

----------------------------------------------------------------------------------------------------------------------



Marion O. Sandler           Emerging Growth-over $100,000                                    Over $100,000
                            Global Growth-over $100,000
                            Growth Opportunities-over $100,000
                            S&P 500 Index-$50,001-$100,000
                            Strategic Growth-over $100,000
                            Strategic Income-$50,001-$100,000
                            CA Municipal Money Market-$50,001-$100,000
                            Money Market-over $100,000

                            U.S. Treasury Money Market-$1-$10,000

----------------------------------------------------------------------------------------------------------------------

Russell W. Kettell          Money Market-$1-$10,000                                          $1-$10,000

----------------------------------------------------------------------------------------------------------------------




TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST



----------------------------------------------------------------------------------------------------------------------

     NAME OF TRUSTEES        DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF           AGGREGATE DOLLAR RANGE OF
                                                  12/31/04                               EQUITY SECURITIES IN ALL
                                                                                           REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY TRUSTEES
                                                                                          IN THE ATLAS FAMILY OF
                                                                                        INVESTMENT COMPANIES AS OF
                                                                                                 12/31/04

----------------------------------------------------------------------------------------------------------------------

Barbara A. Bond             Growth Opportunities-$1-$10,000                                  $10,001-$50,000
                            U.S. Government and Mortgage Securities-$1-$10,000

----------------------------------------------------------------------------------------------------------------------

Jerome A. Gitt              None                                                                  None

----------------------------------------------------------------------------------------------------------------------

Daniel L. Rubinfeld         Growth Opportunities-over $100,000                                Over $100,000
                            U.S. Government and Mortgage Securities-$10,001-$50,000
                            CA Municipal Money Market-over $100,000

----------------------------------------------------------------------------------------------------------------------

David J. Teece              None                                                                 None

----------------------------------------------------------------------------------------------------------------------


The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended December 31, 2004 to the Trustees who are not affiliated with the Adviser and the aggregate compensation paid to such Trustees for service on the Trust's Board and that of all other funds in the Fund Complex (includes portfolios of Atlas Funds (16) and Atlas Insurance Trust (1)):


                                                       PENSION OR
                                                       RETIREMENT                               TOTAL
                                                        BENEFITS           ESTIMATED         COMPENSATION
                                     AGGREGATE         ACCRUED AS       ANNUAL BENEFITS      FROM TRUST AND
                                    COMPENSATION      PART OF TRUST           UPON            FUND COMPLEX
NAME                                 FROM TRUST          EXPENSES          RETIREMENT       PAID TO TRUSTEES
--------------------------------------------------------------------------------------------------------------

TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST
--------------------------------------------------------------------------------------------------------------

Barbara A. Bond                       $47,059              None                N/A            $47,450 (17)*

--------------------------------------------------------------------------------------------------------------

Jerome A. Gitt                        $7,834               None                N/A            $7,900 (17)*

--------------------------------------------------------------------------------------------------------------

Daniel L. Rubinfeld                   $42,894              None                N/A            $43,250 (17)*

--------------------------------------------------------------------------------------------------------------

David J. Teece                        $39,919              None                N/A            $40,250 (17)*

--------------------------------------------------------------------------------------------------------------


TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST
--------------------------------------------------------------------------------------------------------------
Marion O. Sandler               None                 None               N/A                 None
--------------------------------------------------------------------------------------------------------------
Russell W. Kettell              None                 None               N/A                 None
--------------------------------------------------------------------------------------------------------------

*    Indicates total number of funds in Fund Complex


CODE OF ETHICS.


The Trust, the Adviser and the Distributor have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Barclays Global Fund Advisors, Boston Safe Advisors, Inc., Hotchkis and Wiley Capital Management LLC, Madison Investment Advisers, Inc., New York Life Investment Management LLC, OppenheimerFunds, Inc., Renaissance Investment Management and Turner Investment Partners, Inc., also have each adopted codes of ethics under rule 17j-1 of the 1940 Act which have been approved by the Board of Trustees of the Trust. These codes of ethics permit personnel who are subject to the codes to invest in securities, including securities that may be purchased or held by the Funds subject to certain pre-clearance, reporting and other requirements.


PROXY VOTING PROCEDURES.

    The Trust has delegated proxy voting responsibilities for securities held by the funds to the Adviser and Sub-Advisers, as applicable, subject to the Board's general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Funds' and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser and Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the "Proxy Voting Procedures"). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund and the interests of the Adviser, Sub-Advisers and their affiliates. The Proxy Voting Procedures are provided in Appendix B of this SAI.

    Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-933-2852 and (2) on the SEC's website at WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    The following shareholders are deemed "Control Persons" due to the level of ownership in the Funds indicated as of March 31, 2005:

    Atlas Balanced Growth Portfolio is a separate account of Transamerica Life Insurance Co. Variable Annuity Account A. By owning 99.25% of this Fund, Transamerica is very likely able to control the outcome of any shareholder vote.

    Wells Fargo Bank, NA holds significant shares in the Atlas Strategic Growth Fund for the benefit of the World Savings 401k Plan. Through its beneficial ownership of 26.72% of this Fund, Wells Fargo Bank, NA may be able to control the outcome of any shareholder vote.

    The following are deemed "Principal Holders" due to the level of ownership in the Fund indicated as of March 31, 2005:


-------------------------------------------------------------------------------------------------------------
FUND NAME                                      PERCENTAGE OWNERSHIP               BENEFICIAL/RECORD
-------------------------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES FUND
-------------------------------------------------------------------------------------------------------------

Wells Fargo Bank NA FBO                               12.12%                          Beneficial
World 401k
P.O. Box 1533
Minneapolis, MN 55480

-------------------------------------------------------------------------------------------------------------


CALIFORNIA MUNICIPAL MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------
Terry Fleming                                         10.93%                          Record
6130 Valley View Street
Buena Park, CA 90620-1030

-------------------------------------------------------------------------------------------------------------

W & D Sunrise Ltd.                                    10.57%                          Record
5318 Via Adela
Yorba Linda, CA 92886-4528

-------------------------------------------------------------------------------------------------------------


BALANCED FUND

-------------------------------------------------------------------------------------------------------------

Wells Fargo Bank NA FBO                               15.48%                          Beneficial
World 401K
P.O. Box 1533
Minneapolis, MN 55480

-------------------------------------------------------------------------------------------------------------

Atlas Fund of Funds                                   12.27%                          Record
794 Davis Street
San Leandro, CA 94577-0279

-------------------------------------------------------------------------------------------------------------


STRATEGIC GROWTH FUND                                 26.72%                          Beneficial
Wells Fargo Bank NA FBO
World 401K
P.O. Box 1533
Minneapolis, MN 55480

-------------------------------------------------------------------------------------------------------------

Atlas Fund of Funds                                   7.59%                           Record
794 Davis Street
San Leandro, CA 94577-0279

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

FUND NAME                                      PERCENTAGE OWNERSHIP               BENEFICIAL/RECORD

-------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND
-------------------------------------------------------------------------------------------------------------

Wells Fargo Bank NA                                   18.54%                          Beneficial
World 401K
P.O. Box 1533
Minneapolis, MN 55480

-------------------------------------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                             5.88%                           Beneficial
101 Montgomery Street
San Francisco, CA 94104-4122

-------------------------------------------------------------------------------------------------------------

EMERGING GROWTH FUND
-------------------------------------------------------------------------------------------------------------

Atlas Fund of Funds                                   18.59%                          Record
794 Davis Street
San Leandro, CA 94577-0279

-------------------------------------------------------------------------------------------------------------


MONEY MARKET FUND
Atlas Advisers, Inc.                                  12.22%                          Record
794 Davis Street
San Leandro, CA 94577-6922

-------------------------------------------------------------------------------------------------------------

Atlas Securities, Inc.                                11.75%                          Record
794 Davis Street
San Leandro, CA 94577-0279

-------------------------------------------------------------------------------------------------------------

Herbert M. & Marion O. Sandler Trust                  6.36%                           Record
1901 Harrison Street
Oakland, CA 94612-3574

-------------------------------------------------------------------------------------------------------------


VALUE FUND                                            24.54%                          Record
Atlas Fund of Funds
794 Davis Street
San Leandro, CA 94577-0279

-------------------------------------------------------------------------------------------------------------

Atlas Balanced Growth Portfolio                       6.52%                          Record
794 Davis Street
San Leandro, CA 94577-0279

-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE BOND FUND
------------------------------------------------ -------------------------- ---------------------------------

Atlas Fund of Funds                                   14.50%                          Record
794 Davis Street
San Leandro, CA 94577-0279

------------------------------------------------ -------------------------- ---------------------------------



     As of March 31, 2005, Golden West Financial Corporation, 1901 Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of the Adviser and Distributor, owned beneficially and of record an aggregate of 3.21% of the shares outstanding of Emerging Growth Fund, 0.13% of Money Market Fund, 2.85% of Value Fund, 0.15% of Fund of Funds and 0.007% of S&P 500 Index Fund. In addition, as of such date, the Adviser owned beneficially and of record an aggregate of 2.73% of the shares outstanding of Value Fund, 1.49% of American Enterprise Bond Fund, 12.22% of Money Market Fund and 0.38% of Fund of Funds and the Distributor owned beneficially and of record an aggregate of 3.56% of the shares outstanding of Value Fund and 11.75% of Money Market Fund.

     As of December 31, 2004, officers and trustees as a group owned approximately 3.07% of the shares of Money Market Fund, but owned less than 1.0% of the shares of each of the other Funds. As of such date, the officers and Trustees as a group owned 0.11% of the Trust's shares in total.


                     INVESTMENT ADVISORY AND OTHER SERVICES


     The Adviser, a wholly owned subsidiary of Golden West Financial Corporation, serves as the investment adviser to the Trust. Golden West Financial Corporation is a New York Stock Exchange listed savings and loan holding company headquartered in Oakland, California. The Trust has entered into an Investment Advisory Agreement with the Adviser dated January 12, 1990 (the "Advisory Agreement"), which was last approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, at a meeting held on November 19, 2004.


     The Advisory Agreement with respect to each Fund is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or (ii) the vote of a majority of trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

     The directors and officers of the Adviser are: Marion O. Sandler (Director), , Russell W. Kettell (Director), W. Lawrence Key (Director, President and Chief Operating Officer), Matthew L. Sadler (Senior Vice President), Lezlie A. Iannone (Senior Vice President and Secretary), Mary Jane Fross (Vice President and Controller), Gene A. Johnson (Vice President and Assistant Treasurer) and Jeanette Smith (First Vice President and Chief Compliance Officer).

     Under the Advisory Agreement, the Adviser has agreed to reduce its fees to a Fund if the Fund's annual ordinary operating expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The Adviser calculates and administers this expense limitation separately with respect to each Fund. Expenses which are not subject to this limitation are interest, taxes, 12b-1 fees and extraordinary expenses. Expenditures, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs incurred in connection with the purchase or sale of portfolio securities, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. The Adviser has agreed to waive all or a portion of management fees and absorb a portion of the ordinary operating expense of certain Funds through April 29, 2006, in order to cap operating expenses at levels set forth in the current Prospectus.

     The Advisory Agreement provides that the Funds will not hold the Adviser or any of its officers or employees liable for, and will indemnify them against, any costs and liabilities they may incur as a result of any claim against them in the good faith exercise of their powers under the Agreement, excepting matters as to which they have been guilty of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under the Agreement, or matters in violation of applicable law.


    For the fiscal years ended December 31, 2002, 2003 and 2004 the Adviser received management fees in the amount $9,149,415, $10,441,210 and $12,452,444 respectively. Such amounts were net of management fee waivers in the amount of $201,383, $420,461 and $759,785 respectively. Each Fund pays the Adviser a management fee at an annual rate equal to a percentage of each Fund's average net assets as follows:


                                                                 ASSETS OVER $100
                                              ASSETS UP TO       MILLION AND UP TO      ASSETS OVER
FUNDS                                         $100 MILLION        $500 MILLION          $500 MILLION
-----------------------------------------------------------------------------------------------------
Money Funds                                        .50%                  .50%                  .475%
Bond Funds (other than the Strategic               .55%                  .55%                  .50%
Income Fund)

Strategic Income Fund                              .75%                  .70%                  .65%
Growth Opportunities, Balanced and                 .70%                  .60%                  .50%
Strategic Growth Funds
Emerging Growth, Global Growth and Value           .80%                  .75%                  .70%
Funds
S&P 500 Index Fund and Fund of Funds               .25%                  .25%                  .23%



     Lawrence Key, Gene Johnson, Lezlie Iannone, Matthew Sadler, Bradley Mobley and Mary Jane Fross (the "Investment Committee") is primarily responsible for the day-to-day management of the Atlas Fund of Funds. Messrs. Key, Johnson, Sadler and Mobley and Mmes. Iannone and Fross are responsible for advising the following types of accounts:


--------------------------------------------------------------------------------------------------------------------

                             Registered Investment         Other Pooled Investment            Other Accounts
                                   Companies                      Companies

--------------------------------------------------------------------------------------------------------------------

                          Number of     Total Assets      Number of     Total Assets    Number of    Total Assets
                          Accounts      of Accounts       Accounts      of Accounts     Accounts      of Accounts
                                          Managed                         Managed                       Managed

--------------------------------------------------------------------------------------------------------------------

     Lawrence Key             2         $85,661,490           0              $0             0             $0

--------------------------------------------------------------------------------------------------------------------

     Gene Johnson             2         $85,661,490           0              $0             0             $0

--------------------------------------------------------------------------------------------------------------------

    Lezlie Iannone            2         $85,661,490           0              $0             0             $0

--------------------------------------------------------------------------------------------------------------------

    Matthew Sadler            2         $85,661,490           0              $0             0             $0

--------------------------------------------------------------------------------------------------------------------

    Bradley Mobley            2         $85,661,490           0              $0             0             $0

--------------------------------------------------------------------------------------------------------------------

    Mary Jane Fross           2         $85,661,490           0              $0             0             $0

--------------------------------------------------------------------------------------------------------------------

     None of the accounts managed by Messrs. Key, Johnson, Sadler and Mobley and Mmes. Iannone and Fross base their advisory fee on the performance of the account.

     Messrs. Key, Johnson, Sadler and Mobley and Mmes. Iannone and Fross are not directly compensated for managing the Atlas Fund of Funds. Instead, each receives compensation solely based upon their employment with Atlas Advisers. [confirm]

     The Investment Committee manages the Atlas Fund of Funds independent of the other account it manages. The Investment Committee convenes [monthly] to determine allocation among the eligible Atlas Funds. Because both accounts managed by the Investment Committee only invest in other Atlas Funds and because all Atlas Funds are open-end mutual funds offering an unlimited number of shares, there is no potential for a material conflict concerning allocation of investment opportunities.

     As of December 31, 2004, Messrs. Key, Johnson, Sadler and Mobley and Mmes. Iannone and Fross did not beneficially own any shares of the Atlas Fund of Funds. [True?]

     Effective October 19, 2004, New York Life Investment Management LLC is the new Sub-Adviser to the Atlas Balanced Fund. Effective October 20, 2004, Renaissance Investment Management is the new Sub-Adviser to the Atlas Strategic Growth Fund. Effective December 1, 2004, Boston Safe Advisors, Inc. is the Sub-Adviser to the Atlas U.S. Treasury Money Fund and the Atlas Money Market Fund. Effective March 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas U.S. Government and Mortgage Securities Fund. As compensation for the services rendered under each new sub-advisory agreement, the Adviser pays each new Sub-Adviser a fee at an annual rate equal to the following percentages:


-------------------------------------------------------------------------------------------------------
FUND                                                         ANNUAL SUB-ADVISORY FEE
-------------------------------------------------------------------------------------------------------
Atlas Balanced Fund                                          .35% on the first $100 million in assets
                                                             .25% over $100 million in assets
-------------------------------------------------------------------------------------------------------
Atlas Strategic Growth Fund                                  .35% on the first $75 million in assets
                                                             .25% over $75 million in assets
-------------------------------------------------------------------------------------------------------
Atlas U.S. Treasury Money Fund                               .10% on daily net assets
-------------------------------------------------------------------------------------------------------
Atlas Money Market Fund                                      .10% on daily net assets
-------------------------------------------------------------------------------------------------------

Atlas U.S. Government and Mortgage Securities Fund           .30% on the first $50 million in assets
                                                             .20% on the next $50 million in assets
                                                             .12% over $100 million in assets

-------------------------------------------------------------------------------------------------------


SUB-ADVISERS.

BOSTON SAFE ADVISORS, INC.


     Boston Safe Advisors, Inc. ("Boston Safe") serves as Sub-Adviser to the Trust with respect to the California Municipal Money Fund, the National Municipal Bond Fund and the California Municipal Bond Fund (the "Atlas Municipal Funds"), pursuant to a Sub-Advisory Agreement dated February 27, 2004, and the U.S. Treasury Money Fund and Money Market Fund, pursuant to a Sub-Advisory Agreement dated December 1, 2004. The Adviser pays Boston Safe for its portfolio management services out of the management fees the Adviser receives from those Funds. For the fiscal years ended December 31, 2002, 2003 and 2004, Boston Safe received sub-advisory fees in the amount of $634,905, $718,762 and $778,046 respectively. Boston Safe is a wholly-owned subsidiary of Dreyfus Service Corporation and an indirect, wholly-owned subsidiary of Mellon Financial Corporation.


     Mr. John Flahive is responsible for the day-to-day management of the Atlas Municipal Funds as well as the U.S. Treasury Money Fund and the Money Market Fund. Mr. Flahive is responsible for advising the following types of accounts:

-------------------------------------------------------------------------------------------------------------------------

                   Registered Investment Companies    Other Pooled Investment Companies         Other Accounts

-------------------------------------------------------------------------------------------------------------------------
                                  Total Assets of                    Total Assets of                    Total Assets of
                    Number of     Accounts Managed    Number of     Accounts Managed      Number of    Accounts Managed
                     Accounts                          Accounts                           Accounts
-------------------------------------------------------------------------------------------------------------------------
John Flahive            5          $1,816,000,000         0                $0               1000         4,807,000,000
-------------------------------------------------------------------------------------------------------------------------

     None of the accounts managed by Mr. Flahive base their advisory fee on the performance of the account and there is no difference in the methodology of compensation with other accounts managed.

     Mr. Flahive's compensation for managing the Municipal Funds, U.S. Treasury Money Fund and Money Market Funds is based on a structure comprising of salary, bonus, deferred compensation, pension and retirement plans and arrangements. He is compensated by Mellon Financial Corporation or its affiliates, and not by the Funds.

     Mr. Flahive's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan. The incentive compensation plan is comprised of two components: performance of certain Mellon Funds and a composite of Private Wealth Management bond portfolios (weighted 75%), and on contribution to management of Mellon investments (25%). The incentive plan compensation is paid entirely in cash and can be in a range of 0% to 200% of the market-based salary. In addition, Mr. Flahive is entitled to Mellon's Long Term Compensation plan, Mellon Deferred Compensation Plan and enhanced Executive Benefit Plan that includes Life Insurance Options offered to Senior Management.

     Portfolio performance is measured by the 1-year (weighted 33%) and 3- year (weighted 67%) pre-tax annualized total return of all Mr. Flahive's accounts relative to annual total return, the trailing calendar year performance managed benchmark and unmanaged benchmark and the trailing three year unmanaged benchmark and managed benchmark, respectively.

     Compensation based on Mr. Flahive's contribution to management of Mellon investment is based on the discretion of Senior Management. Some categories that may be used to determine include: contribution to new business, client retention, people development; overall effectiveness of supervision and management/managing for results, attracting and retaining talent, strategic focus, fund growth/gain in market share, portfolio turnover and cash management. Additional factors may be considered at their discretion.

     Mellon Long Term Incentive Plan. Certain portfolio managers and assistant portfolio managers are also eligible to participate in Mellon's Long Term Incentive Plan. Under that plan, additional compensation in the form of currency may be awarded based on individual performance and contributions to the Investment Department and the Mellon organization.

     Mellon Deferred Compensation Plan. Portfolio managers and assistant portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's deferred compensation plan.

    As of December 31, 2004, John Flahive did not beneficially own any shares of the funds advised by Boston Safe.


HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC


     Hotchkis and Wiley Capital Management LLC ("HWCM") serves as Sub-Adviser to the Trust with respect to the Value Fund pursuant to a Sub-Advisory Agreement dated May 17, 2004. The Adviser pays HWCM for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2004 HWCM received sub-advisory fees in the amount of $72,009.

     Patricia McKenna, Sheldon Lieberman, Joe Huber, George Davis and Stan Majcher are the five portfolio managers with the most significant responsibility for the management of the fund. Each member is also responsible for advising the following types of accounts:


----------------------------------------------------------------------------------------------------------------------------

                           Registered Investment Companies       Other Pooled Investment              Other Accounts
                                                                        Companies

----------------------------------------------------------------------------------------------------------------------------
                          Number of      Total Assets of       Number of    Total Assets of    Number of    Total Assets of
                          Accounts       Accounts Managed       Accounts        Accounts       Accounts    Accounts Managed
                                                                                Managed
----------------------------------------------------------------------------------------------------------------------------


   Patricia McKenna          15          $10,150,652,288           3          $314,916,061        95        $8,979,072,634

----------------------------------------------------------------------------------------------------------------------------

   Sheldon Lieberman         15          $10,150,652,288           3          $314,916,061        95        $8,979,072,634

----------------------------------------------------------------------------------------------------------------------------

       Joe Huber             15          $10,150,652,288           3          $314,916,061        95        $8,979,072,634

----------------------------------------------------------------------------------------------------------------------------

     George Davis            15          $10,150,652,288           3          $314,916,061        95        $8,979,072,634

----------------------------------------------------------------------------------------------------------------------------

     Stan Majcher            15          $10,150,652,288           3          $314,916,061        95        $8,979,072,634

----------------------------------------------------------------------------------------------------------------------------


     In addition, advisory fees for one Registered Investment Company and several other accounts are based on the performance of the account as shown below:


----------------------------------------------------------------------------------------------------------------------------

                           Registered Investment Companies       Other Pooled Investment              Other Accounts
                                                                        Companies

----------------------------------------------------------------------------------------------------------------------------

                          Number of      Total Assets of       Number of    Total Assets of    Number of    Total Assets of
                          Accounts       Accounts Managed       Accounts        Accounts       Accounts    Accounts Managed
                                                                                Managed

----------------------------------------------------------------------------------------------------------------------------

   Patricia McKenna           1           $1,675,168,025           0               $0              6        $1,024,657,851

----------------------------------------------------------------------------------------------------------------------------

   Sheldon Lieberman          1           $1,675,168,025           0               $0              6        $1,024,657,851

----------------------------------------------------------------------------------------------------------------------------

       Joe Huber              1           $1,675,168,025           0               $0              6        $1,024,657,851

----------------------------------------------------------------------------------------------------------------------------

     George Davis             1           $1,675,168,025           0               $0              6        $1,024,657,851

----------------------------------------------------------------------------------------------------------------------------

     Stan Majcher             1           $1,675,168,025           0               $0              6        $1,024,657,851

----------------------------------------------------------------------------------------------------------------------------

     The Value Fund is managed by HWCM's investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

     Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and allocations, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

     Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

     The Investment Team is supported by the full research team of the sub-adviser. Compensation is used to reward, attract and retain high quality investment professionals. An investment professional, such as a Portfolio Manager, has a base salary and is eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of the sub-adviser and are evaluated and compensated based on these functions as well as their investment management activities.

     HWCM believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Fund or separate accounts, of specific industries within the Fund or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of the sub-adviser attributable to such factors may affect the size of HWCM's overall bonus pool.

     Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of HWCM using annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM's Executive Committee and HWCM's Compensation Committee. The amount of the bonus usually is shaped by the total amount of

HWCM's bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

     Each of the Portfolio Managers owns equity in HWCM. HWCM believes that the ownership structure of the firm is a significant factor in ensuring a motivated and stable employee base.

     As of December 31, 2004, no one on the Investment Team beneficially owned any shares of the Value Fund.

MADISON INVESTMENT ADVISORS, INC.


     Madison Investment Advisors, Inc. ("Madison") serves as Sub-Adviser to the Trust with respect to the American Enterprise Bond Fund pursuant to a Sub-Advisory Agreement dated February 27, 2004. The Adviser pays Madison for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2002, 2003 and 2004 Madison received sub-advisory fees in the amount of $98,663, $310,551 and $291,954, respectively. Prior to October 19, 2004 and October 20, 2004, Madison was the Sub-Adviser to the Balanced Fund and the Strategic Growth Fund, respectively. These amounts include fees for Sub-Advising these Funds.

     Christopher Berberet is responsible for the day-to-day management of the fund. Mr. Berberet is responsible for advising the following types of accounts:


------------------------------------------------------------------------------------------------------------------------

                   Registered Investment Companies  Other Pooled Investment Companies           Other Accounts*

------------------------------------------------------------------------------------------------------------------------
                                    Total Assets                     Total Assets of                    Total Assets of
                     Number of       of Accounts      Number of     Accounts Managed      Number of    Accounts Managed
                      Accounts         Managed        Accounts                            Accounts
------------------------------------------------------------------------------------------------------------------------
   Christopher           10         $172,000,000          0                $0                533        $4,794,000,000
    Berberet
------------------------------------------------------------------------------------------------------------------------


* Other Accounts includes 511 separately managed client accounts and 22 wrap account subadvisory relationships. Each wrap account subadvisory relationship includes numerous sub-accounts.


     None of the accounts listed above have advisory fees based on performance of the account.

     Madison believes investment professionals should receive compensation for the performance of their client's accounts, their individual effort and the overall profitability of the firm. As such, Madison's investment professionals receive a base salary, as well as a merit bonus based on effort expended. In additional an incentive bonus is paid based on the attainment of certain goals and objectives in the portfolio management process. Many employees also participate in the overall profitability of the firm through their individual ownership in the firm. Madison also offers and Employee Stock Ownership Plan in which all employees are eligible to participate in after one year of employment. All the members of Madison's portfolio management teams have significant investments in either the firm or in the Mosaic Fund accounts they manage with the same general style and philosophy as their individual client accounts. Madison believes their portfolio managers' goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focus on short-term performance contests.

     In addition to fixed compensation, Mr. Berberet also participates in an incentive compensation pool shared by the members of the firm's fixed-income management team that is based on the performance of the firm's Government/Corporate Intermediate Term Fixed-Income composites measured against the Lehman Intermediate Government/Corporate index benchmark. All firm fixed income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics.

     There is no difference in the methodology of compensation with other accounts managed. Compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

     As of December 31, 2004, Christopher Berberet did not beneficially own any shares of the American Enterprise Bond Fund.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

     New York Life Investment Management LLC ("NYLIM") serves as Sub-Adviser to the Trust with respect to the Balanced Fund pursuant to a Sub-Advisory Agreement dated October 19, 2004. The Adviser pays NYLIM for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal year ended December 31, 2004, NYLIM received sub-advisory fees in the amount of $26,558. NYLIM is a wholly-owned subsidiary of New York Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company.


     Joan Sabella is responsible for the day-to-day management of the fund. Ms. Sabella is responsible for advising the following types of accounts:


------------------------------------------------------------------------------------------------------------------------

                   Registered Investment Companies  Other Pooled Investment Companies            Other Accounts

------------------------------------------------------------------------------------------------------------------------
                                    Total Assets                     Total Assets of                    Total Assets of
                     Number of       of Accounts      Number of     Accounts Managed      Number of    Accounts Managed
                      Accounts         Managed        Accounts                            Accounts
------------------------------------------------------------------------------------------------------------------------
  Joan Sabella           3          $614,653,842          0                $0                12          $139,728,181
------------------------------------------------------------------------------------------------------------------------

     None of the accounts listed above have advisory fees based on performance of the account.

     There are no material conflicts of interest between the Balanced Fund and any of the other accounts Ms. Sabella manages.

     Ms. Sabella is compensated through a structure comprised of base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the products under the individual's management. In addition, she participates in a long-term incentive program. There is no difference in the methodology of compensation with other accounts she manages.

     As of December 31, 2004, Joan Sabella did not beneficially own any shares of the Balanced Fund.

OPPENHEIMERFUNDS, INC.


    OppenheimerFunds, Inc. ("Oppenheimer") serves as Sub-Adviser to the Trust with respect to the Global Growth, Growth Opportunities, and the Strategic Income Fund pursuant to a Sub-Advisory Agreement dated February 27, 2004 and as Sub-Adviser to the U.S. Government and Mortgage Securities Fun pursuant to a Sub-Advisory Agreement dated March 1, 2005. The Adviser pays for its portfolio management services out of the management fees the Adviser receives from those Funds. For the fiscal years ended December 31, 2002, 2003 and 2004, Oppenheimer received sub-advisory fees in the amount of $1,732,718, $1,638,477 and $2,255,532 respectively.

     William L. Wilby and Rajeev Bhaman are responsible for the day-to-day management of the Global Growth Fund. Christopher Leavy and David Poiesz are responsible for the day-to-day management of the Growth Opportunities Fund. Arthur P. Steinmetz is responsible for the day-to-day management of the Strategic Income Fund. Angelo Manioudakis, Benjamin J. Gord and Geoffrey Caan are responsible for the day-to-day management of the U.S. Government and Mortgage Securities Fund. Messrs. Wilby, Bhaman, Leavy, Poiesz, Steinmetz, Manioudakis, Gord and Caan are responsible for advising the following types of accounts:



-----------------------------------------------------------------------------------------------------------------------------

                      Registered Investment Companies     Other Pooled Investment Companies            Other Accounts

-----------------------------------------------------------------------------------------------------------------------------

                      Number of      Total Assets of        Number of      Total Assets of      Number of     Total Assets of
                      Accounts       Accounts Managed        Accounts     Accounts Managed      Accounts     Accounts Managed

-----------------------------------------------------------------------------------------------------------------------------

 William L. Wilby        15           $19,335,900,000           2            $71,100,000            0               $0

-----------------------------------------------------------------------------------------------------------------------------

  Rajeev Bhaman          15           $19,335,900,000           2            $71,100,000            0               $0

-----------------------------------------------------------------------------------------------------------------------------

Christopher Leavy        14           $7,195,100,000            1            $18,800,000            0               $0

-----------------------------------------------------------------------------------------------------------------------------

   David Poiesz           4           $4,610,700,000            0                $0                 0               $0

-----------------------------------------------------------------------------------------------------------------------------

 Arthur Steinmetz         9             $10,131,200             3            $48,800,000            4           $1,140,000

-----------------------------------------------------------------------------------------------------------------------------

Angelo Manioudakis       17           $8,911,800,000            5           $152,900,000            1           $38,000,000

-----------------------------------------------------------------------------------------------------------------------------

 Benjamin J. Gord         8           $4,857,200,000            3           $116,000,000            1           $38,000,000

-----------------------------------------------------------------------------------------------------------------------------

  Geoffrey Caan           8           $4,857,200,000            3           $116,000,000            1           $38,000,000

-----------------------------------------------------------------------------------------------------------------------------


     In addition, advisory fees for one Registered Investment Company overseen by Mr. Wilby and Mr. Bhaman is based on the performance of the account as shown below:


-----------------------------------------------------------------------------------------------------------------------------

                      Registered Investment Companies     Other Pooled Investment Companies            Other Accounts

-----------------------------------------------------------------------------------------------------------------------------

                      Number of      Total Assets of        Number of      Total Assets of      Number of     Total Assets of
                      Accounts       Accounts Managed        Accounts     Accounts Managed      Accounts     Accounts Managed

-----------------------------------------------------------------------------------------------------------------------------




 William L. Wilby         1            $189,200,000             0                $0                 0               $0

-----------------------------------------------------------------------------------------------------------------------------

  Rajeev Bhaman           1            $189,200,000             0                $0                 0               $0

-----------------------------------------------------------------------------------------------------------------------------



     As indicated above, Mr. Wilby, Mr. Bhaman, Mr. Leavy, Mr. Poiesz, Mr. Steinmetz, Mr. Manioudakis, Mr. Gord and Mr. Caan also manage other funds and/or accounts. Potentially, at times, those responsibilities could conflict with the interests of the Atlas fund each manages. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Atlas fund's investment objectives and strategies. For example one of the portfolio managers may need to allocate investment opportunities between the Atlas fund he manages and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Atlas fund he manages. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of an Atlas fund, Oppenheimer could have an incentive to favor the other fund or account. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer's fiduciary obligation to treat all of its clients, including the Atlas funds, fairly and equitably, and are designed to preclude the Oppenheimer portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, an Oppenheimer portfolio manager may manage other funds or accounts with investment objectives and strategies similar to those of the Atlas fund he manages, or he may manage funds or accounts with different investment objectives and strategies.

     The Oppenheimer portfolio managers are employed and compensated by Oppenheimer, not the funds. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, the Oppenheimer portfolio managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer's deferred compensation plan. To help Oppenheimer attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against, an appropriate Lipper benchmark selected by management. The applicable benchmark for the

Global Growth Fund is Lipper Global Multi-cap Growth Funds, the benchmark for the Growth Opportunities Fund is Lipper Large Cap Core Funds, the benchmark for the Strategic Income Fund is Lipper Multi-Sector Income Funds and the benchmark for the U.S. Government and Mortgage Securities Fund is Lipper U.S. Mortgage classification. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the fund's portfolio assets, although the fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds and accounts managed by the Portfolio Managers. The compensation structures of certain accounts managed by Messrs. Wilby, Bhaman, Leavy, Poiesz, Manioudakis, Gord, Caan and Steinmetz is the same as the compensation structure of the Atlas funds, described above. The compensation structure of other portfolios managed by two of the Portfolio Managers is different from the compensation structure of the Atlas Funds, described above.

     As of December 31, 2004, Messrs. Wilby, Bhaman, Leavy, Poiesz, Steinmetz, Manioudakis, Gord and Caan did not beneficially own any shares of the American Enterprise Bond Fund.


RENAISSANCE INVESTMENT MANAGEMENT

     Renaissance Investment Management ("Renaissance") serves as Sub-Adviser to the Trust with respect to the Strategic Growth Fund pursuant to a Sub-Advisory Agreement dated October 20, 2004. The Adviser pays Renaissance for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal year ended December 31, 2004, Renaissance received sub-advisory fees in the amount of $54,409. Renaissance is controlled by Affiliated Managers Group, Inc., a publicly traded company.

     Michael Schroer is responsible for the day-to-day management of the fund. Mr. Schroer is responsible for advising the following types of accounts:

-----------------------------------------------------------------------------------------------------------------------------

                   Registered Investment Companies    Other Pooled Investment Companies          Other Accounts

-----------------------------------------------------------------------------------------------------------------------------
                      Number of      Total Assets of        Number of      Total Assets of      Number of     Total Assets of
                      Accounts       Accounts Managed        Accounts     Accounts Managed      Accounts     Accounts Managed
-----------------------------------------------------------------------------------------------------------------------------
 Michael Schroer         40            $400,000,000              0               $0                 0                $0
-----------------------------------------------------------------------------------------------------------------------------

     None of the accounts listed above have advisory fees based on performance of the account.

     There are no material conflicts of interest between the Strategic Growth Fund and any of the other accounts Michael Schroer manages.

     Mr. Schroer is compensated through a structure comprised of salary and bonus and further based on overall firm profitability. There is no difference in the methodology of compensation with other accounts he manages.

     As of December 31, 2004, Michael Schroer did not beneficially own any shares of the Strategic Growth Fund.

TURNER INVESTMENT PARTNERS, INC.


    Turner Investment Partners, Inc. ("Turner") serves as Sub-Adviser to the Trust with respect to the Emerging Growth Fund pursuant to a Sub-Advisory Agreement dated February 27, 2004. The Adviser pays Turner for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal year ended December 31, 2003 and 2004 Turner received sub-advisory fees in the amount of $74,395 and $193,178 respectively.


    Thomas DiBella and Kenneth Gainey are responsible for the day-to-day management of the Fund. The portfolio managers are responsible for advising the following types of accounts:

-----------------------------------------------------------------------------------------------------------------------------

                     Registered Investment Companies      Other Pooled Investment Companies          Other Accounts

-----------------------------------------------------------------------------------------------------------------------------
                      Number of      Total Assets of        Number of      Total Assets of      Number of     Total Assets of
                      Accounts       Accounts Managed        Accounts     Accounts Managed      Accounts     Accounts Managed
-----------------------------------------------------------------------------------------------------------------------------

   Tom DiBella           4             $61,572,447              1            $405,256              16         $1,260,877,676

-----------------------------------------------------------------------------------------------------------------------------

 Kenneth Gainey          4             $61,572,447              1            $405,256              16         $1,260,877,676

-----------------------------------------------------------------------------------------------------------------------------


    In addition, advisory fees for one Registered Investment Company is based on the performance of the account as shown below:



-----------------------------------------------------------------------------------------------------------------------------

                   Registered Investment Companies       Other Pooled Investment Companies            Other Accounts

-----------------------------------------------------------------------------------------------------------------------------

                      Number of      Total Assets of        Number of      Total Assets of      Number of     Total Assets of
                      Accounts       Accounts Managed        Accounts     Accounts Managed      Accounts     Accounts Managed

-----------------------------------------------------------------------------------------------------------------------------

   Tom DiBella           1             $22,800,000              0                $0                 0              $0

-----------------------------------------------------------------------------------------------------------------------------

 Kenneth Gainey          1             $22,800,000              0                $0                 0              $0

-----------------------------------------------------------------------------------------------------------------------------


     As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollar and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

     Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for the Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

     The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

    As of December 31, 2004, neither Thomas DiBella nor Kenneth Gainey beneficially owned any shares of the Emerging Growth Fund.


APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS.


     Each Sub-Advisory Agreement is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the appropriate Fund, or (ii) the vote of a majority of trustees who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement also provides that the Trust or the Adviser has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other parties, that the Sub-Adviser has the right with respect to any Fund to terminate without penalty upon 120 days written notice, and that the Sub-Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     Each Sub-Advisory Agreement contains indemnification provisions similar to those of the Advisory Agreement.

     Effective October 13, 2004, the Trust and the Adviser have obtained an exemptive order from the SEC that permits the Trust and the Adviser to retain sub-advisers and modify sub-advisory arrangements without shareholder approval.

     Under the exemptive order, the Adviser acts as a "manager-of-managers" for certain Atlas funds, and supervises the provision of portfolio management services to those funds by the sub-advisers. The Adviser has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the sub-advisers and recommend their hiring, termination and replacement.

    In determining whether to renew the Advisory and Sub-Advisory Agreements with respect to the Funds, the Contracts Committee of the Board of Trustees evaluated information provided by the Adviser and Sub-Advisers in accordance with Section 15(c) of the 1940 Act, and provided its recommendations to the full Board of Trustees. At its meeting on November 19, 2004, the Committee and Board considered a number of factors in renewing the Agreements, including (1) the nature, extent and quality of the services to be provided by the Adviser and each sub-adviser; (2) the investment performance of each Fund, including a comparison and ranking against each Fund's respective Lipper category; (3) the costs of the services to be provided and profits to be realized by the Adviser or a sub-adviser from the relationship with each Fund; (4) the extent to which economies of scale would be realized as the Funds grow; (5) whether the fee levels reflect those economies of scale for the benefit of shareholders; and (6) comparisons of the services.

     After consideration of these and other factors, the Committee and the Board, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, unanimously concluded that the terms of the advisory and Sub-Advisory Agreements were reasonable, fair and in the best interests of the Funds and their shareholders, and that the fees provided therein were fair and reasonable in light of usual and customary charges for services of the same nature and quality.

12B-1 DISTRIBUTION PLAN.


     The Trust has adopted a Distribution Plan (the "Distribution Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). Under the Distribution Plan, each Fund is authorized to spend up to 0.25% of its average daily net assets on activities primarily intended to result in the sale of its shares. The Distribution Plan also provides that the Adviser may pay Service Agents for servicing and distribution services out of its management fee income from the Trust, its past profits or any other source available to it. During the fiscal year ended December 31, 2004, the Distributor received reimbursements pursuant to the Distribution Plan for distribution expenses in the amount of $5,081,646 and waived fees in the amount of $187,461.

     The Distribution Plan made payments to the Distributor to reimburse it for expenses incurred in selling the Trust's shares to the public. These expenses included marketing, compensation and client service matters. In the fiscal year ended December 31, 2004, the Distributor incurred $17,340,239 in sales related expenses and $7,947,011 in service related expenses, for a total of $25,287,250, a sum far in excess of the monies receive under the Distribution Plan noted above. Unreimbursed expenses are not carried forward and are borne by the Distributor.


     The Distribution Plan is subject to annual renewal by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Distribution Plan (the "Qualified Trustees"). In approving the Distribution Plan, the Trustees determined that it was in the best interests of the shareholders of each respective Fund and further determined that there was a reasonable likelihood that the Distribution Plan would benefit shareholders. Agreements related to the Distribution Plan must also be approved by such vote of the Trustees and the Qualified Trustees as described above.

     The Distribution Plan requires that, at least quarterly, the Trustees must review a written report prepared by the Treasurer of the Trust enumerating the amounts expended and purposes therefor under each Distribution Plan. The Distribution Plan also requires that, so long as they are in effect, the Qualified Trustees shall have the authority to select and nominate other Qualified Trustees on behalf of the full Board of Trustees.

PAYMENTS TO CERTAIN INTERMEDIARIES

     Apart from the Distribution Plan, either the Adviser or the Distributor, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers or other intermediaries in consideration of promotional or administrative services.

     Payments may be made to firms such as 401(k) and other retirement plan administrators, wrap program sponsors and administrators, mutual fund marketplaces and networks, financial advisory and planning firms, broker-dealers, and other financial intermediaries. Payments may relate to selling and/or servicing activities, such as: access to an intermediary's customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesaling activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program. The Adviser and the Distributor may pay extra compensation out of their own resources to financial services firms selling or servicing Fund shares.

     Payments were made during the Funds' most recent fiscal year to Edgewood Services, Inc., Charles Schwab & Co., Inc., Fidelity Investments (National Financial Services, LLC), Wells Fargo Bank, N.A., and TD Waterhouse (National Investor Services Corporation).

     Firms that receive these various types of payments may have a conflict of interest in selling the Funds rather than other mutual funds, particularly if these payments exceed the amounts paid by other mutual funds.

INVESTMENT ADVISER TO THE MASTER PORTFOLIO.


     BGFA provides investment advisory services to the Master Portfolio pursuant to an investment advisory contract separate from the agreement between the Trust and the Adviser. Under the agreement, BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for the services provided.


     The Master Portfolio is a separate series of the Master Investment Portfolio ("MIP"). MIP, organized as a Delaware statutory trust on October 20, 1993, consists of thirteen series.


     The BGFA advisory contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The BGFA advisory contract is terminable without penalty, on 60 days written notice by MIP's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's shares, or, on not less than 60 days written notice, by BGFA. The BGFA advisory contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

     The Master Portfolio paid advisory fees to BFGA, without waivers, for time periods and in amounts as follows: for the fiscal years ended December 31, 2002, 2003 and 2004: $1,291,462, $1,436,333 and $1,401,018 respectively.

     Ed Corallo and Patrick O'Connor are responsible for the day-to-day management of the Master Portfolio. The portfolio managers are responsible for advising the following types of accounts:

-----------------------------------------------------------------------------------------------------------------------------

                     Registered Investment Companies      Other Pooled Investment Companies            Other Accounts

-----------------------------------------------------------------------------------------------------------------------------

                      Number of      Total Assets of        Number of      Total Assets of      Number of     Total Assets of
                      Accounts       Accounts Managed        Accounts     Accounts Managed      Accounts     Accounts Managed

-----------------------------------------------------------------------------------------------------------------------------

  Ed Corallo            60           $76,363,130,652            2          $1,235,585,422           8         $2,338,549,334

-----------------------------------------------------------------------------------------------------------------------------

 Patrick O'Connor       60           $76,363,130,652            2          $1,235,585,422          10         $2,338,848,763

-----------------------------------------------------------------------------------------------------------------------------


     Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to Barclays Global Investors, N.A. ("BGI") and BGFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time each Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

     Like the Master Portfolios, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

     As of December 31, 2004, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. The Portfolio Manager's salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

     Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

     A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

     As of December 31, 2004, neither Ed Corallo nor Patrick O'Connor beneficially owned any shares of the S&P 500 Index Master Portfolio.


OTHER SERVICE PROVIDERS

TRANSFER AGENT AND CUSTODIAN.


     PFPC, Inc. acts as Transfer Agent for the Trust's shares. Investors Bank & Trust Company acts as Custodian for securities and other assets of the Trust, and maintains certain related books and records on behalf of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

     The Trust's Board of Trustees has appointed Deloitte & Touche LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2005. Deloitte & Touche will conduct the annual audit of the Trust, and will prepare each Fund's federal and state income tax returns and consult with the Trust as to matters of accounting and federal and state income taxation.


LEGAL OPINIONS.

     The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP located at 55 Second Street, 24th Floor, San Francisco, California 94105. Paul, Hastings, Janofsky & Walker LLP also acts as legal counsel for the Trust's Adviser and Distributor.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best price and execution, the order is placed by the Adviser or Sub-Adviser with that broker-dealer. This may or may not be a broker-dealer who has provided research, statistical, or other related services to the Adviser or Sub-Adviser or has sold shares of the Funds. Subject to the requirement of seeking the best available prices and execution, the Adviser or Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers who have provided research, statistical, and other related services to the Adviser or Sub-Adviser for the benefit of the Trust. The Adviser is of the opinion that while such research and related services are useful in varying degrees, they are of indeterminable value and do not reduce the expenses of the Adviser. Broker-dealers used by the Stock Funds' Sub-Advisers to execute portfolio transactions for the Funds provide research services to the Sub-Advisers. Transactions in the other Funds were on the principal basis.

     Because the S&P 500 Index Fund invests all of its assets in a corresponding Master Portfolio, set forth below is a description of the Master Portfolio's policies governing portfolio securities transactions.

     Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, SEI Distributors Inc. or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.

     Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. A Master Portfolio may purchase securities from underwriting syndicates of which SEI is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Master Portfolio's Board of Trustees.


     The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, BGFA is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

     In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. BGFA may cause the Master Portfolio to pay a broker/dealer that furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA.

BROKERAGE COMMISSIONS PAID.

                                                         FISCAL YEAR ENDED DECEMBER 31,
                                                      ------------------------------------
                                                          2002         2003         2004
                                                      ------------------------------------

Balanced Fund .....................................   $   69,193   $   15,074   $   29,978
Emerging Growth Fund ..............................      177,061      307,488      359,359
Strategic Income Fund .............................         --          3,868        4,002
Global Growth Fund ................................      160,186      178,488      159,377
Growth Opportunities Fund .........................    1,072,355    1,048,749      915,681
Strategic Growth Fund .............................      231,173       69,299       81,725
Value Fund* .......................................       58,266       73,920       24,754


*    Commencement of operations May 1, 2002


     For the stated time periods, the Master Portfolio paid brokerage commissions as follows: for the fiscal years ended December 31, 2002, 2003 and 2004, $1,291,462, $98,111 and $103,291 respectively.


     The Bond Funds will effect transactions in financial and interest rate futures contracts on the Chicago Mercantile Exchange and other boards of trade through futures commissions merchants and at negotiated commissions. The Stock Funds will effect transactions in stock index futures on boards of trade through futures commissions merchants and at negotiated commissions and transactions in forward foreign currency contracts on exchanges or in the spot market.

     There are occasions on which the Adviser or Sub-Adviser, on behalf of the Trust, may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Adviser or Sub-Adviser, or for trusts or other accounts served by affiliated companies of the Adviser or Sub-Adviser. Although such concurrent trading potentially could be either advantageous or disadvantageous to the Trust, they will be effected only when the Adviser or Sub-Adviser believes that to do so is in the best interests of the Trust. When such concurrent trading occurs, the Adviser or Sub-Adviser will seek to average prices or otherwise allocate the executions in an equitable manner among the Trust and the other parties involved.


     Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliated persons of the Master Portfolio including Stephens, Inc. or Barclays Global Investors Services. The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. It is the policy of the adviser to the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved.

     Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. Such rebates are considered in assessing the best overall terms available for any transaction. The Master Portfolio may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the adviser to the Master Portfolio determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the adviser. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

As of December 31, 2004, the Funds and the Master Portfolio owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows


                                                                                            SHARES             VALUE
                                                                                         ---------------------------
BALANCED FUND

Morgan Stanley & Co., Inc. .....................................................           250,000   $       280,687
Goldman Sachs & Co., Inc. ......................................................         2,250,281         2,285,093
Bear Stearns & Co., Inc. .......................................................           300,000           302,570
Citigroup ......................................................................           300,000           345,075
Credit Suisse First Boston .....................................................           300,000           327,143
Lehman Brothers, Inc............................................................           300,000           352,123
Merrill Lynch, Pierce, Fenner & Smith ..........................................           300,000           321,983
Bank of America Securities LLC .................................................           307,000           670,437


GROWTH OPPORTUNITIES FUND

Citigroup ......................................................................           213,300   $    10,276,794
Morgan Stanley & Co., Inc. .....................................................            44,600         2,476,192
Bank of America Securities LLC .................................................           219,636        10,320,695
Lehman Brothers, Inc. ..........................................................            93,500         8,179,380


GLOBAL GROWTH FUND

JP Morgan & Co. Securities, Inc. ...............................................            94,611   $     3,690,775
Goldman Sachs & Co., Inc. ......................................................         3,909,656         3,909,656
Citigroup ......................................................................            16,066           774,060
ABN Amro Securities ............................................................            86,500         2,283,363


STRATEGIC INCOME FUND

Deutsche Bank ..................................................................     5,706,050,000   $     4,004,912
Credit Suisse First Boston .....................................................   772,731,268,000         3,854,722
Lehman Brothers, Inc. ..........................................................   611,171,493,576         1,662,526
Citigroup ......................................................................         1,499,785         1,631,409
Morgan Stanley & Co., Inc. .....................................................           157,137           129,631
JP Morgan & Co. Securities, Inc. ...............................................           420,631           420,563
Bank of America Securities LLC .................................................         1,130,778         1,148,861
Bear Stearns & Co., Inc. .......................................................               510            52,178
UBS ............................................................................         2,502,800         1,234,680


EMERGING GROWTH  FUND

Goldman Sachs & Co., Inc. ......................................................         2,140,064   $     2,140,064
Knight Securities, Inc. ........................................................            66,270           725,656


MONEY MARKET FUND

UBS ............................................................................         2,600,000   $     2,596,146


VALUE FUND

JP Morgan & Co. Securities, Inc. ...............................................            21,300   $       830,913
Bank of America Securities LLC .................................................             8,700           408,813



                                                                                            SHARES             VALUE
                                                                                         ---------------------------
AMERICAN ENTERPRISE BOND FUND

Citigroup ......................................................................           450,000   $       464,695
Morgan Stanley & Co., Inc. .....................................................           500,000           535,704
Goldman Sachs & Co., Inc. ......................................................           500,000           568,743
Merrill Lynch, Pierce, Fenner & Smith ..........................................           525,000           530,220

U.S. GOVERNMENT AND MORTGAGE FUND
Lehman Brothers, Inc. ..........................................................        27,085,000   $    27,085,000


MASTER PORTFOLIO

Lehman Brothers, Inc. ..........................................................            56,811   $     4,969,826
Merrill Lynch, Pierce, Fenner & Smith ..........................................         4,737,405        16,286,474
Morgan Stanley & Co., Inc. .....................................................           230,944        12,822,011
Bear Stearns & Co., Inc. .......................................................            21,923         2,242,942
Credit Suisse First Boston .....................................................         1,362,268         1,362,268
Goldman Sachs & Co., Inc. ......................................................         9,183,934        19,709,573
UBS ............................................................................         3,087,806         3,087,659
Bank of America Securities LLC .................................................         1,781,775        40,985,859
Citigroup ......................................................................         1,095,303        52,771,699
JP Morgan & Co. Securities, Inc. ...............................................           751,807        29,327,991



DISCLOSURE OF PORTFOLIO HOLDINGS


     The Funds have adopted, and the Board of Trustees has approved, policies and procedures designed to monitor the dissemination of the Funds portfolio holdings.


     No disclosure of portfolio holdings information may be made to any person or entity except as follows:

     The Funds disclose their portfolio holdings quarterly, in their Annual and Semi-Annual Reports, as well as in filings with the SEC no later than 60 days after the end of the applicable quarter.


     To the extent permitted under applicable law, the Funds' chief compliance officer has authorized the release of information regarding the Funds' holdings on a daily basis to providers of custody, pricing, proxy voting, accounting, auditing and research and trading services to the Funds, currently including:

(i) Investors Bank & Trust Company, in connection with the provision of services as the Funds' Custodian, Administrator and Securities Lending Agent;

(ii) Third-party providers of proxy voting services, such as Institutional Shareholder Service (ISS) and Automatic Data Processing (ADP);

(iii) Deloitte & Touche LLP, the Funds' independent registered public accounting firm, in connection with the provision of services related to the audit of the Funds' financial statements and certain non-audit services; and

(iv)  Third-party providers of pricing services, such as FT Interactive Data.

     In addition to this list of recipients, the Funds' chief compliance officer, upon receiving a specific request for a list of portfolio holdings, may decide to provide this information after concluding that disclosure of portfolio holdings is in the best interests of fund shareholders. Such disclosure is only permitted if the Funds' chief compliance officer concludes that it is being done in a manner that, among other things, does not put the interests of the Funds' investment adviser, distributor, or any affiliated person of the Funds, the investment adviser or the distributor, above those of fund shareholders.

     If disclosure is permitted, such information is strictly limited to the intended purpose that the Funds' chief compliance officer believes is reasonably necessary in connection with the services to be provided and made subject to the terms of a written confidentiality agreement. The terms of the written confidentiality agreement include using the information only for its intended purpose and prohibiting trades based on this information.

     The Funds' portfolio holdings information may not be disseminated for compensation.


                       CAPITAL STOCK AND OTHER SECURITIES

     The Trust's Board of Trustees has authorized two classes of shares of beneficial interest (Class A and Class B) for each Fund, which constitute the Trust's shares of capital stock. There are currently no Class B shares outstanding and such shares are not being offered for sale.

     The Trust does not normally hold annual shareholders meetings. Meetings of shareholders will be held as determined by the Board of Trustees or as required by the 1940 Act or other applicable law. Shareholder meetings may be called for such matters as electing Trustees, approving investment advisory agreements or making a change to a Fund's fundamental policies. Each shareholder is entitled to one vote per share on matters affecting that Fund and on general matters. Shareholders of a particular Class have the exclusive right to vote by Class on matters determined by the Board to affect only that Class. On all other matters submitted to a vote of the shareholders, the holders of separate Classes of shares of a Fund vote together as a single Class. A meeting must be held within 60 days in the event that, at any time, less than a majority of the Trustees holding office were elected by shareholders. Holders of 10% of the shares of a Fund may require a shareholder meeting for any reason, including removal of a Director.

     The Trust currently issues only one class of shares of beneficial interest of each separate series of shares which share in proportional ownership of the assets of that series. There are no cumulative voting rights nor are there any extraordinary limitations to the rights and privileges of ownership and redemption.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PRICES OF SHARES.

     The price to be paid by an investor for shares of a Fund, after receipt by the Funds' shareholder Services Agent (the "Agent") of a request in good order, is the next determined net asset value per share which the Trust calculates once daily as of the close of regular trading (normally 4:00 p.m., New York time) each business day the New York Stock Exchange ("NYSE") is open for unrestricted trading. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and

Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

STOCK AND BOND FUNDS.

     In determining the net asset value per share of each Stock Fund and Bond Fund, the fair value of all securities, determined as described below, is added to the fair value any other assets to arrive at total assets. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net asset figure obtained as described above is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share. For purposes of determining the net asset value per share of each Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.

     The Trust values fixed-income portfolio securities including U.S. Treasury obligations, and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks or savings and loan associations, commercial paper, corporate short-term notes and other short term investments with original or remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. In circumstances where the Adviser or Sub-Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Trust amortizes to maturity all securities with 60 days or less to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

     The Trust deems the maturities of variable or floating rate instruments, or instruments which a Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

     The Trust values equity securities listed or traded on an exchange at their last sales price on the exchange where the security is principally traded. Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the NASDAQ "Official Closing Price" if approved by the Board. These procedures need not be used to determine the value of debt securities owned by the Fund if, in the opinion of the Board of Trustees some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value. A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Adviser to be the primary market for such security. Shares of open end investment companies are valued at net asset value per share. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board.

     Securities for which market quotes are not readily available and all other securities and other assets of the Fund are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. These procedures provide a number of factors to be taken into account by a Pricing Committee composed of members of the Fund's management and representatives of the relevant portfolio management team. The Board generally reviews reports of these fair value determinations at its regular meetings, unless a valuation matter requires its earlier attention.

MONEY MARKET FUNDS.

     It is the Trust's policy to use its best efforts to maintain a constant per share price for the Money Funds equal to $1.00.

     The portfolio instruments of the Money Funds are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     The valuation of each Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of each Fund's per share net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act. Under this rule, each Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of one year or less, and invest only in securities determined by the Board of Trustees, and as required by the rule, to be of high quality with minimal credit risks. High quality is defined as the top two quality rating grades as rated by any two nationally recognized statistical rating organizations ("NRSRO"), or by one NRSRO if rated by only one, or if not rated by an NRSRO, of comparable quality as determined by the Adviser or Sub-Adviser. The U.S. Treasury Money Fund invests only in securities guaranteed by the full faith and credit of the U.S. Government, that is, of the highest quality.

     In accordance with the rule the Board of Trustees has established procedures designed to stabilize, to the extent reasonably practicable, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of a Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Trustees. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause a Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

PAYMENT AND TERMS OF OFFERING.

     Payment of shares purchased must accompany the purchase order either by check or by wire made payable to the Fund or to Atlas Funds and sent to the Agent. As a condition of this offering, if the Trust cancels an order to purchase shares due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by a Fund by reason of such cancellation, and if such purchaser is a shareholder, the Trust shall have the authority as agent of the shareholder to redeem shares in his account for their then-current net asset value per share to reimburse the Trust for the loss incurred. The Trust may prohibit future orders from investors whose purchase orders have been canceled due to nonpayment. The Distributor or the Adviser will reimburse the Fund for any such losses not recovered from the shareholder.

     The Trust reserves the right to change the generally applicable minimum initial or subsequent investment amounts at any time upon disclosure of such change in the prospectus or a supplement. The Trust may waive or reduce the minimum initial or subsequent investment amount without prior prospectus disclosure for types of accounts involving scheduled continuous investments such as automatic purchase plans and employee benefit plan investment programs. For purposes of determining eligibility for reduced minimum initial amounts, "employee accounts" are defined as accounts of officers, Trustees, current or retired employees of Golden West Financial Corporation and its operating subsidiaries. An order to purchase shares is not binding on the Trust until the Agent confirms it in writing (or by other arrangements made with the Trust, in the case of orders utilizing wire transfer of funds) and the Trust receives payment. Any purchase order or exchange may be rejected by the Trust or the Distributor prior to confirmation, and the Trust reserves the right, upon prior written notice to a shareholder, to refuse to accept any additional purchase or exchange requests from the shareholder.

THE SHAREHOLDER ACCOUNT.

     When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's instructions on the account application. A shareholder will receive from the Agent a confirmation statement showing the current transaction and a summary of the status of the account as of the transaction date after each investment, redemption (except for a redemption by Checkwriting), exchange of Atlas Fund shares or any payment or reinvestment of dividends or distributions. The minimum redemption amounts and minimum account balances described in the Prospectus do not apply to mandatory periodic payments under an IRA or SEP Plan or other qualified benefit plan.

                       OTHER INVESTMENT AND REDEMPTION SERVICES

TELEPHONE REDEMPTIONS.

     When utilizing the telephone redemption service, the shareholder must give the full registration name, address, number of shares to be redeemed, account number and name of the Fund in order for the redemption request to be processed. A corporation, partnership or other entity wishing to utilize the telephone redemption services must have on file with the Trust a Securities Transaction Form indicating the names, titles and the required number of signatures authorized to act on its behalf. For a corporation, the authorization form must be signed by a duly authorized officer(s) and the signature guaranteed or the corporate seal affixed.

     Any changes or exceptions (made more than 30 days from the election of the feature) to the original instructions of a shareholder with respect to telephone redemption must be made in writing, with signature(s) guaranteed, and will be effective upon receipt by the Agent. The Agent and the Trust reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option upon 30 days' written notice.

REDEMPTIONS IN KIND.

     It is possible that unusual conditions may arise in the future which would, in the opinion of the Board of Trustees of the Trust, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities or other property of a Fund. The Trust would value securities delivered in payment of redemptions at the same value assigned to such securities in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when they sell these securities. If the Trust so elects, however, it must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of a Fund at the beginning of such period.

CHECKWRITING REDEMPTIONS.

     The checkwriting feature available for Atlas money and bond fund accounts does not create a bank or savings and loan checking account or any banking relationship between you and the fund or any bank or savings and loan association. A "check" is merely an instruction to the Shareholder Service Agent to process a redemption. Because the Agent is not a depository institution, it can give no assurance that a stop payment order will be effective.

                              TAXATION OF THE FUNDS

     Each Fund intends to continue to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If a Fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

    To so qualify under Subchapter M, a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies. To qualify, a Fund must also diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     If for any reason a Fund failed to qualify under Subchapter M, then such Fund would be taxable as a regular corporation under Subchapter C of the Code, with the result that, among other things, (i) the Fund would not be entitled to a deduction for distributions made to the shareholders, subjecting the net marginal rates of up to 39%, and (ii) distributions made to the shareholders would be treated as corporate distributions taxable as dividends to the extent of earnings and profits of the Fund.

     The S&P 500 Index Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. Under the Code, the Master Portfolio is treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any interest, dividends, or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding cash distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of interest, dividends and gains without a corresponding cash distribution.

     Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) ordinary income and capital gain net income actually distributed by a Fund in the current year and (ii) any amount on which a Fund pays income tax for the year. Each Fund intends to continue to meet these distribution requirements to avoid the excise tax liability.

     To the extent that dividends received by a Fund would qualify for the 70% dividends received deduction available to corporations or the reduced maximum rate available to individuals, a Fund must designate in a written notice to shareholders, mailed not later than 60 days after the close of its taxable year, the amount of the Fund's dividends that would be eligible for this treatment.

     Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

LONG-TERM CAPITAL GAINS.

     Each Fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss realized on sales of portfolio securities. Any dividend or capital gain distribution paid by a Fund has the effect of reducing the net asset value per share on the record date by the amount of the distribution. Therefore, such a distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder, to the extent that it is paid on the shares so purchased, even though subject to income taxes. A sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

FOREIGN SHAREHOLDERS.

     Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce a Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. To the extent a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of the such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their United States income taxes.

     As a general policy, however, shares of the Funds are not made available to persons who do not have a residence within the United States of America or its territories.

OTHER MATTERS.

     Investors should be aware that the investments to be made by the Bond Funds may involve sophisticated tax rules such as the original issue discount and mark to market rules that would result in income or gain recognition without corresponding current cash receipts. Although these Funds will seek to avoid significant noncash income, such noncash income could be generated. Investors should be aware that the Stock Funds and the Strategic Income Fund may invest in securities issued by foreign companies or governments and traded in foreign markets.

TAX ASPECTS OF COVERED CALLS AND HEDGING TRANSACTIONS.

     Certain foreign currency exchange contracts in which a Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts generally are treated as ordinary income or loss. In addition, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Code. An election can be made by a Fund to exempt these transactions from this mark-to-market treatment.

     Certain forward contracts entered into by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses may be offset against market gains and losses before determining a net "Section 988" gain or loss under the Code, which may increase or decrease the amount of a Fund's investment company income available for distribution to its shareholders.

SPECIAL TAX CONSIDERATIONS FOR THE MUNICIPAL FUNDS.

GENERAL.

     The percentage of total dividends paid by the Municipal Funds with respect to any taxable year and qualified for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the Municipal Funds to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Municipal Funds' assets must consist of tax-exempt securities. In addition, each of the Municipal Funds must distribute 90% of the aggregate interest excludable from gross income and 90% of the investment company taxable income earned by the Municipal Fund during the taxable year. Not later than 60 days after the close of its taxable year, each Municipal Fund will notify each shareholder of the portion of the dividends paid by the Municipal Fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the Municipal Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

     The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an alternative minimum tax on individuals at a rate of up to 28% and on corporations at a rate of 20%. The Municipal Funds are not restricted in the percentage of securities subject to the alternative minimum tax they may hold or the amount of income subject to the alternative minimum tax they may distribute.

     Further, under the Code corporate shareholders must include federal exempt-interest dividends in their adjusted current earnings for calculation of corporate alternative minimum taxable income.

     Substantially all "investment company taxable income" earned by the Municipal Funds will be distributed to shareholders. In general, a Municipal Fund's investment company taxable income will be its taxable income (for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Municipal Funds would be taxed on any undistributed investment company taxable income. Since it is intended that any such taxable income will be distributed, it will be taxable to shareholders as ordinary income. Similarly, distributions of capital gains, if any, will be taxable to shareholders. Market discount earned on tax-exempt obligations will not qualify as tax-exempt income.

CALIFORNIA.

     Like the Municipal Funds, the California Funds are subject to federal tax under Subchapter M of the Code (as described above). With respect to taxation by California, in general, California has adopted federal law with respect to the taxation of regulated investment companies and their shareholders. In any year in which a California Fund qualifies as a regulated investment company under the Code and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of that California Fund consists of bonds the interest on which (when held by an individual) is exempt from personal income taxation under California law ("California Exempt Securities"), then that California Fund will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The California Funds intend to qualify under the above requirement so that they may pay California exempt-interest dividends. If a California Fund fails to so qualify, no part of that California Fund's dividends will be exempt from California personal income tax. Even if a California Fund qualifies under the above requirement, any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

     Not later than 60 days after the close of its taxable year, each California Fund will notify each of its shareholders of the portion of the dividends exempt from California personal income tax paid by such fund to the shareholder with respect to such taxable year. The total amount of California exempt-interest dividends paid by a California Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the California Fund during such year on California-Exempt Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of another California tax-exempt fund and dividends paid to the California Fund's corporate shareholders) that are deemed to have been paid from such interest. Dividends paid to individual shareholders by the California Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates. For purposes of the limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the California Fund from California-Exempt Securities for such year in the same ratio as such interest from California-Exempt Securities bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California-Exempt Securities received by the California Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

     In cases where shareholders are "substantial users" or "related persons" with respect to California-Exempt Securities held by a California Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the California Fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes.

     Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be subject to California tax. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry California Funds shares is not deductible for California corporate or personal income tax purposes if the California Fund distributes California exempt-interest dividends during the shareholder's taxable year.

OTHER MATTERS.

     Shares of the Municipal Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the tax-exempt nature of Municipal Funds' dividends, and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Municipal Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

     Interest on indebtedness incurred by a shareholder to purchase or carry Municipal Fund shares is not deductible for federal income tax purposes if the Municipal Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

SPECIAL TAX CONSIDERATIONS FOR THE TREASURY MONEY FUND.

     Income dividends on shares of the U.S. Treasury Money Fund are subject to federal income tax, but in most states are exempt from state personal income tax.


                                      * * *


     The foregoing is a general abbreviated summary of present United States federal income taxes and, as to the California Funds, of California franchise and income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to dividends and distributions received.


                                  UNDERWRITERS


     The Trust has entered into a Principal Underwriting Agreement with the Distributor, 794 Davis Street, San Leandro, California, which serves as the sole underwriter and Distributor, on a continuous basis of each Fund's shares. The Distributor, like the Adviser, is a wholly-owned subsidiary of Golden West Financial Corporation.

    The Principal Underwriting Agreement contains indemnification provisions similar to those of the Advisory Agreement.


                              FINANCIAL STATEMENTS

     The Trust's audited financial statements for its fiscal year ended December 31, 2004, as contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2004 (the "Annual Report"), are incorporated herein by reference to the Annual Report which has been filed with the SEC. Such financial statements of the Trust have been audited by the Trust's independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein by reference in reliance upon such report of Deloitte & Touche LLP, given upon their authority as experts in accounting and auditing.

     The financial statements of the S&P 500 Index Master Portfolio have been audited by the independent registered public accounting firm of PricewaterhouseCoopers LLP, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein in reliance upon such report of those independent registered public accounting firms, given upon their authority as experts in accounting and auditing. Any person not receiving the Annual Report previously or with this Statement should call or write the Trust to obtain a free copy.

                                   APPENDIX A

                             PROXY VOTING PROCEDURES




                      ATLAS FUNDS AND ATLAS INSURANCE TRUST
               BOSTON SAFE ADVISORS (MELLON FINANCIAL CORPORATION)
                    HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC
                        MADISON INVESTMENT ADVISORS, INC.
                     NEW YORK LIFE INVESTMENT MANAGEMENT LLC
                             OPPENHEIMERFUNDS, INC.
                        RENAISSANCE INVESTMENT MANAGEMENT
                        TURNER INVESTMENT PARTNERS, INC.
                          BARCLAYS GLOBAL FUND ADVISORS

                                   ATLAS FUNDS
                              ATLAS INSURANCE TRUST

                       PROXY VOTING POLICY AND PROCEDURES
                                  APRIL 1, 2005

     The Board of Trustees of Atlas Funds and Atlas Insurance Trust (collectively referred to as the "Trusts") have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts' investment portfolios ("Funds").

I.   PROXY VOTING POLICY

A. The policy of the Trusts is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Atlas Advisers, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight.

B. The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by any of the Funds to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a "Sub-Adviser"). If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

II.  FIDUCIARY DUTY

The Trusts hold the right to vote proxies with respect to portfolio securities held by the Funds. The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

III. PROXY VOTING PROCEDURES

A. At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser and each such Sub-Adviser shall notify the Board promptly of material changes to any of these documents.

B. At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to the Board a record of each proxy voted that the Adviser or Sub-Adviser has identified as involving a conflict of interest. The report will indicate the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Adviser, Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, other than the obligation the Adviser or Sub-Adviser incurs as investment adviser to the Fund, which may compromise the Adviser's or Sub-Adviser's independence of judgment and action in voting the proxy.

IV.  REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

V.   ANNUAL FILING OF PROXY VOTING RECORD

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period, ended June 30, on Form N-PX no later than August 31 of each year. The Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall assist in facilitating the filing of Form N-PX by providing a record of each proxy voted on behalf of the Fund's portfolio securities.

VI.  PROXY VOTING DISCLOSURES

A.   The Trusts shall include in its Form N-1A registration statement:

     1. A description of this policy or the policies and procedures used by the Adviser (if it has retained the authority to vote proxies on behalf of any Fund), and by a Sub-Adviser with authority to vote proxies on behalf of any Fund, to determine how to vote proxies relating to portfolio securities; and

     2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period, ended June 30, is available without charge, upon request, by calling the Trusts' toll-free telephone number (or through a specified Internet address or both) and on the SEC website.

B. The Trusts shall include in its Annual and Semi-Annual Reports to shareholders:

     1. A statement that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts' toll-free telephone number or through a specified Internet address, and on the SEC website.

     2. A statement that information regarding how proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number (or through a specified Internet address or both) and on the SEC website.

                          MELLON FINANCIAL CORPORATION
                             (BOSTON SAFE ADVISORS)

                               PROXY VOTING POLICY
                               (Approved 08/20/04)

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

     With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                      HOTCHKIS AND WILEY CAPITAL MANAGEMENT

                      PROXY VOTING POLICIES AND PROCEDURES

PURPOSE

The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis and Wiley Capital Management ("HWCM") to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").

POLICY

HWCM acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies, HWCM will vote all proxies in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.

When voting proxies for clients, HWCM's primary concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). HWCM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.

GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, HWCM will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

MANAGEMENT PROPOSALS

The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. Generally, in the absence of any unusual or non-routine information, the following items are likely to be supported:

o Ratification of appointment of independent registered public accounting firm

o    General updating/corrective amendments to charter

o    Increase in common share authorization for a stock split or share dividend

o    Stock option plans that are incentive based and not excessive

o    Election of directors

The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

o    Directors' liability and indemnity proposals

o    Executive compensation plans

o Mergers, acquisitions, and other restructurings submitted to a shareholder vote

o    Anti-takeover and related provisions

SHAREHOLDER PROPOSALS

Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact. In general, HWCM will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals. However, HWCM will support shareholder proposals that are consistent with HWCM's proxy voting guidelines for board-approved proposals

Generally, shareholder proposals related to the following items are supported:

o    Confidential voting

o    Bylaw and charter amendments only with shareholder approval

o    Majority of independent directors in a board

Generally, shareholder proposals related to the following items are not supported:

o    Limitations on the tenure of directors

o    Declassification of the board

o    Cumulative voting

o Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

o Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Conflict of Interest

Due to the nature of HWCM's business and its small size, it is unlikely that conflicts of interest will arise in voting proxies of public companies,. However, if a potential conflict of interest did arise it would typically be a proxy for a company that is also HWCM's client. In this event, the Compliance Department will review these votes to make sure that HWCM's proposed votes are consistent with the established guidelines and not prompted by any conflict of interest.

HWCM may receive proxies for companies which are clients of Stephens Inc. ("Stephens"), a full service broker-dealer and investment bank who's parent company, Stephens Group Inc., owns a non-controlling minority interest in HWCM. Stephens does not directly or indirectly participate in HWCM's policies or decisions with respect to proxy voting.

PROCEDURES

HWCM's Portfolio Services Department is responsible for ensuring that all proxies received by HWCM are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

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HWCM subscribes to an independent third party proxy research firm which provides analysis and recommendation for company proxies. On specific items where the board-approved recommendation and the research firm's recommendation do not agree, HWCM will generally approve the board-approved recommendation if it is consistent with our established guidelines. The HWCM analyst responsible for research for the company makes a determination on how to vote the proxies using our established guidelines.

Whenever HWCM is proposing to vote against the board-approved recommendations or against its established guidelines, the Compliance Department will review these votes to make sure that HWCM's proposed vote is not prompted by any conflict of interest.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, HWCM will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that HWCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the HWCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made by clients regarding conflicts of interest in voting the proxy.

HWCM will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how HWCM voted their securities. Clients may obtain information about how their securities were voted or a copy of our Proxy Voting Policies and Procedures free of charge by written request addressed to HWCM.

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                        MADISON INVESTMENT ADVISORS, INC.
                             MADISON SCOTTSDALE, LC
                          CONCORD ASSET MANAGEMENT, LLC
                                  MOSAIC FUNDS

                              Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client's best interests as described below by these policies.

REGULAR ACCOUNTS

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

              Making the Initial Decision on How to Vote the Proxy

As stated above, OUR GOAL AND INTENT IS TO VOTE ALL PROXIES IN THE CLIENT'S BEST INTERESTS. For practical purposes, UNLESS WE MAKE AN AFFIRMATIVE DECISION TO THE CONTRARY, when WE VOTE A PROXY AS THE BOARD OF DIRECTORS OF A COMPANY RECOMMENDS, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, IF WE BELIEVE THAT VOTING AS THE BOARD OF DIRECTORS RECOMMENDS WOULD NOT BE IN A CLIENT'S BEST INTERESTS, THEN WE MUST VOTE AGAINST THE BOARD'S RECOMMENDATION.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

                            Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g. equitycorresp@madisonadv.com).

      Why would voting as the Board recommends NOT be in the client's best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

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1.   Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position?

          (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients' best interests to vote against management's recommendation.)

2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal?

3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market?

          (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management's recommendation if we believe a "No" vote could help prevent future share price depreciation resulting from management's proposal or if we believe the value of the investment will appreciate if management's proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management's recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the Board of Directors recommendation cause us to violate our client's investment guidelines?

Essentially, we must "second guess" the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients' investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC's EDGAR database, we must keep a copy of the proxy statement.

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ADDRESSING CONFLICTS OF INTEREST

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent registered public accounting firm (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, the firm will employ the services of an independent third party "proxy services firm" to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

In the absence of any conflict, once any member of the relevant portfolio management team determines that it would be in our clients' best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

ERISA FIDUCIARY ACCOUNTS

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, we are required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that our investment management agreement (or the ERISA client's plan document) (collectively, the "Contracts") address the issue of who is responsible for voting proxies.

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1.   If the Contracts expressly preclude us from voting proxies, then the
     Trustee must vote proxies attributable to our ERISA client's accounts.

2. On the other hand, if the Contracts are silent or simply state that we "may" vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

ERISA requires us, when we are responsible for voting proxies:

1.   To maintain voting records for review by the named fiduciary of the plan;
     and

2. Ensure that the custodian (or plan Trustee, as the case may be) forward to us all proxies received so that we may vote them in a timely manner.

Our general policy is to vote all ERISA plan proxies received in the same manner as we vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

ADDITIONAL RECORDKEEPING RULES RELATED TO PROXY VOTING

We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, we need not keep a copy of the actual proxy statements we received if they are available on the SEC's EDGAR database.

We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally.

We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

PRACTICAL AND LOGISTICAL MATTERS

Equity proxies are generally distributed by Matt Hayner to the portfolio manager/analyst primarily responsible for research with respect to any particular company or, in the case of conflicted proxies, to the CCO in order to obtain information from Glass Lewis. Voting directions are provided by such individuals and returned to him. Voting decisions are documented by e-mail to the "Proxies" e-mail group by the individual making the proxy decision and hard copies maintained in Matt Hayner's office as a cross-reference on how and what the firm is voting. Decisions are communicated to Operations for entry into Proxy Edge. Matt Hayner also provides the voting decisions via e-mail to individuals with proxy voting responsibilities at the Madison Scottsdale and Concord offices for consideration by portfolio managers in those offices.

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                     NEW YORK LIFE INVESTMENT MANAGEMENT LLC
                       PROXY VOTING POLICY AND PROCEDURES


I.   INTRODUCTION

     New York Life Investment Management LLC (the "Adviser") has adopted these "Proxy Voting Policy and Procedures" ("Policy") to ensure compliance by the Adviser with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and other applicable fiduciary obligations. The Policy is designed to provide guidance to portfolio managers and others in discharging the Adviser's proxy voting duty, and to ensure that proxies are voted in the best interests of the Adviser's clients.

II.  STATEMENT OF POLICY

     It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

III. PROCEDURES

A.   ACCOUNT SET-UP AND REVIEW

     Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser. The responsibility to vote proxies and the guidelines that will be followed for such client will be specified in the client's investment advisory contract with the Adviser. The client may choose to have the Adviser vote proxies in accordance with the Adviser's standard guidelines (Appendix A), or the Adviser, in its discretion, may permit a client to modify the Adviser's standard guidelines. Alternatively, the Adviser may decline to accept authority to vote such client's proxies. Designated personnel within each portfolio management area will be responsible for ensuring that each new client's account for which the client has delegated proxy voting authority is established on the appropriate systems.

B.   PROXY VOTING

1.   GUIDELINES FOR RECURRING ISSUES

     The Adviser has adopted proxy voting guidelines as reflected in Appendix A ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Adviser's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. These Guidelines are meant to convey the Adviser's general approach to voting decisions on certain issues. Nevertheless the Adviser's

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portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

2.   USE OF THIRD PARTY PROXY SERVICE

     In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected Institutional Shareholder Services ("ISS") - a proxy research and voting service
- to assist it in researching and voting proxies. ISS helps institutional investors research the financial implications of proxy proposals and cast votes that will protect and enhance shareholder returns. The Adviser will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by ISS. ISS will research each proxy and provide a recommendation to the Adviser as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. For clients using proxy voting guidelines different from the Adviser's Guidelines, the Adviser will instruct ISS to make its voting recommendations in accordance with such modified guidelines. ISS will cast votes in accordance with its recommendations unless instructed otherwise by a portfolio manager as set forth below.

3.   REVIEW OF RECOMMENDATIONS

     The Adviser's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). Consequently, the portfolio manager or other appointed staff shall review and evaluate the Recommendation for each proxy ballot before ISS casts the vote, taking into account the Policy, the guidelines applicable to the account(s), and the best interests of the client(s). The portfolio manager shall override the Recommendation should he/she not believe that such Recommendation, based on all facts and circumstances, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts as further discussed below. The Adviser may have different policies and procedures for different clients which may result in different votes. Also, the Adviser may choose not to vote proxies under the following circumstances:

     o If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;

     o    If the cost of voting the proxy outweighs the possible benefit; or

     o If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

4.   ADDRESSING MATERIAL CONFLICTS OF INTEREST

     Prior to overriding a Recommendation, the portfolio manager (or other designated personnel) must complete the Proxy Vote Override Form, attached as Appendix B, and submit it to Compliance for determination as to whether a potential material conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted ("Material Conflict"). Portfolio managers have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where

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the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

     o    Manages the issuer's or proponent's pension plan;

     o    Administers the issuer's or proponent's employee benefit plan;

     o Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or

     o    Manages money for an employee group.

     Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

     o    An executive of the issuer or proponent;

     o    A director of the issuer or proponent;

     o    A person who is a candidate to be a director of the issuer;

     o    A participant in the proxy contest; or

     o    A proponent of a proxy proposal.

Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser can create a Material Conflict.

     If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy
- i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential Material Conflict, the Committee may review the following factors, including but not limited to:

     o The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.

     o The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.

     o Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.

     o Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.

     o Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

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     In the event ISS itself has a conflict and thus, is unable to provide a
Recommendation, the portfolio manager will make a voting recommendation and complete a Proxy Vote Override Form. Compliance will review the form and if it determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may instruct ISS to vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration.

5.   LENDING

     The Adviser will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

6.   USE OF SUBADVISERS

     To the extent that the Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client account on a discretionary basis, the Adviser may delegate responsibility for voting proxies to the subadvisers. However, such subadvisers will be required either to follow the Policy and Guidelines or to demonstrate that their proxy voting policies and procedures are consistent with this Policy and Guidelines or otherwise implemented in the best interests of the Adviser's clients and appear to comply with governing regulations.

C.   PROXY VOTING COMMITTEE

     The Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet annually and as needed to address potential Material Conflicts as further described above.(1) The Proxy Voting Committee will have the following responsibilities:

     o Review potential Material Conflicts and decide (by majority vote) whether to approve override requests made by portfolio managers.

     o Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

     o    Recommend and adopt changes to the Policy as needed.

     o    Annually review all portfolio manager overrides.

     o Annually review ISS reports, including Votes Against Management Reports and the ISS Post-Season Report.

     o Annually review the performance of ISS and determine whether the Adviser should continue to retain ISS' services.

     o Review the Adviser's voting record (or applicable summaries of the voting record).

     o Review sub-advisers' voting records (or applicable summaries of the voting records).

     o    Oversee compliance with the regulatory disclosure requirements.

     o Report annually to the investment company boards on proxy voting matters, including:


     -----------
     1 The Proxy Voting Committee will initially consist of the members of the NYLIM LLC Compliance Committee. The participation of five members of the Proxy Voting Committee in any meeting will constitute a quorum.

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     -    Overrides of Recommendations
     -    Proxy Voting Committee action on potential Material Conflicts
     -    Any changes to the Policy or Guidelines
     -    Comments on the proxy voting records for the funds
     -    Compliance with disclosure requirements
     -    Compliance reports as to reviews by Compliance of overrides

IV.  COMPLIANCE MONITORING

     A.   MONITORING OF OVERRIDES

     Compliance will periodically review ISS reports of portfolio manager overrides to confirm that proper override and conflict checking procedures were followed.

Supervisory Review

     The designated supervisor for each portfolio management area will be responsible for ensuring that portfolio managers are acting in accordance with this Policy. Supervisors must approve all portfolio manager requests for overrides and evidence such approval by signing the completed Proxy Override Request Form. Compliance will review proxy voting activity as part of its quarterly meetings with each designated supervisor.

Oversight of Sub-advisers

     Compliance will annually review the proxy voting policies and procedures of the Adviser's sub-advisers and report to the Proxy Voting Committee its view as to whether such policies and procedures appear to comply with governing regulations. The Proxy Voting Committee will further review the voting records of the Adviser's sub-advisers.

Compliance Reporting to Fund Boards

     Each quarter, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as adviser all proxy votes involving the relevant mutual fund in which the Adviser has overridden the Recommendation, and include a description of the reason for the override and whether such override involved a potential material conflict and participation of the Proxy Voting Committee.

     Annually, the Proxy Voting Committee will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the proxy voting policy or guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.

V.   CLIENT REPORTING

     A.   DISCLOSURE TO ADVISORY CLIENTS

     On or before August 6, 2003, the Adviser will provide existing clients for whom it exercises voting authority with:

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o    A summary of the Adviser's policies and procedures; and

o Instructions as to how to obtain information from the Adviser on how it has voted with respect to their securities (on votes occurring from June 30, 2003 forward). In addition, the Adviser will update its Form ADV Part II to include a summary of its proxy voting policies and procedures.

     The Adviser will also provide a copy of this Policy and the Guidelines upon request from a client.

     Beginning July 1, 2004, the Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client's portfolio. Reports will be available for each twelve month period from July 1 to June 30 of the following year. The initial report will cover the year July 1, 2003 through June 30, 2004. The report will be produced using ISS ProxyMaster software and will generally contain the following information:

     o    The name of the issuer of the security:

     o    The security's exchange ticker symbol;

     o    The security's CUSIP number;

     o    The shareholder meeting date;

     o    A brief identification of the matter voted on;

     o    Whether the matter was proposed by the issuer of by a security holder;

     o    Whether the Adviser cast its vote on the matter;

     o    How the Adviser voted; and

     o    Whether the Adviser voted for or against management.

B.   INVESTMENT COMPANY DISCLOSURES

     The Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company client is properly reported on Form N-PX no later than August 31 of each year. The Adviser will also ensure that each such fund client states in its Statement of Additional Information ("SAI") and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund's website and on the SEC's website.

     The Adviser will ensure that proper disclosure is made in each fund's SAI describing the policies and procedures used to determine how to vote proxies relating to such fund's portfolio securities. The Adviser will further ensure that the annual and semiannual report for each fund states that a description of the fund's proxy voting policies and procedures is available: (1) without charge, upon request, by calling a specified toll-free telephone number; (2) on the fund's website; and (3) on the SEC's website.



                                   B-14

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VI.  RECORDKEEPING

     Either the Adviser or ISS as indicated below will maintain the following records:

     o    A copy of the Policy and Guidelines (Adviser);

     o A copy of each proxy statement received by the Adviser regarding client securities (ISS);

     o    A record of each vote cast by the Adviser on behalf of a client (ISS);

     o A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (ISS and Adviser);

     o A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

     o Minutes of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.









                                   B-15

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                             OPPENHEIMERFUNDS, INC.
                               225 LIBERTY STREET
                            2 WORLD FINANCIAL CENTER
                                  NEW YORK, NY
                                   10281-1008

        Oppenheimer Funds Portfolio Proxy Voting Policies and Procedures
                                 August 1, 2003

     These PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A.   ACCOUNTS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY

     Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

     In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B.   OBJECTIVE

     o OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

     When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

     In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C.   PROXY VOTING AGENT

     OFI has retained INSTITUTIONAL SHAREHOLDER SERVICES ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

     ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds

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Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

     ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

     o    The name of the issuer of the portfolio security;

     o    The exchange ticker symbol of the portfolio security;

     o    The CUSIP number for the portfolio security;

     o    The shareholder meeting date;

     o    A brief identification of the matter voted on;

     o    Whether the matter was proposed by the issuer or by a security holder;

     o    Whether the fund cast its vote on the matter;

     o How the fund cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and

     o    Whether the fund cast its vote for or against management.

     The ISS reports also include the ISS recommended vote on each proposal.

D.   PROXY VOTING COORDINATOR

     The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E.   CONFLICTS OF INTEREST

     OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the

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best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F.   PROXY VOTING GUIDELINES

     The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio PROXY VOTING GUIDELINES address the issues OFI has most frequently encountered in the past several years.









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               OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES
                                 AUGUST 1, 2003


SUMMARY

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

     o We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

     o In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

     o We support shareholder proposals to reduce a super-majority vote requirement.

     o We oppose management proposals to add a super-majority vote requirement.

     o We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

     o We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

     o    We oppose re-pricing of stock options.

     o In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.





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                                OPPENHEIMER FUNDS
                             PROXY VOTING GUIDELINES



1.0  THE BOARD OF DIRECTORS

1.01 Voting on Director Nominees

     Vote FOR each Director Nominee, except:

     Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed case-by-case).

     EXAMPLES of poor long-term performance include: negative 5-year annualized shareholder return, or under-performance against the company's peer group and/or index for 5 consecutive years.

1.02 Elect Compensation Committee or Audit Committee

     OPPOSE if Committee is not fully composed of Independent Directors.

     An Independent Director is defined as a director that:

o Has not been employed by the company or any affiliate in an executive capacity within the last five years.

     o Is not a member of a firm that is one of this company's paid advisors or consultants.

     o    Is not employed by a significant customer or supplier of the company.

     o    Does not have a personal services contract with the company.

     o Is not employed by a tax-exempt organization that receives significant contributions from the company.

     o Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

     o Has not had any business relationship that would be required to be disclosed under Regulation S-K.

     o a director's fees must be the sole compensation an audit committee member receives from the company.(2)

          -----------
          2 Per the proposed NYSE corporate governance standards for listed companies.


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1.03 Establish a Nominating Committee

     OPPOSE if less than all Directors on the Nominating Committee are Independent Directors.

1.04 Limit Composition of Committee(s) to Independent Directors

     Review on a CASE-BY-CASE basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05 Require that Directors' Fees be Paid in Stock

     Vote WITH MANAGEMENT.

1.06 Approve Increase in Board Size

     Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07 Approve Decrease in Board Size

     SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08 Classify Board of Directors

     Vote AGAINST proposal to classify the board of directors.

     Vote FOR proposals to repeal classified boards and to elect all directors annually.

     In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

     DISCUSSION. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

1.09 Officers/Directors Liability and Indemnification

     SUPPORT proposal if it conforms to state law.

1.10 Director Age Restrictions

     OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11 Establish Term Limits for Directors

     Vote WITH MANAGEMENT.


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1.12 Mandatory Retirement Age for Directors

     OPPOSE provided there are term limits for Directors.

1.13 Separate CEO & Chairman Positions

     Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14 Require Annual Election of Directors

     Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15 Require that a Majority of Directors be Independent

     Vote FOR proposal that a majority of Directors be Independent.

     Consider proposals that MORE THAN A MAJORITY of Directors be Independent on a CASE-BY-CASE basis.

1.16 Establish Director Stock Ownership Requirements


VOTE WITH MANAGEMENT

2.0  Auditors

2.01 Ratify Selection of Auditors

     Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02 Approve Discharge of Auditors

     Examine on a CASE-BY-CASE basis.

2.03 Audit Firm Rotation

     Vote AGAINST shareholder proposal asking for audit firm rotation.

     Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

     OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

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3.0  Proxy Contest Defenses

3.01 Eliminate Cumulative Voting

     Vote FOR proposal to eliminate cumulative voting.

     Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02 Provide for Confidential Voting

     OPPOSE.

     If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  TENDER OFFER DEFENSES

4.01 Management Proposal to adopt shareholders rights plan ("poison pill")

     These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

     OFI will generally Oppose adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; AND (2) absence of other takeover defenses OR provisions for independent director review of poison pill, with option to renew poison pill.

4.02 Submit Poison Pill to Shareholder Vote

     Vote FOR.

4.03 Allow Board to use all outstanding capital authorizations in the event of public tender or share exchange offer

     OPPOSE.

4.04 Super-Majority Vote Requirements

     Vote FOR shareholder proposal to reduce super-majority vote requirement.

     Vote AGAINST management proposal to require supermajority vote.

4.05 Anti-Greenmail Amendments

     Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market

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     price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

     Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0  CORPORATE GOVERNANCE

5.01 Establish Shareholder Advisory Committee


VOTE WITH MANAGEMENT

5.02 Shareholders' Right to Call a Special Meeting

     Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0  CAPITAL STRUCTURE

6.01 Increase Authorized Common Stock

     SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02 Issue Tracking Stock

     In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

     OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03 Submit Preferred Stock Issuance to Vote

     SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04 Issue "Blank Check" Preferred Stock

     OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

6.05 Increase Authorization of "Blank Check" Preferred Stock

     OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.


6.06 Pledge of Assets for Debt (Generally, Foreign Issuers)

     In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.


                                   B-24

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     OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0  COMPENSATION

     We review compensation proposals on a CASE-BY-CASE basis.

     In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

7.01 Employee Stock Purchase Plan

     Vote FOR unless the offering period exceeds 12 months.

7.02 Cash Bonus Plan

     Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03 Non-Employee Director Stock Plans

     Vote in favor if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04 Executive Stock Based Plans

     OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

     In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.(3)

7.05 Bonus for Retiring Director

     Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

7.06 Proposal to Re-price Stock Options

-----------

1 As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.


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OPPOSE.

7.07 Submit Severance Agreement to Shareholder Vote

     Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08 Shareholder Proposal to Limit Executive Compensation


VOTE WITH MANAGEMENT

7.09 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote


VOTE WITH MANAGEMENT

7.10 Treatment of Stock Option Awards: Require Expensing of Stock Options Awards

     Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0  STATE OF INCORPORATION

8.01 Proposal to Change the Company's State of Incorporation

     Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0  MERGERS AND RESTRUCTURING

9.01 Mergers and Acquisitions

     Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02 Corporate Restructuring

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

9.03 Spin-offs

     Votes on spin-offs should be considered on a CASE-BY-CASE basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04 Asset Sales

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     Votes on asset sales should be made on a CASE-BY-CASE basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05 Liquidations

     Votes on liquidations should be made on a CASE-BY-CASE basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06 Appraisal Rights

     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07 Changing Corporate Name

     Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08 Severance Agreements that are Operative in Event of Change of Control

     Review CASE-BY-CASE, with consideration given to ISS "transfer-of-wealth" analysis (see footnote to section 7.04, above).

                        RENAISSANCE INVESTMENT MANAGEMENT

                      Proxy Voting Policies and Procedures
                                  October 2004

                                     Policy

     Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Renaissance has discretion to vote the proxies of its clients, it is obligated to vote solely in the best interest of clients.

                                Voting Guidelines

     In the absence of specific voting guidelines from a client, Renaissance will vote proxies in the best interest of the client.

     The key objectives of the following policies and procedures recognize that an issuer's management is entrusted with the day-to-day operations and longer term strategic planning of that issuer, subject to the oversight of its board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the issuer's board of directors, these objectives also recognize that the shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

     The following is a compilation of the most common and recurring proxy issues and guidelines stating the Firm's proxy voting policy and position, generally, on such issues. Each proxy is reviewed separately and considered on its merits. The Firm reserves the right to vote in whatever manner is in the best interest of the clients.

1.   Management Proposals

     A.   Election of Directors

          We generally support management recommendations for directors. But, we may oppose the management slate or individual directors if we believe the election of any director is not in the best interest of the shareholders.

     B.   Selection of Auditors

          We will support the selection of auditors we know to be competent, but may vote against any whose integrity or objectivity has come into question.

     C.   Classified Board

          We typically oppose classified boards because they reduce shareholders' ability to effect change.

     D.   Limiting Shareholders' Rights to Call Special Meetings


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          We may support limitations on shareholders' rights to call special meetings, but we typically oppose the total elimination of such rights.

     E.   Limiting Shareholders' Right to Act by Written Consent

          We typically support reasonable limitations on the use of written consent, but typically oppose the total elimination of that right.

     F.   Increase in Authorized Common Stock

          We generally support the authorization of additional common stock if the company provides a detailed, satisfactory explanation of its plans for the stock in the proxy statement.

     G.   Blank Check Preferred Stock

          We generally support the creation of blank check preferred stock, or the authorization of additional shares, but may oppose such authorization if the company has authorized shares that are still unissued and has not made a case for the addition.

     H.   Supermajority Vote Requirements

          We typically oppose all supermajority voting requirements because they may be counter to the principle of majority rule.

     I.   Considering Non-Financial Effects of a Merger Proposal

          We generally oppose proposals that allow or require boards to consider the non-financial effects of a merger. As a fiduciary, it is our duty to vote in the best economic interest of the shareholders.

     J.   Director Liability and Indemnification

          We typically support efforts by the company to attract the best possible directors and officers and, therefore, generally support limiting liability.

     K.   Stock Option Plans

          Because of the complexity and the variance in company stock option plans, it is necessary to look at the terms, coverage, and possible dilution of the shareholders value in each plan and vote accordingly

     L.   Reincorporation

          We generally support reincorporation where there are valid business reasons for the move.

     M.   Mergers, Restructuring, Spin-offs


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          Since these transactions involve a change in control of the company's assets, they must be decided on a case by case basis. We generally support management on these issues where there is a demonstrable chance for stock appreciation.

2.   Corporate Governance

     A.   Poison Pill Proposals

          Poison pill proposals will be decided on a case-by-case basis. We may support the adoption of a poison pill if management can make a case as to why it is needed and the terms of the proposal are in the best economic interests of the shareholders.

     B.   Confidential Voting

          We generally support confidential voting.

     C.   Anti-greenmail Proposals

          We generally support anti-greenmail proposals because greenmail discriminates against shareholders other than the greenmailer and may result in a decreased stock price.

     D.   Equal Access to the Proxy Material

          We typically support resolutions calling for equal access to company proxy materials, but our support will turn on the ability to screen out frivolous resolutions and to ensure that the proxy statement will remain of reasonable length for responsible consideration of shareholders.

     E.   Golden Parachutes

          We may support resolutions seeking shareholder approval of golden parachutes where a company has compensation packages that are unreasonably high.

     F.   Cumulative Voting

          We generally support cumulative voting.

3.   Social Responsibility Shareholder Proposals

     With respect to social issues, we believe that in the long run, a company's business and performance will suffer if it is unresponsive to shareholder attitudes and values. We will look at the impact of the proposal on share value when considering our vote. We generally will support management's position on these issues.

                             Proxy Voting Procedures

     In an effort to manage the process of information gathering and voting proxies, the Firm has outsourced proxy voting to Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services. All issuer's proxy ballots are sent directly to ISS from the custodians. ISS researches the proxy issues and provides a voting recommendation


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based upon its own proxy-voting manual and guidelines utilized consistently among all clients (a summary of the ISS proxy voting manual may be obtained upon request), and administer voting each proxy. Renaissance accesses this information via the Internet and determines if the Firm agrees with the recommendations made by ISS. Ultimately, Renaissance maintains the right to determine the final vote.


     Renaissance portfolio managers will conduct a periodic review to ensure that ISS has voted all eligible clients' proxies according to the guidelines. In addition, account administrator will periodically verify that ISS has received all clients' proxies from the custodians.

                              Conflicts of Interest

     (1) The Firm is not presently aware of any material conflicts. However, should such conflicts arise, Renaissance will identify the conflicts that exist between the interests of Renaissance and its clients. This examination will include a review of the relationship of Renaissance and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Renaissance or an affiliate of Renaissance or has some other relationship with Renaissance or a client of Renaissance.

     (2) If a material conflict exists, Renaissance will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Renaissance will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Firm will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the advisory agreement reserves to the ERISA client the authority to vote proxies when Renaissance determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Renaissance will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of Renaissance when voting proxies if such a conflict exists.

                                   Disclosure

     Renaissance will provide to client with disclosure that clients may contact the Firm to obtain information on how Renaissance voted such client's proxies, and to request a copy of these Proxy Voting Policies and Procedures. If a client requests this information, the Firm will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Renaissance voted the client's proxy.

     A summary of these Proxy Voting Policies and Procedures will be offered to clients, and will be updated whenever these policies and procedures are updated. Renaissance will arrange for a copy of this summary to be offered to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

                                  Recordkeeping

     The Account Administrator will maintain files relating to Renaissance's proxy voting procedures in the office. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the office premises. Such records are maintained for the benefit of the Firm's clients and are available to clients upon request. Records of the following will be included in the files: Copies of these Proxy Voting Policies and Procedures, and any amendments thereto.

     A copy of any document Renaissance created that was material to making a decision how to vote proxies, or that memorializes that decision.

     A copy of each written client request for information on how Renaissance voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Renaissance voted its proxies.

     As Renaissance has access to proxy statements and records of each vote cast via the ISS Proxymaster website on the Internet, Renaissance will not maintain paper copies of those records in the office.

                        TURNER INVESTMENT PARTNERS, INC.

                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

                       Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

         Turner Investment Partners, Inc.
         1205 Westlakes Drive, Suite 100
         Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.


Adopted: This 1st day of July, 2003

                          BARCLAYS GLOBAL FUND ADVISORS
                       MASTER INVESTMENT PORTFOLIO ("MIP")
                              PROXY VOTING POLICIES


     PROXY VOTING POLICIES.

     The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolios. Therefore, the remainder of this section discusses BGFA's proxy voting guidelines.

     BGFA votes (or refrains from voting) proxies for the Master Portfolios in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolios. In some cases, BGFA may determine that it is in the best interests of the Master Portfolios to refrain from exercising the Master Portfolios' proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolios. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolios, the Master Portfolios' affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

     o BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

     o BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

     o BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

     BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolios, the Master Portfolios' affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having any influence on BGFA's proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA's independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary's instructions.

     Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-244-1544; and (ii) on the SEC's website at www.sec.gov.
                        -----------

                                  ATLAS FUNDS*

PART C: OTHER INFORMATION

Item 23. EXHIBITS:

         (a). (1) Declaration of Trust of Registrant filed herein as Exhibit
              (a)(1).

         (b). (1) Bylaws of Registrant filed herein as Exhibit (b)(1).

         (c). None.

         (d). (1) Advisory Agreement between Atlas Advisers, Inc. and Registrant. (8)

              (2) Subadvisory Agreement between The Boston Company Advisors, Inc. and Registrant. (8)

              (3) Form of Amended Subadvisory Agreement between Boston Safe Advisors, Inc. (formerly known as The Boston Company Advisors, Inc.) and Registrant. (10)

              (4) Subadvisory Agreement between Madison Investment Advisers, Inc. and Registrant. (8)

              (5) Form of Subadvisory Agreement between Registrant and Turner Investment Partners, Inc. (8)

              (6) Expense Limitation Agreement among the Registrant, Atlas Insurance Trust and Atlas Advisers, Inc. dated April 1, 2005 filed herein as Exhibit (d)(6).

              (7) Form of Subadvisory Agreement between New York Life Investment Management LLC and Registrant. (10)

              (8) Form of Subadvisory Agreement between The Renaissance Group LLC and Registrant. (10)

              (9) Form of Subadvisory Agreement between Hotchkis and Wiley Capital Management LLC and Registrant. (10)

              (10) Form of Subadvisory Agreement among Registrant, Atlas Advisers, Inc. and OppenheimerFunds, Inc. (10)

         (e). Form of Principal Underwriting Agreement between Atlas Securities, Inc. and Registrant. (8)

         (f). None.

         (g). (1) Form of Custodian Agreement between Investors Bank and Trust Company and Registrant. (1)

              (2) Amendment Agreement dated December 29, 2000 to the Custodian Agreement between Registrant and Investors Bank & Trust Company, dated November 1, 1995.

              (3) Amendment Agreement dated September 30, 2003 to the Custodian Agreement between Registrant and Investors Bank & Trust Company, dated November 1, 1995.

         (h). (1) Transfer Agency Services Agreement between PFPC Inc. and the Registrant dated, December 18, 2003.

              (2) Form of Third Party Feeder Fund Agreement Among the Registrant, Atlas Securities, Inc. and Master Investment Portfolio dated August 9, 2000. (4)

              (3) Defense and Indemnification Agreement between Golden West Financial Corporation and Barbara A. Bond dated May 21, 1999. (9)

              (4) Defense and Indemnification Agreement between Golden West Financial Corporation and Daniel L. Rubinfeld dated May 21, 1999.
              (9)

              (5) Defense and Indemnification Agreement between Golden West Financial Corporation and David J. Teece dated May 21, 1999. (9)

              (6) Form of Defense and Indemnification Agreement between Golden West Financial Corporation and Jerome Alan Gitt dated November 19, 2004. (10)

         (i). Consent of Counsel filed herein as Exhibit (i).

         (j). Consent of Independent Auditors.
              (1) Deloitte & Touche LLP filed herein as Exhibit (j)(1).
              (2) PricewaterhouseCoopers LLP filed herein as Exhibit (j)(2).

         (k). None.

         (m). Distribution Plan. (10)

         (n). None.

         (o). None.

         (p). (1) Code of Ethics for Registrant, Atlas Advisers, Inc., Atlas Securities, Inc., and Atlas Insurance Trust dated August 18, 2000, as Amended March 1, 2001, February 27, 2004 and November 19,
              2004. (10)

              (2) Amended and Restated Code of Ethics of the Oppenheimer Funds, OppenheimerFunds, Inc. and Oppenheimer Distributor, Inc. (10)

              (3) Mellon Securities Trading Policy-General Edition. (January
              2005) (10)

              (4) Code of Ethics for Barclays Global Investors, N.A. and
              Subsidiaries: Barclays Global Funds Advisors and Barclays Global Investors Services Adopted December 11, 2000. (5)

              (5) Joint Code of Ethics dated August 16, 2000 for Barclays Global Investors funds, Inc. Master Investment Portfolio. (5)

              (6) Code of Conduct for Madison Investment Advisors, Inc. (10)

              (7) Code of Ethics for Turner Investment Partners, Inc. (10)

              (8) Code of Ethics for New York Life Investment Management LLC.
              (10)

              (9) Code of Ethics for Renaissance Investment Management. (10)

              (10) Code of Ethics for Hotchkis and Wiley Capital Management LLC.

              (11) Code of Ethics for Mellon Financial Corporation. (10)

         (q) Powers of Attorney.

              (1) Atlas Funds dated June 23, 2003. (9)

              (2) Master Investment Portfolio, S&P 500 Index Master Portfolio.
              (4)

              (3) Power of Attorney for Barclays Global Investors Funds and Master Investment Portfolios dated April 18, 2003. (9)

              (4) Power of Attorney for Jerome A. Gitt, dated March 1, 2005.(10)


              *Atlas Funds has adopted and succeeded to the Registration Statement of Atlas Assets, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940 (file nos. 33-20318 and 811-5485, respectively) for all purposes, including for purposes of incorporating by reference.

              (1) Incorporated by reference to Post-Effective Amendment No. 19 as filed on February 27, 1996.

              (2) Incorporated by reference to Post-Effective Amendment No. 21 as filed on April 14, 1997.

              (3) Incorporated by reference to Post-Effective Amendment No. 25 as filed on April 28, 2000.

              (4) Incorporated by reference to Post-Effective Amendment No. 27 as filed on August 10, 2000.

              (5) Incorporated by reference to Post-Effective Amendment No. 28 as filed on April 3, 2001.

              (6) Incorporated by reference to Post-Effective Amendment No. 33 as filed on April 30, 2002.

              (7) Incorporated by reference to Post-Effective Amendment No. 34 as filed on October 31, 2003.

              (8) Incorporated by reference to Post-Effective Amendment No. 38 as filed on October 31, 2003.

              (9) Incorporated by reference to Post-Effective Amendment No. 40 as filed on April 29, 2004.

              (10) Incorporated by reference to Post-Effective Amendment No. 41 as filed on March 1, 2005

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

As of the close of business on April 1, 2005 the following are owners of 25% or more of the value of the outstanding shares of the Atlas Funds.

------------------------------------------------------- -----------------------------------------------------
Name and Address of Beneficial Owner                    Percentage of Ownership of Outstanding Shares
------------------------------------------------------- -----------------------------------------------------
Wells Fargo Bank NA FBO
World 401K                                                                     26.72%
P. O. Box 1533
Minneapolis, MN 55482
------------------------------------------------------- -----------------------------------------------------

Item 25.  INDEMNIFICATION

Article V, Section 5.2 of the Declaration of Trust of Atlas Funds, incorporated herein by reference, provides for indemnification of the Trustees of the Registrant by the Trust under certain circumstances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustees, officers or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In order to save the Trust the premium expenses associated with obtaining a directors and officers errors and omissions insurance policy, Golden West Financial Corporation has executed a Defense and Indemnification Agreement with each of the Trustees, filed as Exhibits (h)(3), (h)(4), (h)(5) and (h)(6) to this Registration Statement. Pursuant to the Agreement, Golden West Financial Corporation will defend and indemnify the Trustees with respect to any proceeding to which they are parties or threatened to be made parties, subject to certain limitations. Golden West Financial Corporation is the parent of the Adviser and Distributor of the Registrant. To the extent permitted by the 1940 Act, the non-interested Trustees may be indemnified by the Company with respect to errors and omissions. To the extent not so permitted, Golden West Financial Corporation may so indemnify the non-interested Trustees to the extent permitted by Delaware law.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See the material following the captions "Management of the Company" and "Investment Advisory and Other Services" appearing as a portion of Part B hereof. Any other business, profession, vocation or employment of a substantial nature in which each investment adviser of Atlas Funds and each trustee, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser's Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.

                  INVESTMENT ADVISER                                   FILE NO.

                  Atlas Advisers Inc.                                  801-30489
                  OppenheimerFunds, Inc.                               801-8253
                  Boston Safe Advisors, Inc.                           801-14909
                  Hotchkis and Wiley Capital Management LLC            801-60512
                  Madison Investment Advisors, Inc.                    801-9840
                  Turner Investment Partners, Inc.                     801-36220
                  Renaissance Investment Management                    801-50177
                  New York Life Investment Management                  801-57396

Item 27.  PRINCIPAL UNDERWRITERS

              (a) Registrant's principal underwriter also acts as the principal underwriter for Atlas Insurance Trust, 794 Davis Street, San Leandro, California 94577.

              (b) Directors and officers of Atlas Securities, Inc., principal underwriter of the Registrant:

-----------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                    POSITIONS AND                       POSITIONS AND
PLACE OF BUSINESS                     OFFICES WITH                        OFFICES WITH
                                      UNDERWRITER                         REGISTRANT
-----------------------------------------------------------------------------------------------------------
Marion O. Sandler                     Chairman                            Chairman
1901 Harrison Street
Oakland, CA  94612
-----------------------------------------------------------------------------------------------------------
W. Lawrence Key                       President and Chief Operating       President and Chief Operating
794 Davis Street                      Officer                             Officer
San Francisco, CA  94577
-----------------------------------------------------------------------------------------------------------
Matthew L. Sadler                     Senior Vice President               Senior Vice President
794 Davis Street
San Leandro, CA 94577
-----------------------------------------------------------------------------------------------------------
Mary Jane Fross                       Vice President and Treasurer/       N/A
794 Davis Street                      Controller
San Leandro, CA 94577
-----------------------------------------------------------------------------------------------------------
Lezlie A. Iannone                     Senior Vice President and           Senior Vice President and
794 Davis Street                      Secretary                           Secretary
San Leandro, CA 94577
-----------------------------------------------------------------------------------------------------------
Horace Marks                          Vice President and Chief            N/A
794 Davis Street                      Compliance Officer
San Leandro, CA 94577
-----------------------------------------------------------------------------------------------------------

              (c) None.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Fund Custodian, Investors Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, Atlas Securities, Inc. 794 Davis Street, San Leandro, CA 94577 and Atlas Advisers, Inc. 794 Davis Street, San Leandro, CA 94577.

Item 29.  MANAGEMENT SERVICES

              None.

Item 30.  UNDERTAKINGS

          The Registrant undertakes to furnish copies of its latest annual report and semi-annual report, upon request and without charge, to every person to whom a prospectus is delivered.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement in Rule 485(b) under the Securities Act of 1933 and it has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Leandro, and the State of California, on April 29, 2005.

                                                Atlas Funds
                                                (Registrant)

                                        By: /s/ W. Lawrence Key
                                            -------------------------
                                            W. Lawrence Key
                                            President, Chief Operating Officer

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Marion O. Sandler*                  Chairman                      April 29, 2005
----------------------------
Marion O. Sandler

Gene A. Johnson*                    Treasurer                     April 29, 2005
----------------------------
Gene A. Johnson

Russell W. Kettell*                 Trustee                       April 29, 2005
----------------------------
Russell W. Kettell

Barbara A. Bond*                    Trustee                       April 29, 2005
----------------------------
Barbara A. Bond

Jerome A. Gitt*                     Trustee                       April 29, 2005
----------------------------
Jerome A. Gitt

Daniel L. Rubinfeld*                Trustee                       April 29, 2005
----------------------------
Daniel L. Rubinfeld

David J. Teece*                     Trustee                       April 29, 2005
----------------------------
David J. Teece

By: /s/ W. Lawrence Key
- --------------------------
W. Lawrence Key

*Attorney-in-Fact
Pursuant to Powers of Attorney dated June 23, 2003 and March 1, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, and the State of California, on April 29, 2005.

                           MASTER INVESTMENT PORTFOLIO
                         S&P 500 INDEX MASTER PORTFOLIO


                                           By: /s/ Michael A. Latham
                                              ------------------------------
                                              Michael A. Latham
                                              Secretary and Treasurer
                                              (Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES                                  TITLE                                       DATE

                                            Secretary and Treasurer
/s/ Michael A. Latham                       (Principal Financial Officer)               April 29, 2005
---------------------
Michael A. Latham

Jack S. Euphrat*                            Trustee                                     April 29, 2005
---------------------
Jack S. Euphrat

Lee Kranefuss*                              Chairman, President, Trustee                April 29, 2005
---------------------                       (Principal Executive Officer)
Lee Kranefuss

W. Rodney Hughes*                           Trustee                                     April 29, 2005
---------------------
W. Rodney Hughes

Leo Soong*                                  Trustee                                     April 29, 2005
---------------------
Leo Soong

Mary G.F. Bitterman*                        Trustee                                     April 29, 2005
---------------------
Mary G. F. Bitterman

Richard K. Lyons*                           Trustee                                     April 29, 2005
---------------------
Richard K. Lyons

*By: /s/ Michael A. Latham
     ------------------------------
     Michael A. Latham
     Attorney-in-Fact


* Michael A. Latham signs this document pursuant to powers of attorney incorporated by reference to Post-Effective Amendment No. 40 as filed on April 29, 2004.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER        ITEM

(a)(1)        Declaration of Trust of Atlas Funds dated August 20, 2004

(b)(1)        Bylaws of Atlas Funds dated August 20, 2004

(d)(6)        Expense Limitation Agreement among the Atlas Funds, Atlas
              Insurance Trust and Atlas Advisers, Inc. dated April 1, 2005

(g)(2)        Amendment Agreement dated December 29, 2000 to the Custodian
              Agreement between Registrant and Investors Bank & Trust Company, dated November 1, 1995.

(g)(3)        Amendment Agreement dated September 30, 2003 to the Custodian
              Agreement between Registrant and Investors Bank & Trust Company, dated November 1, 1995.

(h)(1)        Transfer Agency Services Agreement between PFPC Inc. and Atlas
              Assets, Inc. (currently known as Atlas Funds) dated December 18,
              2003

(i)           Consent of Counsel

(j)(1)        Consent of Independent Auditor Deloitte & Touche

(j)(2)        Consent of Independent Auditor PricewaterhouseCoopers